Exhibit 99.1


                        UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF GEORGIA
                               SAVANNAH DIVISION



-------------------------------
In re:                         )              Case No. 05-40129
                               )
FRIEDMAN'S INC., et al.,       )              Judge    Hon. Lamar W. Davis, Jr.
                               )
                               )              Chapter  11
                               )
Debtor                         )
-------------------------------




                DEBTOR'S MONTHLY OPERATING REPORT (BUSINESS)

                                FOR THE PERIOD

                FROM   January 14, 2005                TO   January 29, 2005
                       ----------------                     ----------------

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                            /s/ Kathleen Horne
                                           ----------------------------------
                                           Attorney for Debtor's

Debtor's Address and Phone Number:         Attorney's Address and Phone Number:

Friedman's Inc.                            INGLESBY, FALLIGANT, HORNE,
171 Crossroads Parkway                       COURINGTON & CHISHOLM, A
Savannah, Georgia 31422                      Professional Corporation
(912) 233-9333                             17 West McDonough Street,
                                           P.O. Box 1368
                                           Savannah, Georgia 31402-1368
                                           (912) 232-7000





Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 30th day of the following month.


Friedman's Inc and Subsidiaries

Consolidating Statement of Cash Receipts and Disbursements

     January-05


                                                                          Consolidated Treasury Function
                                                   ---------------------------------------------------------------------------

Account Description                                   Store       Concentration        Master          Accounts      Payroll
                                                    Deposits                        Disbursement       Payable

G/L Account Number                                    1020             1016             1014             1018          1011

Bank                                                numerous           BofA             BofA             BofA          BofA

Bank account number                                 numerous        102243608        3272823008       3299831844     299831836


Beginning Balance                                    1,061,539        1,978,086        2,677,068     (8,916,957)    (19,701)

           Cash deposits                            13,080,857                0                0               0           0
           Credit card collections                           0        4,322,205                0               0           0
           Down payments/layaways                            0                0                0               0           0
           Sales tax                                         0                0                0               0           0
           Borrowings on line of credit                      0                0                0               0           0
           Interbank transfers                     (9,706,643)      (4,346,863)        6,624,254         639,500   4,924,876
           Intercompany allocations                          0                0                0               0           0
           Other deposits                             (72,974)          395,303                0               0       3,178

                                               -------------------------------------------------------------------------------
Total cash receipts                                  3,301,240          370,645        6,624,254         639,500   4,928,054

                                               -------------------------------------------------------------------------------
Total cash available                                 4,362,779        2,348,731        9,301,322     (8,277,457)   4,908,353

           Merchandise payments                              0                0                0               0           0
           Rent                                              0                0                0               0           0
           Advertising                                       0                0        2,837,000          11,645           0
           Jewelry repair                                    0                0           16,969         542,893           0
           Customer refunds                                  0                0                0         194,299           0
           Utilities and telephone                           0                0                0          50,187           0
           Employee travel                                   0                0                0          13,581           0
           Benefits and benefit administration               0                0           72,286          86,121           0
           Freight and inventory distribution                0                0                0         110,983           0
           Capital expenditures                              0                0                0               0           0
           Taxes and licenses                                0                0                0               0           0
           Ordinary course professionals                     0                0                0          62,561           0
           Credit and collection expenses                    0                0                0          11,310           0
           Payroll                                           0                0                0               0   4,951,421
           Professional fees                                 0                0                0               0           0
           Banking, interest and loan fees                   0                0          100,000               0           0
           Income taxes                                      0                0                0               0           0
           Sales tax                                         0                0                0         386,961           0
           American Bankers Ins Group                        0                0                0               0           0
           ACH/Debits/Charges                                0                0                0               0           0
           Healthcare                                        0                0                0               0           0
           Line of credit paydowns                           0                0                0               0           0
           Intercompany allocations                          0                0                0               0           0
           Other disbursements                          58,834           67,504           81,411     (8,151,106)           0

                                               -------------------------------------------------------------------------------
Total cash disbursements                                58,834           67,504        3,107,666     (6,680,565)   4,951,421

                                               -------------------------------------------------------------------------------
Ending cash balance                                  4,303,945        2,281,227        6,193,656     (1,596,892)    (43,068)
                                               ===============================================================================

Bank reconciliation attached?                        Yes                 Yes             Yes            Yes            Yes

Recon Validation                                      0                  (0)             (0)             0             (0)


----------------
(a) Allocation of consolidated totals to individual debtors is based off of percentages of activity as derived from the consolidating schedules included in the most recent Federal income tax filing.



CHART CONTINUED

Friedman's Inc and Subsidiaries

Consolidating Statement of Cash Receipts and Disbursements

     January-05


                                                                         Consolidated Treasury Function
                                                   ------------------------------------------------------------------------------

Account Description                                    Health      Sales Tax    Store     Home Office    Operating   Standstill
                                                      Insurance    Fiduciary     Cash       Expense                    Escrow

G/L Account Number                                      1013         1021        1025        1030          1003         1050

Bank                                                    BofA         BofA        N/A       Sun Trust     Citibank     Wachovia

Bank account number                                 3299836140   3268596048     N/A      1500518236     36852248     26166544


Beginning Balance                                      32,104         3,053   266,800         6,000              0      573,515

           Cash deposits                                    0             0         0             0              0            0
           Credit card collections                          0             0         0             0              0            0
           Down payments/layaways                           0             0         0             0              0            0
           Sales tax                                        0             0         0             0              0            0
           Borrowings on line of credit                     0             0         0             0              0            0
           Interbank transfers                              0     1,864,876         0             0              0            0
           Intercompany allocations                         0             0         0             0              0            0
           Other deposits                                   0             0         0             0              0            0

                                               ----------------------------------------------------------------------------------
Total cash receipts                                         0     1,864,876         0             0              0            0

                                               ----------------------------------------------------------------------------------
Total cash available                                   32,104     1,867,929   266,800         6,000              0      573,515

           Merchandise payments                             0             0         0             0              0            0
           Rent                                             0             0         0             0              0            0
           Advertising                                      0             0         0             0              0            0
           Jewelry repair                                   0             0         0             0              0            0
           Customer refunds                                 0             0         0             0              0            0
           Utilities and telephone                          0             0         0             0              0            0
           Employee travel                                  0             0         0             0              0            0
           Benefits and benefit administration         67,575             0         0             0              0            0
           Freight and inventory distribution               0             0         0             0              0            0
           Capital expenditures                             0             0         0             0              0            0
           Taxes and licenses                               0             0         0             0              0            0
           Ordinary course professionals                    0             0         0             0              0            0
           Credit and collection expenses                   0             0         0             0              0            0
           Payroll                                          0             0         0             0              0            0
           Professional fees                                0             0         0             0              0            0
           Banking, interest and loan fees                  0             0         0             0              0            0
           Income taxes                                     0             0         0             0              0            0
           Sales tax                                        0     1,867,602         0             0              0            0
           American Bankers Ins Group                       0             0         0             0              0            0
           ACH/Debits/Charges                               0             0         0             0              0            0
           Healthcare                                       0             0         0             0              0            0
           Line of credit paydowns                          0             0         0             0              0            0
           Intercompany allocations                         0             0         0             0              0            0
           Other disbursements                        (1,797)             0         0             0              0            0

                                               ----------------------------------------------------------------------------------
Total cash disbursements                               65,778     1,867,602         0             0              0            0

                                               ----------------------------------------------------------------------------------
Ending cash balance                                  (33,674)           327   266,800         6,000              0      573,515
                                               ==================================================================================

Bank reconciliation attached?                           Yes          Yes        Yes            Yes           Yes           Yes

Recon Validation                                        (0)          (0)         0              0             0            (0)



----------------
(a) Allocation of consolidated totals to individual debtors is based off of percentages of activity as derived from the consolidating schedules included in the most recent Federal income tax filing.


CHART CONTINUED

Friedman's Inc and Subsidiaries

Consolidating Statement of Cash Receipts and Disbursements

     January-05


                                                  Consolidated Treasury Function         Allocation To Individual Debtors (a)
                                               --------------------------------------  ------------------------------------------

Account Description                                 FJ      Friedman's
                                                 Fiduciary  Management

G/L Account Number                                 1061        1012

Bank                                            Wilmington     BofA                                     Friedman's    FI Stores
                                                                                          Friedman's    Management     Limited
Bank account number                             1328-5489   3275522334        Total          Inc.          Corp      Partnership


Beginning Balance                                 18,717          400    (2,319,376)   (2,319,776)            400            0

           Cash deposits                               0            0     13,080,857     8,816,498              0    3,322,538
           Credit card collections                     0            0      4,322,205     2,913,166              0    1,097,840
           Down payments/layaways                      0            0              0             0              0            0
           Sales tax                                   0            0              0             0              0            0
           Borrowings on line of credit                0            0              0             0              0            0
           Interbank transfers                         0            0              0             0              0            0
           Intercompany allocations                    0            0              0     5,673,398              0  (4,420,378)
           Other deposits                              0            0        325,507       325,507              0            0

                                               --------------------------------------  ------------------------------------------
Total cash receipts                                    0            0     17,728,569    17,728,569              0            0

                                               --------------------------------------  ------------------------------------------
Total cash available                              18,717          400     15,409,193    15,408,793            400            0

           Merchandise payments                        0            0              0             0              0            0
           Rent                                        0            0              0             0              0            0
           Advertising                                 0            0      2,848,645     1,700,641              0      888,777
           Jewelry repair                              0            0        559,862       376,227              0      143,325
           Customer refunds                            0            0        194,299       130,958              0       49,352
           Utilities and telephone                     0            0         50,187        35,181          1,154       10,690
           Employee travel                             0            0         13,581        12,440              0        1,073
           Benefits and benefit administration         0            0        225,982       144,628         15,819       51,976
           Freight and inventory distribution          0            0        110,983        74,581              0       28,412
           Capital expenditures                        0            0              0             0              0            0
           Taxes and licenses                          0            0              0             0              0            0
           Ordinary course professionals               0            0         62,561        62,561              0            0
           Credit and collection expenses              0            0         11,310         7,623              0        2,873
           Payroll                                     0            0      4,951,421     3,168,909        346,599    1,138,827
           Professional fees                           0            0              0             0              0            0
           Banking, interest and loan fees             0            0        100,000       100,000              0            0
           Income taxes                                0            0              0             0              0            0
           Sales tax                                   0            0      2,254,563     1,519,575              0      572,659
           American Bankers Ins Group                  0            0              0             0              0            0
           ACH/Debits/Charges                          0            0              0             0              0            0
           Healthcare                                  0            0              0             0              0            0
           Line of credit paydowns                     0            0              0             0              0            0
           Intercompany allocations                    0            0              0     1,444,058      (363,573)    (854,003)
           Other disbursements                         0            0    (7,945,154)   (5,339,143)              0  (2,033,959)

                                               --------------------------------------  ------------------------------------------
Total cash disbursements                               0            0      3,438,240     3,438,240              0            0

                                               --------------------------------------  ------------------------------------------
Ending cash balance                               18,717          400     11,970,953    11,970,553            400            0
                                               ======================================  ==========================================

Bank reconciliation attached?                      Yes         Yes            Yes

Recon Validation                                    0           0



----------------
(a) Allocation of consolidated totals to individual debtors is based off of percentages of activity as derived from the consolidating schedules included in the most recent Federal income tax filing.


CHART CONTINUED

Friedman's Inc and Subsidiaries

Consolidating Statement of Cash Receipts and Disbursements

     January-05


                                                                  Allocation To Individual Debtors (a)
                                              ------------------------------------------------------------------------------------






Bank                                               Friedman's   FCJV    Friedman's  Friedman's
                                                    Florida    Holding  Beneficiary  Holding   Friedman's      Grand
Bank account number                               Partnership   Corp.      Inc.       Corp.   Investments      Total


Beginning Balance                                         0        0            0          0           0   (2,319,376)

           Cash deposits                            941,822        0            0          0           0   13,080,857
           Credit card collections                  311,199        0            0          0           0    4,322,205
           Down payments/layaways                         0        0            0          0           0            0
           Sales tax                                      0        0            0          0           0            0
           Borrowings on line of credit                   0        0            0          0           0            0
           Interbank transfers                            0        0            0          0           0            0
           Intercompany allocations              (1,253,020)       0            0          0           0            0
           Other deposits                                 0        0            0          0           0      325,507

                                              ------------------------------------------------------------------------
Total cash receipts                                       0        0            0          0           0   17,728,569

                                              ------------------------------------------------------------------------
Total cash available                                      0        0            0          0           0   15,409,193

           Merchandise payments                           0        0            0          0           0            0
           Rent                                           0        0            0          0           0            0
           Advertising                              259,227        0            0          0           0    2,848,645
           Jewelry repair                            40,310        0            0          0           0      559,862
           Customer refunds                          13,990        0            0          0           0      194,299
           Utilities and telephone                    3,162        0            0          0           0       50,187
           Employee travel                               68        0            0          0           0       13,581
           Benefits and benefit administration       13,559        0            0          0           0      225,982
           Freight and inventory distribution         7,991        0            0          0           0      110,983
           Capital expenditures                           0        0            0          0           0            0
           Taxes and licenses                             0        0            0          0           0            0
           Ordinary course professionals                  0        0            0          0           0       62,561
           Credit and collection expenses               814        0            0          0           0       11,310
           Payroll                                  297,085        0            0          0           0    4,951,421
           Professional fees                              0        0            0          0           0            0
           Banking, interest and loan fees                0        0            0          0           0      100,000
           Income taxes                                   0        0            0          0           0            0
           Sales tax                                162,329        0            0          0           0    2,254,563
           American Bankers Ins Group                     0        0            0          0           0            0
           ACH/Debits/Charges                             0        0            0          0           0            0
           Healthcare                                     0        0            0          0           0            0
           Line of credit paydowns                        0        0            0          0           0            0
           Intercompany allocations                (226,483)       0            0          0           0           (0)
           Other disbursements                     (572,051)       0            0          0           0   (7,945,154)

                                              ------------------------------------------------------------------------
Total cash disbursements                                  0        0            0          0           0    3,438,240

                                              ------------------------------------------------------------------------
Ending cash balance                                       0        0            0          0           0   11,970,953
                                              ========================================================================

Bank reconciliation attached?

Recon Validation



----------------
(a) Allocation of consolidated totals to individual debtors is based off of percentages of activity as derived from the consolidating schedules included in the most recent Federal income tax filing.



Friedman's Inc.

Statement of Cash Receipts and Disbursements

       Jan-05

                                                                               Friedman's
                                                                                  Inc.

Beginning Balance                                                                  (2,319,776)

              Cash deposits                                                          8,816,498
              Credit card collections                                                2,913,166
              Down payments/layaways                                                         0
              Sales tax                                                                      0
              Borrowings on line of credit                                                   0
              Interbank transfers                                                            0
                                                                                     5,673,398
              Other deposits                                                           325,507

                                                                           --------------------
Total cash receipts                                                                 17,728,569

                                                                           --------------------
Total cash available                                                                15,408,793

              Merchandise payments                                                           0
              Rent                                                                           0
              Advertising                                                            1,700,641
              Jewelry repair                                                           376,227
              Customer refunds                                                         130,958
              Utilities and telephone                                                   35,181
              Employee travel                                                           12,440
              Benefits and benefit administration                                      144,628
              Freight and inventory distribution                                        74,581
              Capital expenditures                                                           0
              Taxes and licenses                                                             0
              Ordinary course professionals                                             62,561
              Credit and collection expenses                                             7,623
              Payroll                                                                3,168,909
              Professional fees                                                              0
              Banking, interest and loan fees                                          100,000
              Income taxes                                                                   0
              Sales tax                                                              1,519,575
              American Bankers Ins Group                                                     0
              ACH/Debits/Charges                                                             0
              Healthcare                                                                     0
              Line of credit paydowns                                                        0
              Intercompany transfers                                                 1,444,058
              Other disbursements                                                  (5,339,143)

                                                                           --------------------
Total cash disbursements                                                             3,438,240

                                                                           --------------------
Ending cash balance                                                                 11,970,553
                                                                           ====================

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.



This 15th day of March, 2005                                   /S/ Ken Maher
                                                               --------------------------------
                                                               Chief Financial Officer

Name of Debtor:               Friedman's, Inc.    Case Number :       05-40129


Reporting Period beginning    January 14, 2005    and ending  January 29, 2005

      STATEMENT REGARDING CONSOLIDATED BALANCE SHEET AND INCOME STATEMENT


On November 17, 2003 the Company announced that it had determined that its financial statements for the fiscal years ending September 30, 2000 through September 30, 2002 and the first three quarters of fiscal 2003 were to be restated and should not be relied upon. The Company's auditors, Ernst & Young, LLP ("E&Y") simultaneously informed the Company that it was withdrawing its audit opinions on the previously filed annual financial statements.

Subsequently, the Company has commenced a thorough review of its accounting records on a quarterly basis to identify the sources and quantify the amounts of required adjustments to its financial records.

Because the aforementioned review is incomplete, the Company is not presently able to provide a current consolidated balance sheet or income statement in this Monthly Operating Report. The Company presently anticipates providing such statements upon the completion of its accounting review. However, the Company cannot presently predict when the aforementioned review will be completed.

                                 ATTACHMENT 1

             MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Name of Debtor:             Friedman's Inc., et al.  Case Number:  05-40129

Reporting Period beginning         January 14, 2005  and ending January 29, 2005



ACCOUNTS RECEIVABLE AT PETITION DATE (CREDIT CARD)                     $540,619
                                                                 ===============

ACCOUNTS RECEIVABLE AT PETITION DATE (ON ACCOUNT)                  $175,499,089
                                                                 ===============


                      ACCOUNTS RECEIVABLE RECONCILIATION

(Include all accounts receivable , prepetition and post petition, including charge card sales which have not been received):



                                                  Credit               On
                                                  Cards              Account
                                                  -----              -------
     Beginning of Month Balance                    $540,619        $175,499,089
     PLUS: Current Month New Billings             4,646,191           7,888,641
     MINUS: Collection During the Month         (4,322,205)        (12,014,158)
     PLUS/MINUS: Adjustments or write offs                0        (13,164,492)
                                               -------------      --------------
     End of Month Balance                          $864,605        $158,209,080
                                               =============      ==============


                    POST PETITION ACCOUNTS RECEIVABLE AGING
     (Show the total for each aging category for all accounts receivable)

     All credit card accounts receivable are current (0-30 days old)

     The Debtors are not able to present post petition accounts receivable separately. Listed below is an aging of total On Account Accounts Receivable by category

          0-30         31-60           61-90       Over 90               Total
     ------------------------------------------------------         -----------
      134,359,297    8,394,717       6,582,246    8,872,820         158,209,080
     ======================================================         ===========
                                          check digit (s/b 0)                 0

     The Debtor's policy for accounts over 90 days old is to pursue collection efforts internally with its internal collections department. After 120 days, accounts are generally written off of accounts receivable (subject to certain exceptions) and are turned over to collection agencies for continued collection efforts.

                                 ATTACHMENT 2
                                 ------------

             MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
             ----------------------------------------------------

Name of Debtor:             Friedman's Inc., et al.  Case Number:   05-40129

Reporting Period beginning      January 14, 2005     and ending January 29, 2005

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition. In the alternative, a computer generated list of payables may be attached attached provided all information requested below is included.

                        POST-PETITION ACCOUNTS PAYABLE
                              (past due balances)

                   Date            Days
                 Incurred       Outstanding          Vendor           Amount        Vendor      Description*
                 --------       -----------          ------           ------        ------      -----------
             As of January 29, 2005 the Debtors were not past due on any post petition accounts payable.

                                                                                                -------------
             TOTAL AMOUNT                                                                                  $0
                                                                                                =============

           |X| Check here if pre-petition debts have been paid. Attach an explanation and copies of supporting documentation

The following court orders were entered in January 2005 authorizing the Debtors to pay certain prepetition indebtedness:

           - Order Pursuant to 11 U.S.C. 105(a), 365 and 507(a) (6) Authorizing The Debtors To (A) Continue Customer Satisfaction Programs; (B) Continue To Pay Customer Service Providers And (
               C) Continue To Honor Credit Card Transactions.

           -   Order Pursuant to 11 U.S.C. 105(a), 363, 541, and 507(a) (8)
               Authorizing The Debtors To Pay Prepetition

           - Order Pursuant to 11 U.S.C. 105 Authorizing Payment of Prepetition Claims of Consignment Vendors And Approving Procedures Concerning Consigned Goods

           - Order Pursuant to 11 U.S.C. 105(a) And 363 (b) Authorizing Payment Of Certain Prepetition Shipping And For Delivery Charges And Goods In Transit

           - Order (i) Authorizing The Debtors To Pay Prepetition Wages, Salaries, Directors Fees And Employee Benefits, (ii) Authorizing The Debtors To Continue The Maintenance of Employee Benefit Programs In The Ordinary Course; And (iii) Directing All Banks To Honor Prepetition Checks For Payment Of Prepetition Employee Obligations.


In connection with the aforementioned court orders the Debtors paid certain prepetition indebtedness in January to the extent such payment was allowed under the orders.

      ACCOUNTS PAYABLE RECONCILIATION (Post Petition Unsecured Debt Only)

   Opening Balance                                                     $0
   PLUS:      New Indebtedness Incurred This Month              8,211,673
   MINUS      Amount Paid on Post Petition
                 Accounts Payable This Month                   (6,487,552)
   PLUS/MINUS Adjustments                                               0
                                                              ------------
   Ending Month Balance                                        $1,724,121
                                                              ============

   *For any adjustments (over $10,000.00) provide explanation and supporting documentation, if applicable.


                            SECURED PAYMENT REPORT

List the status of Payments to Secured Creditors and Lessors (Post Petition
Only). If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee Program prior to completing this section.

                                                                                                    Total
                                                                                   Number of      Amount of
                                                                                     Post           Post
                                                                      Amount       Petition       Petition
  Secured                                           Date Due         Paid This     Payments       Payments
  Creditor                                         This Month          Month      Delinquent     Delinquent
  --------                                         ----------          -----      ----------     ----------
Bank of America, N.A.                              1/31/2005             0             0              0           (a)
Jewelry Investors II, L.L.C.                       1/31/2005             0             0              0           (a)
General Electric Capital Business                     none               0             0              0           (a)
  Asset Funding Corporation
Trade Vendor Standstill Agreements                    none               0             0              0           (a)
Citigroup, N.A.                                       none               0             0              0           (a)

                                                                    ------------------------------------------
             TOTAL                                                            0               0             0
                                                                    ==========================================

             (a) As of January 29, 2005, all amounts owed by the Debtors to the secured creditors shown consisted of either prepetition indebtedness or post petition amounts not yet due.

                                 ATTACHMENT 3
                                 ------------

                       INVENTORY AND FIXED ASSETS REPORT
                       ---------------------------------

Name of Debtor:             Friedman's Inc., et al. Case Number:  05-40129

Reporting Period beginning     January 14, 2005     and ending January 29, 2005

                               INVENTORY REPORT
                               ----------------

INVENTORY BALANCE AT PETITION DATE:                                $155,465,291
                                                                   =============

INVENTORY RECONCILIATION:
          Inventory Balance at Beginning of Month                  $155,465,291
          PLUS:  Inventory Purchased During Month                     1,637,556
          MINUS:  Inventory Used or Sold                             (4,198,930)
          PLUS/MINUS:  Adjustments or Write-downs*                            0
                                                                   -------------
          Inventory on Hand at End of Month                        $152,903,917
                                                                   =============


METHOD OF COSTING INVENTORY:         Weighted Average Cost

*For any adjustments or write-downs in excess of $10,000.00, provide explanation and supporting documentation, if applicable

                                INVENTORY AGING
                  An inventory aging report is not available

Less than 6      6 months to     Greater than   Considered           Total
months old       2 years old     2 years old    Obsolete           Inventory

      N/A            N/A             N/A             N/A              N/A
=============    ============    ============   ============================

*Aging Percentages must equal 100%

[ ] Check here if inventory contains perishable items.

                      Description of Obsolete Inventory:

The Debtor does not have obsolete inventory in the traditional accounting sense; rather as is typical in retail, the Debtor possesses certain inventory items that are considered "out of style" and thus sold as clearance.

                              FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:**                    (a)
                                                                   =========
(Includes Property, Plant and Equipment)

(a) The Company does not know the fair market value of its fixed assets as of January 14, 2005. The net book value (historical cost basis) was $43,478,306

BRIEF DESCRIPTION (First Report Only):

The Debtor's fixed assets consist primarily of store furnishings, fixtures, equipment and leasehold improvements one would typically find for a large retail jeweler. In addition, the Debtor possesses computer equipment (hardware and software), office furnishings and support equipment at its corporate office and distribution center.





FIXED ASSETS RECONCILIATION:
Fixed Asset Book Value at Beginning of Month                        $43,478,306
            MINUS:  Depreciation Expense                               (490,136)
            PLUS:  New Purchases                                         77,187
            PLUS/MINUS:  Adjustments or Write-downs          *          (31,081)
                                                                  --------------
Ending Monthly Balance                                              $43,034,276
                                                                  ==============

* For any adjustments or write-downs over $10,000.00, provide explanation and supporting documentation, if applicable:

          - Credit balance of $31,081 represents write off of moved store 5521.

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD ( in excess of $10,000.00 each):

          - New purchases primarily represents the additions for store 4064 which is the transfer location for old store 5521.

                                  ATTACHMENT 4

            MONTHLY SUMMARY OF BANK ACTIVITY - STORE DEPOSITS ACCOUNT

Name of debtor   Friedman's Inc.   Case Number   05-40129

Reporting period beginning   38,366.00   and ending   38,381.00

  Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the
  United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States
                                    Trustee.

Name of Bank         various            Branch            N/A

Account Name:        Store deposits     Account number:   various

Purpose of Account   To deposit store daily receipts in anticipation of
                     concentration

Store Depository Accounts (GL 1020)
    Period       January 2005

                                                                                                            A,B,C          A
                                                                                                            TOTAL         ACT
                        MONTH         ADJUSTED        ENDING      EST RC PM    EST SC PM     RETURNED      SERVICE      SERVICE
                       END G/L         ENDING          BANK       REVERSING    REVERSING      CHECKS       CHARGES      CHARGES
           STORE #     BALANCE        BALANCE        BALANCE       CC.5557      CC.5546      CC. 5557      CC.5546      CC.5546
           -------   ------------   ------------   ------------   ----------   ---------   -----------   ----------   ----------
       1      4000       3,255.63       3,450.60       2,531.04       194.97        0.00          0.00         0.00         0.00
       2      4001       5,624.32       4,736.24       4,787.02       194.97        9.00       (127.95)        0.00         0.00
       3      4005       5,676.81       5,400.13       3,696.94       194.97       21.00       (286.00)      (17.00)        0.00
       4      4006       2,733.20       2,850.83       1,611.21       194.97       65.00       (133.34)       (9.00)        0.00
       5      4008       5,326.00       5,137.52       2,598.46       194.97        0.00       (104.83)     (278.62)     (278.62)
       6      4009       1,734.28       1,884.25       2,014.77       194.97        0.00        (45.00)        0.00         0.00
       7      4010       2,033.22       2,390.52           0.00       194.97       51.00        (33.88)        0.00         0.00
       8      4011       2,828.48       2,848.81       1,756.66       194.97        0.00        (58.44)     (116.20)     (116.20)
       9      4012       1,558.53       1,611.50           0.00       194.97       35.00          0.00         0.00         0.00
      10      4013      14,134.26           0.00           0.00       194.97       17.00          0.00         0.00         0.00
      11      4014       3,468.70       3,669.44         314.54       194.97        0.00          0.00         0.00         0.00
      12      4015       2,289.29       2,625.20       2,268.06       194.97      500.00       (359.06)        0.00         0.00
      13      4017       4,926.25       3,546.31         342.31       194.97       11.00          0.00    (1,525.34)   (1,525.34)
      14      4019       6,270.50       6,292.07       1,825.74       194.97       25.00       (188.40)      (10.00)        0.00
      15      4020       3,992.09       4,160.71       2,452.13       194.97        5.00          0.00       (17.95)      (17.95)
      16      4021       2,360.43       2,535.30       1,430.41       194.97        0.00          0.00         0.00         0.00
      17      4022       2,255.02       2,481.99       1,017.03       194.97       32.00          0.00         0.00         0.00
      18      4023       2,461.28       2,548.54       1,725.29       194.97        0.00          0.00      (107.65)     (107.65)
      19      4024       3,792.81       3,982.14           0.00       194.97       46.00          0.00         0.00         0.00
      20      4026       2,321.08       2,353.52       1,526.06       194.97        0.00          0.00      (162.53)     (162.53)
      21      4027       3,433.91       3,467.44       2,897.34       194.97       38.00       (200.00)        0.00         0.00
      22      4031       2,381.90       2,392.78       1,483.64       194.97       27.00        (80.00)     (131.09)     (131.09)
      23      4032       4,498.69       4,410.67       1,092.22       194.97       66.00       (285.00)      (63.99)      (63.99)
      24      4034       8,049.42         585.98           0.00       194.97       35.00          0.00         0.00         0.00
      25      4036       1,661.62       1,649.59        (130.56)      194.97        5.00       (112.00)        0.00         0.00
      26      4037       2,966.04       3,234.81       1,250.79       194.97       11.00          0.00         0.00         0.00
      27      4045       5,424.15       4,529.19       3,656.87       194.97        0.00     (1,047.99)      (20.00)      (10.00)
      28      4064       7,952.14       7,018.27       4,741.46         0.00        0.00          0.00      (593.52)     (593.52)
BA    29      5002       6,514.07       6,140.80       5,200.66       194.97        0.00       (514.04)      (54.00)        0.00
BA    30      5003      10,071.81       9,643.90       6,906.45       194.97        0.00       (622.88)        0.00         0.00
BA    31      5004      11,748.16      11,166.17      10,552.49       194.97        0.00       (676.71)        0.00         0.00
BA    32      5006       8,442.93       8,016.37           0.00       194.97        0.00       (621.43)        0.00         0.00
      33      5007       5,027.04       4,966.97       2,709.16       194.97        0.00       (253.94)        0.00         0.00
      34      5009       3,039.46       3,303.43       2,932.66       194.97       69.00          0.00         0.00         0.00
      35      5010       2,502.22       2,212.51       1,164.78       194.97       38.00       (117.99)     (133.52)     (133.52)
      36      5012      18,938.05      18,902.80       4,877.43       194.97       92.00       (233.22)      (59.00)      (51.00)
      37      5013      10,609.14      10,342.75         503.33       194.97        0.00          0.00      (409.36)     (409.36)
      38      5014      18,691.95      18,885.62       6,463.75       194.97       35.00        (36.30)        0.00         0.00
      39      5015      18,561.11           0.00           0.00       194.97        0.00          0.00         0.00         0.00
      40      5016      23,807.90      23,787.88       7,138.48       194.97        0.00       (213.99)        0.00         0.00
      41      5017       2,347.19       2,400.45       1,814.05       194.97       68.00       (209.71)        0.00         0.00
      42      5018      15,517.88      15,487.41       6,090.99       194.97       69.00        (70.94)     (191.02)     (185.02)
      43      5019       9,223.12       8,481.79       2,653.59       194.97        7.00       (490.00)     (453.31)     (453.31)
      44      5020       7,446.03       7,236.53       3,973.85       194.97       14.00       (408.49)      (10.00)        0.00
BA    45      5022      10,598.74       9,666.02       9,236.58       194.97       26.00     (1,201.75)        0.00         0.00
      46      5023       9,644.76       8,805.17       3,682.83       194.97        0.00       (814.82)     (149.74)     (149.74)
      47      5025       7,053.19       7,205.10       2,903.70       194.97        0.00          0.00         0.00         0.00
      48      5026      21,178.65      21,251.38       8,871.89       194.97        0.00       (117.14)        0.00         0.00
      49      5027       7,563.54       9,664.62       7,272.28       194.97    2,011.00       (105.00)        0.00         0.00
      50      5028       8,358.60       3,227.96         166.88       194.97       18.00       (380.00)   (5,199.59)   (5,199.59)
      51      5029       5,646.14       5,685.11       2,252.14       194.97       84.00       (190.00)        0.00         0.00
      52      5030      61,430.24       5,563.74       2,148.86       194.97       89.00       (786.22)     (299.61)     (299.61)
      53      5031      14,151.14      13,829.93       1,903.43       194.97       72.00       (362.49)     (241.12)     (241.12)
      54      5032      61,753.19       2,225.01           0.00       194.97        0.00       (176.50)     (243.32)     (243.32)
BA    55      5033       3,141.02       3,269.28           0.00       194.97        0.00       (145.71)        0.00         0.00
BA    56      5035       1,945.81       2,119.05       2,633.54       194.97       48.00       (104.73)        0.00         0.00
      57      5037       7,228.00       6,921.96       4,268.19       194.97        0.00       (417.99)     (133.09)     (128.09)
      58      5041       3,403.55       3,852.92       3,105.66       194.97        0.00          0.00         0.00         0.00
      59      5044       1,276.14       1,471.11       1,235.28       194.97        0.00          0.00         0.00         0.00
      60      5045       3,683.36       3,419.20          83.36       194.97       49.00       (501.94)        0.00         0.00
      61      5046       6,242.26       5,932.65       2,253.24       194.97        3.00       (301.30)     (175.39)     (175.39)
      62      5047      16,977.03      17,131.00      11,323.22       194.97       54.00        (31.00)        0.00         0.00
      63      5048       5,801.94       6,043.71       3,684.43       194.97      230.00        (60.00)     (162.32)     (162.32)
      64      5049      36,262.02       4,072.98           0.00       194.97        0.00       (389.44)        0.00         0.00
BA    65      5050      11,637.81      10,412.86       4,153.73       194.97       27.00     (1,476.10)        0.00         0.00
      66      5052       2,480.82       2,642.79         986.39       194.97       16.00        (49.00)        0.00         0.00
      67      5054       4,526.89       4,335.90       1,146.92       194.97        0.00       (103.60)      (27.38)      (27.38)
BA    68      5055       2,843.41       3,102.34       2,794.48       194.97       64.00          0.00         0.00         0.00
      69      5056       8,299.86       6,327.49         771.43       194.97        0.00     (1,712.17)     (279.79)     (279.79)
BA    70      5057       6,187.64       6,129.09       3,992.85       194.97       87.00       (213.56)        0.00         0.00
      71      5058       8,922.33       8,935.89       6,429.53       194.97       65.00        (75.00)     (111.41)     (111.41)
      72      5059       8,607.96       8,269.25       1,578.62       194.97       27.00       (497.39)      (65.25)        0.00
      73      5060      55,311.52           0.00           0.00       194.97        0.00          0.00         0.00         0.00
BA    74      5061       5,392.33       5,413.30       4,891.07       194.97        0.00       (174.00)        0.00         0.00
      75      5062       3,428.18       3,706.15       4,192.37       194.97      133.00          0.00       (50.00)        0.00
      76      5063      51,116.47       3,920.70           0.00       194.97        0.00        (50.00)     (304.87)     (304.87)
      77      5064      10,447.28       9,865.64       9,254.54       194.97        0.00       (746.61)      (30.00)        0.00
BA    78      5065       7,642.42       7,621.94       7,159.62       194.97        0.00       (219.45)        0.00         0.00
BA    79      5066        (594.97)          0.00           0.00       194.97        0.00          0.00         0.00         0.00
      80      5067       1,653.77       1,658.90       2,506.35       194.97        0.00       (164.84)      (25.00)        0.00
BA    81      5068       4,743.32       5,643.27       7,682.68       194.97        0.00       (347.11)        0.00         0.00
      82      5069      12,551.08       8,077.60       5,442.67       194.97        0.00       (169.41)        0.00         0.00
BA    83      5070      10,930.91      11,048.57       6,636.99       194.97        9.00       (123.75)      (33.40)        0.00
      84      5072       6,660.33       6,570.20       5,913.82       194.97        0.00       (283.94)       (8.16)       (8.16)

                         B          C
                       CHECK       RET                                DUP          DUP
                       ORDER      CHECK       O/D                  NON POSTED   NON POSTED     KEY       STOLEN
                       FEES       FEES      CHARGES     ACT O/S     DEPOSITS     DEPOSITS     ERRORS     MONIES      MISC
           STORE #    CC.5546    CC.5546    CC.5570     CC.5577     CC.5577      CC.5578     CC.5578    CC.5577     Various
           -------   ---------   -------   ---------   ---------   ----------   ----------   -------   ---------   --------
       1      4000        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
       2      4001        0.00      0.00        0.00     (599.05)     (365.05)        0.00      0.00        0.00       0.00
       3      4005        0.00    (17.00)       0.00       (4.79)        0.00         0.00      0.00     (184.86)      0.00
       4      4006        0.00     (9.00)       0.00        0.00         0.00         0.00      0.00        0.00       0.00
       5      4008        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
       6      4009        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
       7      4010        0.00      0.00        0.00      145.21         0.00         0.00      0.00        0.00       0.00
       8      4011        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
       9      4012        0.00      0.00        0.00     (177.00)        0.00         0.00      0.00        0.00       0.00
      10      4013        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
      11      4014        0.00      0.00        0.00        5.77         0.00         0.00      0.00        0.00       0.00
      12      4015        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
      13      4017        0.00      0.00      (40.00)     (20.57)        0.00         0.00      0.00        0.00       0.00
      14      4019        0.00    (10.00)       0.00        0.00         0.00         0.00      0.00        0.00       0.00
      15      4020        0.00      0.00        0.00      (13.40)        0.00         0.00      0.00        0.00       0.00
      16      4021        0.00      0.00        0.00      (20.10)        0.00         0.00      0.00        0.00       0.00
      17      4022        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
      18      4023        0.00      0.00        0.00       (0.06)        0.00         0.00      0.00        0.00       0.00
      19      4024        0.00      0.00        0.00        6.36         0.00         0.00    (58.00)       0.00       0.00
      20      4026        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
      21      4027        0.00      0.00        0.00        0.56         0.00         0.00      0.00        0.00       0.00
      22      4031        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
      23      4032        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
      24      4034        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
      25      4036        0.00      0.00     (100.00)       0.00         0.00         0.00      0.00        0.00       0.00
      26      4037        0.00      0.00        0.00       62.80         0.00         0.00      0.00        0.00       0.00
      27      4045        0.00    (10.00)     (22.00)       0.06         0.00         0.00      0.00        0.00       0.00
      28      4064        0.00      0.00        0.00     (140.35)        0.00      (200.00)     0.00        0.00       0.00
BA    29      5002      (54.00)     0.00        0.00       (0.20)        0.00         0.00      0.00        0.00       0.00
BA    30      5003        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
BA    31      5004        0.00      0.00        0.00     (100.25)        0.00         0.00      0.00        0.00       0.00
BA    32      5006        0.00      0.00        0.00       (0.10)        0.00         0.00      0.00        0.00       0.00
      33      5007        0.00      0.00        0.00       (1.10)        0.00         0.00      0.00        0.00       0.00
      34      5009        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
      35      5010        0.00      0.00        0.00       (1.06)        0.00         0.00      0.00     (270.11)      0.00
      36      5012        0.00     (8.00)     (30.00)       0.00         0.00         0.00      0.00        0.00       0.00
      37      5013        0.00      0.00      (32.00)     (20.00)        0.00         0.00      0.00        0.00       0.00
      38      5014        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
      39      5015        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
      40      5016        0.00      0.00        0.00       (1.00)        0.00         0.00      0.00        0.00       0.00
      41      5017        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
      42      5018        0.00     (6.00)     (32.50)       0.02         0.00         0.00      0.00        0.00       0.00
      43      5019        0.00      0.00        0.00        0.01         0.00         0.00      0.00        0.00       0.00
      44      5020        0.00    (10.00)       0.00        0.02         0.00         0.00      0.00        0.00       0.00
BA    45      5022        0.00      0.00        0.00       48.06         0.00         0.00      0.00        0.00       0.00
      46      5023        0.00      0.00      (60.00)     (10.00)        0.00         0.00      0.00        0.00       0.00
      47      5025        0.00      0.00      (40.00)      (3.06)        0.00         0.00      0.00        0.00       0.00
      48      5026        0.00      0.00        0.00       (5.10)        0.00         0.00      0.00        0.00       0.00
      49      5027        0.00      0.00        0.00        0.11         0.00         0.00      0.00        0.00       0.00
      50      5028        0.00      0.00      (96.00)     331.98         0.00         0.00      0.00        0.00       0.00
      51      5029        0.00      0.00      (50.00)       0.00         0.00         0.00      0.00        0.00       0.00
      52      5030        0.00      0.00        0.00      (71.78)        0.00         0.00      0.00        0.00       0.00
      53      5031        0.00      0.00        0.00       15.43         0.00         0.00      0.00        0.00       0.00
      54      5032        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
BA    55      5033        0.00      0.00        0.00       79.00         0.00         0.00      0.00        0.00       0.00
BA    56      5035        0.00      0.00        0.00       35.00         0.00         0.00      0.00        0.00       0.00
      57      5037        0.00     (5.00)    (150.00)     200.07         0.00         0.00      0.00        0.00       0.00
      58      5041        0.00      0.00        0.00      254.40         0.00         0.00      0.00        0.00       0.00
      59      5044        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
      60      5045        0.00      0.00        0.00       (6.19)        0.00         0.00      0.00        0.00       0.00
      61      5046        0.00      0.00        0.00      (30.89)        0.00         0.00      0.00        0.00       0.00
      62      5047        0.00      0.00      (64.00)       0.00         0.00         0.00      0.00        0.00       0.00
      63      5048        0.00      0.00        0.00       (0.88)        0.00         0.00     40.00        0.00       0.00
      64      5049        0.00      0.00        0.00       (0.85)        0.00         0.00      0.00        0.00       0.00
BA    65      5050        0.00      0.00        0.00       29.18         0.00         0.00      0.00        0.00       0.00
      66      5052        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
      67      5054        0.00      0.00      (55.00)    (199.98)        0.00         0.00      0.00        0.00       0.00
BA    68      5055        0.00      0.00        0.00       (0.04)        0.00         0.00      0.00        0.00       0.00
      69      5056        0.00      0.00        0.00        0.01         0.00         0.00      0.00        0.00       0.00
BA    70      5057        0.00      0.00        0.00        0.04      (127.00)        0.00      0.00        0.00       0.00
      71      5058        0.00      0.00      (60.00)       0.00         0.00         0.00      0.00        0.00       0.00
      72      5059      (38.25)   (27.00)       0.00        1.96         0.00         0.00      0.00        0.00       0.00
      73      5060        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
BA    74      5061        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
      75      5062      (50.00)     0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
      76      5063        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
      77      5064      (30.00)     0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
BA    78      5065        0.00      0.00        0.00        4.00         0.00         0.00      0.00        0.00       0.00
BA    79      5066        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00     400.00
      80      5067      (25.00)     0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
BA    81      5068        0.00      0.00        0.00        0.00     1,052.09         0.00      0.00        0.00       0.00
      82      5069        0.00      0.00      (64.00)      (0.43)   (4,434.61)        0.00      0.00        0.00       0.00
BA    83      5070      (33.40)     0.00        0.00       70.84         0.00         0.00      0.00        0.00       0.00
      84      5072        0.00      0.00        0.00        7.00         0.00         0.00      0.00        0.00       0.00

                       CONSOL        ACH
                        ACCT      TRANSFERS                                                          EST          EST
                      TRANSFERS   REVERSALS                                                          S/C          R/C
           STORE #     CC.1020     CC.1020                       Bank Name                         CC.5546      CC.5557
           -------   ----------   ---------   ------------------------------------------------   ----------   -----------
       1      4000         0.00        0.00   National City Bank                                       0.00       (297.24)
       2      4001         0.00        0.00   Bank of America                                          0.00       (297.24)
       3      4005         0.00        0.00   Wood Forest National Bank                              (17.00)      (297.24)
       4      4006         0.00        0.00   Mid First Bank                                          (9.00)      (297.24)
       5      4008         0.00        0.00   First Tennessee                                       (279.00)      (297.24)
       6      4009         0.00        0.00   Bank of America                                          0.00       (297.24)
       7      4010         0.00        0.00   Bank of America                                          0.00       (297.24)
       8      4011         0.00        0.00   Fifth Third Bank                                      (116.00)      (297.24)
       9      4012         0.00        0.00   Bank of America                                          0.00       (297.24)
      10      4013   (14,346.23)       0.00   Union Planters Bank                                      0.00       (297.24)
      11      4014         0.00        0.00   Greenfield Banking Co.                                   0.00       (297.24)
      12      4015         0.00        0.00   Bank of America                                          0.00       (297.24)
      13      4017         0.00        0.00   SouthTrust Bank                                     (1,525.00)      (297.24)
      14      4019         0.00        0.00   Citizens Bank and Trust of Jackson                     (10.00)      (297.24)
      15      4020         0.00        0.00   Farmers Bank                                           (18.00)      (297.24)
      16      4021         0.00        0.00   Guarantee State Bank                                     0.00       (297.24)
      17      4022         0.00        0.00   Bank of America                                          0.00       (297.24)
      18      4023         0.00        0.00   AmSouth Bank                                          (108.00)      (297.24)
      19      4024         0.00        0.00   Bank of America                                          0.00       (297.24)
      20      4026         0.00        0.00   Fifth Third Bank                                      (163.00)      (297.24)
      21      4027         0.00        0.00   Bank of America                                          0.00       (297.24)
      22      4031         0.00        0.00   AmSouth Bank                                          (131.00)      (297.24)
      23      4032         0.00        0.00   Hancock Bank                                           (64.00)      (297.24)
      24      4034    (7,693.41)       0.00   Bank One                                              (207.00)      (297.24)
      25      4036         0.00        0.00   Southside Bank                                           0.00       (297.24)
      26      4037         0.00        0.00   Capital City Bank                                        0.00       (297.24)
      27      4045         0.00        0.00   Citizens National Bank                                 (20.00)      (297.24)
      28      4064         0.00        0.00   AmSouth Bank                                          (594.00)      (297.24)
BA    29      5002         0.00        0.00   Bank of America                                        (54.00)      (297.24)
BA    30      5003         0.00        0.00   Bank of America                                          0.00       (297.24)
BA    31      5004         0.00        0.00   Bank of America                                          0.00       (297.24)
BA    32      5006         0.00        0.00   Bank of America                                          0.00       (297.24)
      33      5007         0.00        0.00   Bank of America                                          0.00       (297.24)
      34      5009         0.00        0.00   Bank of America                                          0.00       (297.24)
      35      5010         0.00        0.00   Bank of America                                       (134.00)      (297.24)
      36      5012         0.00        0.00   Heritage Bank                                          (59.00)      (297.24)
      37      5013         0.00        0.00   Branch Bank & Trust                                   (409.00)      (297.24)
      38      5014         0.00        0.00   Eagle Bank & Trust/Park Avenue Bank                      0.00       (297.24)
      39      5015   (18,756.08)       0.00   Union Planters Bank                                      0.00       (297.24)
      40      5016         0.00        0.00   Sun Trust Bank                                           0.00       (297.24)
      41      5017         0.00        0.00   Bank of America                                          0.00       (297.24)
      42      5018         0.00        0.00   P N C Bank                                            (191.00)      (297.24)
      43      5019         0.00        0.00   AmSouth Bank                                          (453.00)      (297.24)
      44      5020         0.00        0.00   First National Bank & Trust                            (10.00)      (297.24)
BA    45      5022         0.00        0.00   Bank of America                                          0.00       (297.24)
      46      5023         0.00        0.00   First National Bank                                   (150.00)      (297.24)
      47      5025         0.00        0.00   Bank of Upson                                            0.00       (297.24)
      48      5026         0.00        0.00   Montgomery County Bank                                   0.00       (297.24)
      49      5027         0.00        0.00   Bank of America                                          0.00       (297.24)
      50      5028         0.00        0.00   Sun Trust Bank                                      (5,200.00)      (297.24)
      51      5029         0.00        0.00   Bank of Eastman                                          0.00       (297.24)
      52      5030   (54,992.86)       0.00   Wachovia Bank                                         (300.00)      (297.24)
      53      5031         0.00        0.00   Branch Bank & Trust                                   (241.00)      (297.24)
      54      5032   (59,303.33)       0.00   Wachovia Bank                                         (243.00)      (297.24)
BA    55      5033         0.00        0.00   Bank of America                                          0.00       (297.24)
BA    56      5035         0.00        0.00   Bank of America                                          0.00       (297.24)
      57      5037         0.00        0.00   First Citizens Bank (not linked to Master)            (133.00)      (297.24)
      58      5041         0.00        0.00   Bank of America                                          0.00       (297.24)
      59      5044         0.00        0.00   Bank of America                                          0.00       (297.24)
      60      5045         0.00        0.00   Sun Trust Bank                                           0.00       (297.24)
      61      5046         0.00        0.00   AmSouth Bank                                          (175.00)      (297.24)
      62      5047         0.00        0.00   Sun Trust Bank                                           0.00       (297.24)
      63      5048         0.00        0.00   Branch Bank & Trust                                   (162.00)      (297.24)
      64      5049   (31,993.72)       0.00   US Bank                                                  0.00       (297.24)
BA    65      5050         0.00        0.00   Bank of America                                          0.00       (297.24)
      66      5052         0.00        0.00   Bank of America                                          0.00       (297.24)
      67      5054         0.00        0.00   Union County National Bank                             (27.00)      (297.24)
BA    68      5055         0.00        0.00   Bank of America                                          0.00       (297.24)
      69      5056      (175.39)       0.00   AmSouth Bank                                          (280.00)      (297.24)
BA    70      5057         0.00        0.00   Bank of America                                          0.00       (297.24)
      71      5058         0.00        0.00   Old National Bank                                     (111.00)      (297.24)
      72      5059         0.00        0.00   International Bank of Commerce                         (65.00)      (297.24)
      73      5060   (55,506.49)       0.00   Regions Bank                                          (202.00)      (297.24)
BA    74      5061         0.00        0.00   Bank of America                                          0.00       (297.24)
      75      5062         0.00        0.00   Bank of America                                        (50.00)      (297.24)
      76      5063   (47,035.87)       0.00   Wachovia Bank                                         (305.00)      (297.24)
      77      5064         0.00        0.00   Bank of America                                        (30.00)      (297.24)
BA    78      5065         0.00        0.00   Bank of America                                          0.00       (297.24)
BA    79      5066         0.00        0.00   Bank of America                                          0.00       (297.24)
      80      5067         0.00        0.00   Bank of America                                        (25.00)      (297.24)
BA    81      5068         0.00        0.00   Bank of America                                          0.00       (297.24)
      82      5069         0.00        0.00   Sun Trust Bank                                           0.00       (297.24)
BA    83      5070         0.00        0.00   Bank of America                                        (33.00)      (297.24)
      84      5072         0.00        0.00   Bank of America                                         (8.00)      (297.24)

                                  ATTACHMENT 4

            MONTHLY SUMMARY OF BANK ACTIVITY - STORE DEPOSITS ACCOUNT

Name of debtor   Friedman's Inc.   Case Number   05-40129

Reporting period beginning   38,366.00   and ending   38,381.00

  Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the
  United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States
                                    Trustee.

Name of Bank         various            Branch            N/A

Account Name:        Store deposits     Account number:   various

Purpose of Account   To deposit store daily receipts in anticipation of
                     concentration

Store Depository Accounts (GL 1020)
    Period       January 2005

                                                                                                            A,B,C          A
                                                                                                            TOTAL         ACT
                        MONTH         ADJUSTED        ENDING      EST RC PM    EST SC PM     RETURNED      SERVICE      SERVICE
                       END G/L         ENDING          BANK       REVERSING    REVERSING      CHECKS       CHARGES      CHARGES
           STORE #     BALANCE        BALANCE        BALANCE       CC.5557      CC.5546      CC. 5557      CC.5546      CC.5546
           -------   ------------   ------------   ------------   ----------   ---------   -----------   ----------   ----------
BA    85      5074        (597.93)          0.00           0.00       194.97       27.00        (74.00)        0.00         0.00
      86      5075      36,207.85           0.00           0.00       194.97        0.00          0.00         0.00         0.00
      87      5077       1,647.72       1,725.87       1,593.55       194.97       38.00       (154.82)        0.00         0.00
      88      5078      39,678.07       1,241.96           0.00       194.97       29.00       (491.61)     (209.46)     (209.46)
BA    89      5079       2,309.66       2,035.63           0.00       194.97       61.00       (500.00)      (30.00)        0.00
      90      5080      13,437.04      13,017.49       2,563.73       194.97        0.00       (385.51)     (229.01)     (229.01)
BA    91      5081       2,437.09       2,041.32           0.00       194.97       59.00       (696.80)        0.00         0.00
      92      5082      32,295.02           0.00           0.00       194.97        0.00          0.00         0.00         0.00
BA    93      5083       5,261.22       5,515.19       5,434.25       194.97       59.00          0.00         0.00         0.00
      94      5084      62,797.05           0.00           0.00       194.97        0.00          0.00         0.00         0.00
      95      5085       9,558.64       9,338.77       2,662.60       194.97       57.00       (471.86)        0.00         0.00
      96      5086      17,497.77      17,404.90       6,993.36       194.97        0.00       (152.51)     (106.33)     (106.33)
BA    97      5087       7,581.67       7,742.52       7,391.57       194.97       18.00        (31.00)        0.00         0.00
      98      5088      10,210.47      10,140.29       4,010.10       194.97       82.00       (319.30)      (31.86)      (31.86)
      99      5089       3,264.68       3,476.06       2,507.94       194.97       83.00          0.00       (66.71)      (66.71)
     100      5090       8,261.69       8,058.32       2,035.47       194.97        5.00       (205.56)     (197.78)     (197.78)
     101      5092       4,627.26       4,802.07       3,007.00       194.97       55.00        (50.16)        0.00         0.00
     102      5094       6,690.76       6,622.05       4,220.88       194.97        0.00       (344.89)     (193.33)     (193.33)
     103      5097       9,046.45       9,017.74       3,695.05       194.97        0.00       (190.64)        0.00         0.00
     104      5098       4,199.61       4,289.15       3,259.57       194.97       28.00       (134.13)        0.00         0.00
     105      5099       5,998.50       5,592.61       4,031.74       194.97       80.00       (593.86)      (27.00)      (12.00)
     106      5100      10,947.26      10,422.09       1,725.62       194.97        0.00       (186.00)     (301.51)     (301.51)
     107      5102         954.65       1,150.32         810.52       194.97        0.00          0.00         0.00         0.00
     108      5104       6,392.58       6,130.62       4,434.26       194.97        0.00       (456.93)        0.00         0.00
     109      5105       1,985.38       2,080.35         835.95       194.97        0.00          0.00         0.00         0.00
     110      5106       3,845.85       4,040.86       2,210.46       194.97        0.00          0.00         0.00         0.00
     111      5107      15,729.50      14,284.29      10,509.52       194.97       13.00     (1,305.93)        0.00         0.00
     112      5108       8,758.09       8,559.12       3,205.40       194.97       43.00       (433.99)       (2.95)        0.00
     113      5109       7,532.38       6,997.52       3,853.38       194.97        0.00          0.00       (38.40)      (38.40)
     114      5110       1,473.66       1,689.32       1,213.10       194.97       86.00        (65.31)        0.00         0.00
     115      5111      10,642.03      10,538.90       6,154.35       194.97       25.00        (40.00)     (282.15)     (282.15)
     116      5112       3,003.87       3,189.84       1,686.12       194.97        0.00          0.00         0.00         0.00
     117      5113       1,564.54       1,529.26       1,684.56       194.97       33.00          0.00         0.00         0.00
     118      5114       8,217.73       7,556.24       6,748.52       194.97       18.00       (130.00)      (28.88)      (28.88)
     119      5116       9,161.37       9,312.34       4,946.97       194.97       16.00        (60.00)        0.00         0.00
     120      5117       8,321.23       7,947.91       4,064.34       194.97       11.00       (470.04)      (20.00)        0.00
     121      5118       2,601.97       2,879.20       1,580.68       194.97       23.00          0.00         0.00         0.00
     122      5119       5,349.51       5,467.48       2,743.20       194.97        0.00        (50.00)       (2.00)        0.00
     123      5120       5,776.41       4,348.38       3,407.29       194.97       52.00     (1,675.00)        0.00         0.00
     124      5121       6,700.44       6,785.46       4,033.77       194.97       11.00       (115.00)       (6.00)        0.00
     125      5122       2,777.64       3,014.61       2,364.78       194.97       42.00          0.00         0.00         0.00
     126      5123       5,309.38       4,539.58       3,055.81       194.97       17.00        (80.00)     (101.77)     (101.77)
     127      5124       5,384.09       5,571.06       2,056.13       194.97        0.00          0.00        (8.00)       (8.00)
     128      5125       5,342.80       5,537.77       1,112.67       194.97        0.00          0.00         0.00         0.00
     129      5126      10,372.45      10,389.96       4,183.10       194.97        9.00       (186.69)        0.00         0.00
     130      5127       5,323.77       5,858.74       3,642.60       194.97      841.00       (500.00)        0.00         0.00
     131      5128       1,779.59        (187.54)      3,238.42       194.97       83.00       (348.82)   (1,862.29)   (1,862.29)
     132      5129       7,721.26       7,841.48       4,024.61       194.97       29.00        (97.56)       (6.00)        0.00
     133      5130      11,059.45      11,071.32       3,305.59       194.97       14.00       (130.40)        0.00         0.00
     134      5131       7,299.62       7,640.63       4,331.72       194.97      213.00          0.00       (42.90)      (42.90)
     135      5132       3,780.22       3,366.21       1,359.25       194.97       27.00          0.00      (603.04)     (603.04)
     136      5133      16,712.76           0.00           0.00       194.97        0.00          0.00         0.00         0.00
     137      5135       5,962.24       6,185.21       4,958.34       194.97       28.00          0.00         0.00         0.00
     138      5136       4,310.96       4,522.41       3,247.43       194.97       54.00          0.00       (17.50)      (17.50)
     139      5137       6,917.13       6,712.10       2,123.10       194.97        0.00       (400.00)        0.00         0.00
     140      5138       3,078.08       3,283.12       2,083.39       194.97       35.00          0.00         0.00         0.00
     141      5139      21,753.63           0.00           0.00       194.97       42.00          0.00         0.00         0.00
     142      5140       6,435.17       6,594.54       4,238.52       194.97       27.00        (63.00)        0.00         0.00
     143      5142       2,715.84       2,767.92       1,212.11       194.97        5.00        (97.89)      (50.00)      (50.00)
     144      5143       6,202.08       6,369.09       3,534.51       194.97        0.00          0.00         0.00         0.00
     145      5144       3,027.58       3,137.92       3,251.03       194.97       31.00          0.00         0.00         0.00
     146      5145       1,818.20       2,013.17         787.00       194.97        0.00          0.00         0.00         0.00
     147      5146       2,428.13       2,588.58       2,177.86       194.97       29.00        (63.58)        0.00         0.00
     148      5147      14,721.50       1,991.66           0.00       194.97        0.00       (593.24)     (163.22)     (103.22)
     149      5148       2,356.54       2,343.77       1,706.64       194.97       47.00       (254.83)        0.00         0.00
     150      5149       2,687.42       1,171.06        (568.67)      194.97       59.00          0.00         0.00         0.00
     151      5150      21,850.99           0.00           0.00       194.97       53.00          0.00         0.00         0.00
     152      5151       3,908.16       3,776.06         808.53       194.97       59.00        (38.10)     (123.97)     (123.97)
     153      5152      36,865.78           0.00           0.00       194.97       59.00          0.00         0.00         0.00
     154      5153      20,682.65           0.00           0.00       194.97       59.00          0.00         0.00         0.00
     155      5154      33,590.41           0.00           0.00       194.97       33.00          0.00         0.00         0.00
     156      5155       8,214.24       8,293.30       3,401.20       194.97       64.00        (86.57)      (93.34)      (93.34)
     157      5156      34,654.24       4,269.97           0.00       194.97        0.00          0.00      (206.59)     (206.59)
BA   158      5159       7,804.32       8,067.09       9,071.68       194.97       71.00          0.00         0.00         0.00
     159      5160      44,031.08       3,189.37           0.00       194.97        6.00          0.00      (229.76)     (229.76)
     160      5161       7,382.07       7,453.24       5,011.42       194.97       18.00          0.00      (143.80)     (143.80)
     161      5163       2,172.27         110.53         682.13       194.97        0.00     (2,226.71)        0.00         0.00
     162      5164      16,508.22      16,481.80      11,493.68       194.97        0.00       (195.94)      (25.00)        0.00
BA   163      5165       9,907.36       9,973.33       4,386.03       194.97        0.00       (135.00)        0.00         0.00
BA   164      5166       5,344.26       5,589.23       4,511.23       194.97       69.00          0.00         0.00         0.00
     165      5167       6,517.19       6,358.26       2,071.82       194.97       11.00       (172.90)        0.00         0.00
     166      5168       6,207.96       5,833.38         657.78       194.97        0.00       (543.74)        0.00         0.00
     167      5169       2,274.60       2,600.96       1,588.13       194.97       32.00          0.00         0.00         0.00
     168      5171       2,568.38       1,997.83           6.99       194.97       54.00       (274.03)      (54.25)      (24.25)
     169      5172       7,713.06       7,625.41       2,954.10       194.97       31.00          0.00      (185.64)     (185.64)
     170      5173       2,021.25       1,324.67        (478.65)      194.97       86.00       (857.56)        0.00         0.00
     171      5174       7,063.88       3,965.62       1,034.41       194.97       59.00       (357.20)     (331.88)     (331.88)
     172      5175      73,613.94           0.00           0.00       194.97        0.00          0.00         0.00         0.00
     173      5176       6,833.31       6,813.28       1,704.63       194.97       26.00       (200.00)        0.00         0.00
     174      5177       9,686.27       9,850.38       2,544.41       194.97       26.00          0.00       (56.86)      (56.86)
     175      5179       5,200.63       5,401.60         919.05       194.97        6.00          0.00         0.00         0.00
     176      5180       3,001.71       2,891.73       1,933.25       194.97        0.00       (304.95)        0.00         0.00

                         B          C
                       CHECK       RET                                DUP          DUP
                       ORDER      CHECK       O/D                  NON POSTED   NON POSTED     KEY       STOLEN
                       FEES       FEES      CHARGES     ACT O/S     DEPOSITS     DEPOSITS     ERRORS     MONIES      MISC
           STORE #    CC.5546    CC.5546    CC.5570     CC.5577     CC.5577      CC.5578     CC.5578    CC.5577     Various
           -------   ---------   -------   ---------   ---------   ----------   ----------   -------   ---------   --------
BA    85      5074        0.00      0.00        0.00       (0.29)        0.00         0.00      0.00        0.00     450.25
      86      5075        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
      87      5077        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
      88      5078        0.00      0.00        0.00      (44.04)        0.00         0.00      0.00        0.00       0.00
BA    89      5079      (30.00)     0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
      90      5080        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
BA    91      5081        0.00      0.00        0.00       47.06         0.00         0.00      0.00        0.00       0.00
      92      5082        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
BA    93      5083        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
      94      5084        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
      95      5085        0.00      0.00        0.00        0.02         0.00         0.00      0.00        0.00       0.00
      96      5086        0.00      0.00      (29.00)       0.00         0.00         0.00      0.00        0.00       0.00
BA    97      5087        0.00      0.00        0.00      (21.12)        0.00         0.00      0.00        0.00       0.00
      98      5088        0.00      0.00      (30.00)      34.01         0.00         0.00      0.00        0.00       0.00
      99      5089        0.00      0.00        0.00        0.12         0.00         0.00      0.00        0.00       0.00
     100      5090        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     101      5092        0.00      0.00      (25.00)       0.00         0.00         0.00      0.00        0.00       0.00
     102      5094        0.00      0.00      (96.00)      31.41       339.13         0.00      0.00        0.00       0.00
     103      5097        0.00      0.00      (32.00)      (1.04)        0.00         0.00      0.00        0.00       0.00
     104      5098        0.00      0.00        0.00        0.70         0.00         0.00      0.00        0.00       0.00
     105      5099        0.00    (15.00)     (60.00)       0.00         0.00         0.00      0.00        0.00       0.00
     106      5100        0.00      0.00        0.00      (57.24)        0.00         0.00      0.00        0.00       0.00
     107      5102        0.00      0.00        0.00        0.70         0.00         0.00      0.00        0.00       0.00
     108      5104        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     109      5105        0.00      0.00        0.00     (100.00)        0.00         0.00      0.00        0.00       0.00
     110      5106        0.00      0.00        0.00        0.04         0.00         0.00      0.00        0.00       0.00
     111      5107        0.00      0.00      (23.00)     (30.00)        0.00         0.00      0.00     (294.25)      0.00
     112      5108        0.00     (2.95)       0.00        0.00         0.00         0.00      0.00        0.00       0.00
     113      5109        0.00      0.00        0.00        0.00      (412.96)        0.00      0.00     (278.47)      0.00
     114      5110        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     115      5111        0.00      0.00        0.00       (0.95)        0.00         0.00      0.00        0.00       0.00
     116      5112        0.00      0.00      (59.00)      50.00         0.00         0.00      0.00        0.00       0.00
     117      5113        0.00      0.00        0.00       60.59         0.00         0.00      0.00     (323.84)      0.00
     118      5114        0.00      0.00      (30.00)    (685.58)        0.00         0.00      0.00        0.00       0.00
     119      5116        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     120      5117        0.00    (20.00)    (110.00)      20.75         0.00         0.00      0.00        0.00       0.00
     121      5118        0.00      0.00        0.00       13.99         0.00         0.00     45.27        0.00       0.00
     122      5119        0.00     (2.00)     (25.00)       0.00         0.00         0.00      0.00        0.00       0.00
     123      5120        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     124      5121        0.00     (6.00)       0.00        0.05         0.00         0.00      0.00        0.00       0.00
     125      5122        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     126      5123        0.00      0.00        0.00        0.00         0.00      (800.00)     0.00        0.00       0.00
     127      5124        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     128      5125        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     129      5126        0.00      0.00        0.00        0.23         0.00         0.00      0.00        0.00       0.00
     130      5127        0.00      0.00        0.00       (1.00)        0.00         0.00      0.00        0.00       0.00
     131      5128        0.00      0.00      (33.00)      (0.99)        0.00         0.00      0.00        0.00       0.00
     132      5129        0.00     (6.00)       0.00       (0.19)        0.00         0.00      0.00        0.00       0.00
     133      5130        0.00      0.00      (48.00)     (18.70)        0.00         0.00      0.00        0.00       0.00
     134      5131        0.00      0.00        0.00      (24.06)        0.00         0.00      0.00        0.00       0.00
     135      5132        0.00      0.00      (33.00)       0.06         0.00         0.00      0.00        0.00       0.00
     136      5133        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     137      5135        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     138      5136        0.00      0.00        0.00      (20.02)        0.00         0.00      0.00        0.00       0.00
     139      5137        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     140      5138        0.00      0.00        0.00      (24.93)        0.00         0.00      0.00        0.00       0.00
     141      5139        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     142      5140        0.00      0.00        0.00        0.40         0.00         0.00      0.00        0.00       0.00
     143      5142        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     144      5143        0.00      0.00      (27.96)       0.00         0.00         0.00      0.00        0.00       0.00
     145      5144        0.00      0.00        0.00     (115.63)        0.00         0.00      0.00        0.00       0.00
     146      5145        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     147      5146        0.00      0.00        0.00        0.06         0.00         0.00      0.00        0.00       0.00
     148      5147      (60.00)     0.00        0.00      (46.93)        0.00         0.00      0.00        0.00       0.00
     149      5148        0.00      0.00        0.00        0.09         0.00         0.00      0.00        0.00       0.00
     150      5149        0.00      0.00     (390.00)      19.67         0.00    (1,400.00)     0.00        0.00       0.00
     151      5150        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     152      5151        0.00      0.00     (224.00)       0.00         0.00         0.00      0.00        0.00       0.00
     153      5152        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     154      5153        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     155      5154        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     156      5155        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     157      5156        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
BA   158      5159        0.00      0.00        0.00       (3.20)        0.00         0.00      0.00        0.00       0.00
     159      5160        0.00      0.00        0.00       (1.39)        0.00         0.00      0.00        0.00       0.00
     160      5161        0.00      0.00        0.00        2.00         0.00         0.00      0.00        0.00       0.00
     161      5163        0.00      0.00      (30.00)       0.00         0.00         0.00      0.00        0.00       0.00
     162      5164      (25.00)     0.00        0.00       (0.45)        0.00         0.00      0.00        0.00       0.00
BA   163      5165        0.00      0.00        0.00        6.00         0.00         0.00      0.00        0.00       0.00
BA   164      5166        0.00      0.00        0.00      (19.00)        0.00         0.00      0.00        0.00       0.00
     165      5167        0.00      0.00     (192.00)       0.00         0.00         0.00      0.00        0.00       0.00
     166      5168        0.00      0.00      (27.50)       1.69         0.00         0.00      0.00        0.00       0.00
     167      5169        0.00      0.00        0.00       (0.61)        0.00         0.00    100.00        0.00       0.00
     168      5171        0.00    (30.00)    (168.00)     (19.90)        0.00      (200.00)  (103.34)       0.00       0.00
     169      5172        0.00      0.00     (128.00)       0.02         0.00         0.00      0.00        0.00       0.00
     170      5173        0.00      0.00     (120.00)       0.01         0.00         0.00      0.00        0.00       0.00
     171      5174        0.00      0.00      (33.00)       0.00         0.00         0.00      0.00        0.00       0.00
     172      5175        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     173      5176        0.00      0.00      (40.00)      (1.00)        0.00         0.00      0.00        0.00       0.00
     174      5177        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     175      5179        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     176      5180        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00

                       CONSOL        ACH
                        ACCT      TRANSFERS                                                          EST          EST
                      TRANSFERS   REVERSALS                                                          S/C          R/C
           STORE #     CC.1020     CC.1020                       Bank Name                         CC.5546      CC.5557
           -------   ----------   ---------   ------------------------------------------------   ----------   -----------
BA    85      5074         0.00        0.00   Bank of America                                          0.00       (297.24)
      86      5075   (36,402.82)       0.00   Regions Bank                                          (202.00)      (297.24)
      87      5077         0.00        0.00   Bank of America                                          0.00       (297.24)
      88      5078   (37,914.97)       0.00   Wachovia Bank                                         (209.00)      (297.24)
BA    89      5079         0.00        0.00   Bank of America                                        (30.00)      (297.24)
      90      5080         0.00        0.00   Compass Bank                                          (229.00)      (297.24)
BA    91      5081         0.00        0.00   Bank of America                                          0.00       (297.24)
      92      5082   (32,489.99)       0.00   First Citizens Bank                                      0.00       (297.24)
BA    93      5083         0.00        0.00   Bank of America                                          0.00       (297.24)
      94      5084   (62,992.02)       0.00   First Citizens Bank                                      0.00       (297.24)
      95      5085         0.00        0.00   Sun Trust Bank                                           0.00       (297.24)
      96      5086         0.00        0.00   Capital City Bank                                     (106.00)      (297.24)
BA    97      5087         0.00        0.00   Bank of America                                          0.00       (297.24)
      98      5088         0.00        0.00   Colonial Bank                                          (32.00)      (297.24)
      99      5089         0.00        0.00   Monroe Bank                                            (67.00)      (297.24)
     100      5090         0.00        0.00   National City Bank                                    (198.00)      (297.24)
     101      5092         0.00        0.00   Farmers Bank                                             0.00       (297.24)
     102      5094         0.00        0.00   Branch Bank & Trust                                   (193.00)      (297.24)
     103      5097         0.00        0.00   Sun Trust Bank                                           0.00       (297.24)
     104      5098         0.00        0.00   Bank of America                                          0.00       (297.24)
     105      5099         0.00        0.00   Wood Forest National Bank                              (27.00)      (297.24)
     106      5100      (175.39)       0.00   AmSouth Bank                                          (302.00)      (297.24)
     107      5102         0.00        0.00   Bank of America                                          0.00       (297.24)
     108      5104         0.00        0.00   Bank of America                                          0.00       (297.24)
     109      5105         0.00        0.00   Bank of America                                          0.00       (297.24)
     110      5106         0.00        0.00   Bank of America                                          0.00       (297.24)
     111      5107         0.00        0.00   Citizen Bank                                             0.00       (297.24)
     112      5108         0.00        0.00   LandMark Bank                                           (3.00)      (297.24)
     113      5109         0.00        0.00   Trustmark National Bank                                (38.00)      (297.24)
     114      5110         0.00        0.00   Bank of America                                          0.00       (297.24)
     115      5111         0.00        0.00   AmSouth Bank                                          (282.00)      (297.24)
     116      5112         0.00        0.00   Cavalry Banking                                          0.00       (297.24)
     117      5113         0.00        0.00   Bank of America                                          0.00       (297.24)
     118      5114         0.00        0.00   First State Financial                                  (29.00)      (297.24)
     119      5116         0.00        0.00   Mutual Federal Savings Bank                              0.00       (297.24)
     120      5117         0.00        0.00   Peoples First                                          (20.00)      (297.24)
     121      5118         0.00        0.00   The Bank NA                                              0.00       (297.24)
     122      5119         0.00        0.00   Home Bank                                               (2.00)      (297.24)
     123      5120         0.00        0.00   Bank of America                                          0.00       (297.24)
     124      5121         0.00        0.00   Fidelity Bank & Trust                                   (6.00)      (297.24)
     125      5122         0.00        0.00   First Financial Bank                                     0.00       (297.24)
     126      5123         0.00        0.00   Hibernia National Bank                                (102.00)      (297.24)
     127      5124         0.00        0.00   Citizens National Bank                                  (8.00)      (297.24)
     128      5125         0.00        0.00   South Trust Bank                                         0.00       (297.24)
     129      5126         0.00        0.00   South Trust Bank                                         0.00       (297.24)
     130      5127         0.00        0.00   Metro Bank                                               0.00       (297.24)
     131      5128         0.00        0.00   Fifth Third Bank                                    (1,862.00)      (297.24)
     132      5129         0.00        0.00   Iberia Bank                                             (6.00)      (297.24)
     133      5130         0.00        0.00   Merchants & Marine Bank                                  0.00       (297.24)
     134      5131         0.00        0.00   Weatherford National Bank                              (43.00)      (297.24)
     135      5132         0.00        0.00   Fifth Third Bank                                      (603.00)      (297.24)
     136      5133   (16,907.73)       0.00   Regions Bank                                          (202.00)      (297.24)
     137      5135         0.00        0.00   Community Bank                                           0.00       (297.24)
     138      5136         0.00        0.00   First State Bank                                       (18.00)      (297.24)
     139      5137         0.00        0.00   Community South Bank                                     0.00       (297.24)
     140      5138         0.00        0.00   South Trust Bank                                         0.00       (297.24)
     141      5139   (21,990.60)       0.00   Union Planters Bank                                      0.00       (297.24)
     142      5140         0.00        0.00   Peoples Federal                                          0.00       (297.24)
     143      5142         0.00        0.00   Community South Bank                                   (50.00)      (297.24)
     144      5143         0.00        0.00   First Federal Savings Bank                               0.00       (297.24)
     145      5144         0.00        0.00   Bank of America                                          0.00       (297.24)
     146      5145         0.00        0.00   Peoples Bank of Bedford Co.                              0.00       (297.24)
     147      5146         0.00        0.00   Bank of America                                          0.00       (297.24)
     148      5147   (12,121.42)       0.00   Wachovia Bank                                         (163.00)      (297.24)
     149      5148         0.00        0.00   Bank of America                                          0.00       (297.24)
     150      5149         0.00        0.00   PNC Bank                                                 0.00       (297.24)
     151      5150   (22,098.96)       0.00   First Citizens Bank                                      0.00       (297.24)
     152      5151         0.00        0.00   Central Carolina                                      (124.00)      (297.24)
     153      5152   (37,119.75)       0.00   First Citizens Bank                                      0.00       (297.24)
     154      5153   (20,936.62)       0.00   First Citizens Bank                                      0.00       (297.24)
     155      5154   (33,818.38)       0.00   First Citizens Bank                                      0.00       (297.24)
     156      5155         0.00        0.00   Central Carolina                                       (93.00)      (297.24)
     157      5156   (30,372.65)       0.00   Wachovia Bank                                         (207.00)      (297.24)
BA   158      5159         0.00        0.00   Bank of America                                          0.00       (297.24)
     159      5160   (40,811.53)       0.00   Wachovia Bank                                         (230.00)      (297.24)
     160      5161         0.00        0.00   Branch Bank & Trust                                   (144.00)      (297.24)
     161      5163         0.00        0.00   Bank of Stanly                                           0.00       (297.24)
     162      5164         0.00        0.00   Bank of America                                        (25.00)      (297.24)
BA   163      5165         0.00        0.00   Bank of America                                          0.00       (297.24)
BA   164      5166         0.00        0.00   Bank of America                                          0.00       (297.24)
     165      5167         0.00        0.00   Branch Bank & Trust                                      0.00       (297.24)
     166      5168         0.00        0.00   First National Bank                                      0.00       (297.24)
     167      5169         0.00        0.00   Bank of America                                          0.00       (297.24)
     168      5171         0.00        0.00   Key Bank                                               (54.00)      (297.24)
     169      5172         0.00        0.00   Branch Bank & Trust                                   (186.00)      (297.24)
     170      5173         0.00        0.00   Central National Bank                                    0.00       (297.24)
     171      5174    (2,630.15)       0.00   Fifth Third Bank                                      (332.00)      (297.24)
     172      5175   (73,808.91)       0.00   First Citizens Bank                                      0.00       (297.24)
     173      5176         0.00        0.00   South Central Bank                                       0.00       (297.24)
     174      5177         0.00        0.00   Citizens Bank                                          (57.00)      (297.24)
     175      5179         0.00        0.00   First National Bank                                      0.00       (297.24)
     176      5180         0.00        0.00   First National Bank                                      0.00       (297.24)

                                  ATTACHMENT 4

            MONTHLY SUMMARY OF BANK ACTIVITY - STORE DEPOSITS ACCOUNT

Name of debtor   Friedman's Inc.   Case Number   05-40129

Reporting period beginning   38,366.00   and ending   38,381.00

  Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the
  United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States
                                    Trustee.

Name of Bank         various            Branch            N/A

Account Name:        Store deposits     Account number:   various

Purpose of Account   To deposit store daily receipts in anticipation of
                     concentration

Store Depository Accounts (GL 1020)
    Period       January 2005

                                                                                                            A,B,C          A
                                                                                                            TOTAL         ACT
                        MONTH         ADJUSTED        ENDING      EST RC PM    EST SC PM     RETURNED      SERVICE      SERVICE
                       END G/L         ENDING          BANK       REVERSING    REVERSING      CHECKS       CHARGES      CHARGES
           STORE #     BALANCE        BALANCE        BALANCE       CC.5557      CC.5546      CC. 5557      CC.5546      CC.5546
           -------   ------------   ------------   ------------   ----------   ---------   -----------   ----------   ----------
     177      5181         958.49       1,152.46       1,109.98       194.97        2.00          0.00         0.00         0.00
     178      5182       6,810.00       7,004.97       3,348.02       194.97        0.00          0.00         0.00         0.00
     179      5183       2,609.20       2,831.17       2,544.70       194.97       27.00          0.00         0.00         0.00
     180      5186       3,691.33       3,482.19         992.83       194.97       16.00          0.00       (32.51)      (32.51)
     181      5187       4,282.45       4,005.82       2,596.48       194.97        1.00          0.00       (10.00)      (10.00)
     182      5189       5,071.00       5,079.33       4,064.33       194.97        0.00       (157.76)       (4.00)        0.00
     183      5190         541.39         656.30         693.61       194.97        0.00        (80.00)        0.00         0.00
     184      5191       1,904.88       1,885.19       1,476.60       194.97       16.00       (193.48)        0.00         0.00
     185      5192       3,761.16       3,838.21       1,846.71       194.97       37.00          0.00         0.00         0.00
     186      5193       6,243.43       6,165.35       3,775.49       194.97        3.00       (137.63)     (157.35)     (157.35)
     187      5195       4,207.73       4,166.32       3,296.24       194.97        0.00       (231.12)        0.00         0.00
     188      5197       1,486.92       1,727.57       1,221.13       194.97       33.00          0.00         0.00         0.00
     189      5198       5,021.79       5,095.90       1,510.30       194.97        3.00          0.00       (83.86)      (83.86)
     190      5199       4,381.53       4,428.26       1,950.64       194.97       74.00       (187.24)       (1.00)        0.00
     191      5200       4,800.12       4,837.87       3,121.87       194.97       34.00          0.00      (191.77)     (191.77)
     192      5201       2,775.39       2,662.52         980.60       194.97        8.00         (5.00)     (118.84)     (118.84)
     193      5203       6,043.46       6,144.54       6,757.19       194.97        3.00        (82.48)      (14.09)      (14.09)
     194      5204       5,958.14       6,064.72       5,440.08       194.97        0.00        (84.10)       (4.79)       (4.79)
BA   195      5205       4,423.16       4,624.13       4,424.13       194.97        6.00          0.00         0.00         0.00
     196      5206       9,378.52       9,572.47       4,501.28       194.97        0.00          0.00         0.00         0.00
BA   197      5207       5,168.00       5,335.96          70.00       194.97        0.00          0.00         0.00         0.00
BA   198      5208       6,183.06       6,272.38       5,645.72       194.97        0.00       (105.52)        0.00         0.00
BA   199      5209       9,205.80       5,595.12       5,403.76       194.97        0.00       (931.03)        0.00         0.00
     200      5211       3,451.71       3,600.68       2,923.26       194.97       65.00       (114.00)        0.00         0.00
     201      5212       7,915.09       7,981.91       3,197.45       194.97       55.00         (6.69)     (176.46)     (176.46)
     202      5213       6,234.84       5,975.28       1,899.28       194.97        0.00          0.00      (278.64)     (247.75)
BA   203      5215       3,704.76       3,910.19       3,129.48       194.97       10.00          0.00         0.00         0.00
     204      5216       7,660.76       7,769.74       3,427.02       194.97        0.00        (86.00)        0.00         0.00
     205      5217       3,465.20       3,467.69           0.00       194.97        0.00       (192.59)        0.00         0.00
BA   206      5218       2,458.27       2,536.75       3,647.94       194.97       56.00       (172.49)        0.00         0.00
     207      5219      29,431.92       3,974.35           0.00       194.97        0.00       (379.75)     (158.46)     (158.46)
BA   208      5220       1,992.98       2,222.95       1,881.41       194.97       57.00          0.00         0.00         0.00
     209      5221      27,845.08       1,664.73           0.00       194.97       73.00          0.00      (250.29)     (250.29)
     210      5223      25,142.29      24,918.90      10,363.41       194.97       58.00          0.00      (300.96)     (300.96)
     211      5224      18,589.13      18,164.99       5,542.76       194.97       59.00       (180.00)     (322.72)     (322.72)
     212      5225      28,711.72           0.00           0.00       194.97        0.00          0.00         0.00         0.00
BA   213      5226       3,865.70       3,315.03       4,192.76       194.97       62.00       (807.64)        0.00         0.00
     214      5227      41,090.72       4,363.66           0.00       194.97        5.00       (150.00)     (186.22)     (186.22)
     215      5228       8,990.29       8,971.29         527.04       194.97       52.00       (218.59)      (47.36)      (38.36)
     216      5230       5,459.95       5,546.18       2,500.66       194.97       20.00          0.00      (146.74)     (146.74)
     217      5231       7,583.51       7,661.24       3,104.97       194.97        0.00       (148.65)      (47.30)      (45.30)
     218      5232       1,523.18       1,488.78       1,003.75       194.97       37.00       (266.37)        0.00         0.00
     219      5233      11,703.56      11,546.28       4,858.78       194.97       56.00       (303.95)       (3.00)        0.00
     220      5234       9,230.10      10,034.56       2,412.99       194.97        0.00          0.00         0.00         0.00
BA   221      5236       2,154.87       2,402.15       2,270.37       194.97      121.00        (68.70)        0.00         0.00
     222      5238      11,514.84      11,272.96       5,425.87       194.97        0.00       (160.00)     (171.85)     (171.85)
BA   223      5241      11,066.05      11,342.99      10,071.15       194.97       87.00          0.00         0.00         0.00
     224      5242       4,049.84       4,044.72         727.00       194.97       94.00          0.00      (294.09)     (294.09)
     225      5243      11,306.34      10,833.53       2,747.58       194.97        0.00       (206.55)     (285.84)     (285.84)
BA   226      5245       5,361.25       5,561.27       4,326.38       194.97       72.00        (61.12)        0.00         0.00
     227      5246      35,991.79       5,188.60           0.00       194.97        0.00     (2,078.45)     (243.27)     (243.27)
BA   228      5247       4,631.03       4,672.24       4,408.82       194.97        0.00       (149.00)        0.00         0.00
BA   229      5248       2,474.16       2,369.13       2,255.82       194.97        0.00       (300.00)        0.00         0.00
BA   230      5249       8,756.68       8,460.22        (105.99)      194.97       59.00       (550.46)        0.00         0.00
     231      5250      25,119.21           0.00           0.00       194.97       52.00          0.00         0.00         0.00
     232      5253      11,972.96      12,060.43       5,744.38       194.97       35.00          0.00      (143.78)     (143.78)
     233      5254      29,307.93           0.00           0.00       194.97       66.00          0.00         0.00         0.00
     234      5257      69,821.42       7,492.45           0.00       194.97      125.00       (800.00)        0.00         0.00
     235      5258      12,285.44      12,365.25       4,300.82       194.97       35.00        (52.12)        0.00         0.00
     236      5259       5,351.44       5,181.93       1,642.37       194.97        0.00          0.00      (101.95)     (101.95)
BA   237      5260       3,907.14       3,632.12       3,723.43       194.97       94.00       (462.99)        0.00         0.00
     238      5262      34,882.44       3,596.97           0.00       194.97       30.00     (1,081.63)     (186.78)     (186.78)
     239      5264      11,702.40      11,467.62       4,563.87       194.97       42.00       (362.15)      (83.60)      (83.60)
     240      5265       9,355.97       9,499.78       5,755.64       194.97       59.00       (104.16)       (6.00)        0.00
     241      5266      29,001.01           0.00           0.00       194.97      111.00          0.00         0.00         0.00
     242      5267      13,637.68      13,830.65       6,318.11       194.97       27.00          0.00         0.00         0.00
     243      5268       7,201.36       6,769.18       4,765.93       194.97       20.00       (647.45)        0.00         0.00
     244      5269      10,640.16      10,674.68        (863.20)      194.97       28.00          0.00       (47.45)      (47.45)
     245      5271         735.57       3,967.18       1,209.13       194.97       19.00          0.00       (62.65)      (62.65)
     246      5272       5,869.64       7,887.90       5,486.75       194.97        0.00       (126.00)      (27.75)      (12.75)
     247      5273       8,671.16       8,671.13       3,604.83       194.97        0.00        (30.00)        0.00         0.00
BA   248      5274      10,265.48      10,285.61       8,456.43       194.97        9.00       (235.33)        0.00         0.00
     249      5277       5,420.59       5,554.76       5,638.50       194.97        0.00        (17.85)      (42.95)      (15.95)
     250      5279        (303.89)          0.00           0.00       194.97      109.00          0.00        (0.08)       (0.08)
     251      5280      66,741.02       5,565.67           0.00       194.97       79.00        (92.00)     (275.32)     (275.32)
     252      5281      13,669.96      13,434.96       6,489.09       194.97       95.00       (204.58)     (320.39)     (320.39)
     253      5282       9,559.90       9,381.55       4,552.79       194.97        0.00       (140.15)       (5.00)        0.00
BA   254      5283      15,322.40      15,421.79       8,761.48       194.97       76.00       (170.00)        0.00         0.00
     255      5285       8,447.63       8,309.04       2,668.69       194.97       55.00        (24.31)     (188.86)     (188.86)
     256      5286         (17.50)          0.00           0.00       194.97        4.00          0.00     2,001.65     2,001.65
     257      5287      18,722.68      18,895.26       9,647.74       194.97       81.00          0.00        (6.39)       (6.39)
     258      5289      14,241.18      14,285.11       7,485.30       194.97       66.00        (45.04)     (172.00)     (172.00)
     259      5290      33,683.04       5,333.50           0.00       194.97        0.00        (73.27)        0.00         0.00
BA   260      5291       8,981.07       9,141.07       9,158.89       194.97       21.00          0.00       (54.00)        0.00
     261      5292       5,088.87       6,038.17       5,691.31       194.97      218.00        (85.00)        0.00         0.00
     262      5295      18,720.16      19,209.35         113.52       194.97       61.00          0.00      (544.78)     (544.78)
     263      5297      17,575.44      17,426.93       3,741.21       194.97       94.00        (99.82)     (337.67)     (337.67)
     264      5298       8,188.82       8,671.79       3,010.57       194.97       27.00          0.00       (69.06)      (69.06)
     265      5299      57,623.05           0.00           0.00       194.97       31.00          0.00         0.00         0.00
     266      5300       5,339.75       5,472.08       4,705.33       194.97       27.00        (85.64)        0.00         0.00
     267      5301      42,851.14           0.00           0.00       194.97        0.00          0.00         0.00         0.00
BA   268      5302       4,542.21       4,713.67       3,854.80       194.97       35.00        (58.51)        0.00         0.00

                         B          C
                       CHECK       RET                                DUP          DUP
                       ORDER      CHECK       O/D                  NON POSTED   NON POSTED     KEY       STOLEN
                       FEES       FEES      CHARGES     ACT O/S     DEPOSITS     DEPOSITS     ERRORS     MONIES      MISC
           STORE #    CC.5546    CC.5546    CC.5570     CC.5577     CC.5577      CC.5578     CC.5578    CC.5577     Various
           -------   ---------   -------   ---------   ---------   ----------   ----------   -------   ---------   --------
     177      5181        0.00      0.00        0.00       (3.00)        0.00         0.00      0.00        0.00       0.00
     178      5182        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     179      5183        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     180      5186        0.00      0.00      (31.86)    (355.74)        0.00         0.00      0.00        0.00       0.00
     181      5187        0.00      0.00        0.00       11.47      (474.07)        0.00      0.00        0.00       0.00
     182      5189        0.00     (4.00)     (25.00)       0.12         0.00         0.00      0.00        0.00       0.00
     183      5190        0.00      0.00        0.00       (0.06)        0.00         0.00      0.00        0.00       0.00
     184      5191        0.00      0.00        0.00      (37.18)        0.00         0.00      0.00        0.00       0.00
     185      5192        0.00      0.00        0.00        0.08         0.00         0.00      0.00     (155.00)      0.00
     186      5193        0.00      0.00        0.00       18.93         0.00         0.00      0.00        0.00       0.00
     187      5195        0.00      0.00        0.00       (5.26)        0.00         0.00      0.00        0.00       0.00
     188      5197        0.00      0.00        0.00       12.68         0.00         0.00      0.00        0.00       0.00
     189      5198        0.00      0.00      (35.00)      (5.00)        0.00         0.00      0.00        0.00       0.00
     190      5199        0.00     (1.00)     (24.00)     (10.00)        0.00         0.00      0.00        0.00       0.00
     191      5200        0.00      0.00        0.00        0.55         0.00         0.00      0.00        0.00       0.00
     192      5201        0.00      0.00     (192.00)       0.00         0.00         0.00      0.00        0.00       0.00
     193      5203        0.00      0.00        0.00       (0.32)        0.00         0.00      0.00        0.00       0.00
     194      5204        0.00      0.00        0.00        0.50         0.00         0.00      0.00        0.00       0.00
BA   195      5205        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     196      5206        0.00      0.00        0.00       (1.02)        0.00         0.00      0.00        0.00       0.00
BA   197      5207        0.00      0.00        0.00      (27.01)        0.00         0.00      0.00        0.00       0.00
BA   198      5208        0.00      0.00        0.00       (0.13)        0.00         0.00      0.00        0.00       0.00
BA   199      5209        0.00      0.00        0.00       40.82         0.00    (2,915.44)     0.00        0.00       0.00
     200      5211        0.00      0.00        0.00        3.00         0.00         0.00      0.00        0.00       0.00
     201      5212        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     202      5213      (30.89)     0.00        0.00       (0.50)        0.00         0.00      0.00        0.00       0.00
BA   203      5215        0.00      0.00        0.00        0.46         0.00         0.00      0.00        0.00       0.00
     204      5216        0.00      0.00        0.00        0.01         0.00         0.00      0.00        0.00       0.00
     205      5217        0.00      0.00        0.00        0.11         0.00         0.00      0.00        0.00       0.00
BA   206      5218        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     207      5219        0.00      0.00        0.00      (59.24)        0.00         0.00      0.00        0.00       0.00
BA   208      5220        0.00      0.00        0.00      (22.00)        0.00         0.00      0.00        0.00       0.00
     209      5221        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     210      5223        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     211      5224        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     212      5225        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
BA   213      5226        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     214      5227        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     215      5228        0.00     (9.00)       0.00       (0.02)        0.00         0.00      0.00        0.00       0.00
     216      5230        0.00      0.00        0.00       18.00         0.00         0.00      0.00        0.00       0.00
     217      5231        0.00     (2.00)       0.00       78.71         0.00         0.00      0.00        0.00       0.00
     218      5232        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     219      5233        0.00     (3.00)       0.00        0.00         0.00         0.00      0.00     (101.30)      0.00
     220      5234        0.00      0.00        0.00        0.00         0.00       609.49      0.00        0.00       0.00
BA   221      5236        0.00      0.00        0.00        0.01         0.00         0.00      0.00        0.00       0.00
     222      5238        0.00      0.00     (105.00)       0.00         0.00         0.00      0.00        0.00       0.00
BA   223      5241        0.00      0.00        0.00       (5.03)        0.00         0.00      0.00        0.00       0.00
     224      5242        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     225      5243        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
BA   226      5245        0.00      0.00        0.00       (5.83)        0.00         0.00      0.00        0.00       0.00
     227      5246        0.00      0.00        0.00     (100.00)        0.00         0.00      0.00        0.00       0.00
BA   228      5247        0.00      0.00        0.00       (4.76)        0.00         0.00      0.00        0.00       0.00
BA   229      5248        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
BA   230      5249        0.00      0.00        0.00        0.03         0.00         0.00      0.00        0.00       0.00
     231      5250        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     232      5253        0.00      0.00        0.00        1.28         0.00         0.00      0.00        0.00       0.00
     233      5254        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     234      5257        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     235      5258        0.00      0.00     (100.00)       1.96         0.00         0.00      0.00        0.00       0.00
     236      5259        0.00      0.00        0.00       (0.85)        0.00         0.00      0.00     (261.68)      0.00
BA   237      5260        0.00      0.00        0.00      (21.00)        0.00         0.00    (80.00)       0.00       0.00
     238      5262        0.00      0.00        0.00       64.25         0.00         0.00      0.00        0.00       0.00
     239      5264        0.00      0.00        0.00      (26.00)        0.00         0.00      0.00        0.00       0.00
     240      5265        0.00     (6.00)       0.00        0.00         0.00         0.00      0.00        0.00       0.00
     241      5266        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     242      5267        0.00      0.00      (29.00)       0.00         0.00         0.00      0.00        0.00       0.00
     243      5268        0.00      0.00        0.00        0.30         0.00         0.00      0.00        0.00       0.00
     244      5269        0.00      0.00     (145.00)       4.00         0.00         0.00      0.00        0.00       0.00
     245      5271        0.00      0.00      (26.00)      (0.40)     (233.31)        0.00      0.00        0.00       0.00
     246      5272        0.00    (15.00)    (208.00)       0.04         0.00         0.00      0.00        0.00       0.00
     247      5273        0.00      0.00        0.00      (40.00)        0.00         0.00   (125.00)       0.00       0.00
BA   248      5274        0.00      0.00        0.00       51.49         0.00         0.00      0.00        0.00       0.00
     249      5277      (27.00)     0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     250      5279        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     251      5280        0.00      0.00        0.00       11.02         0.00         0.00      0.00        0.00       0.00
     252      5281        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     253      5282        0.00     (5.00)       0.00      (16.37)        0.00         0.00      0.00     (211.80)      0.00
BA   254      5283        0.00      0.00        0.00       (1.58)        0.00         0.00      0.00        0.00       0.00
     255      5285        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     256      5286        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00     400.00
     257      5287        0.00      0.00      (96.00)      (1.00)        0.00         0.00      0.00        0.00       0.00
     258      5289        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     259      5290        0.00      0.00        0.00      (74.00)        0.00         0.00      0.00        0.00       0.00
BA   260      5291      (54.00)     0.00        0.00       (1.97)        0.00         0.00      0.00        0.00       0.00
     261      5292        0.00      0.00        0.00        1.31         0.00         0.00    620.02        0.00       0.00
     262      5295        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     263      5297        0.00      0.00        0.00        0.01         0.00         0.00      0.00        0.00       0.00
     264      5298        0.00      0.00        0.00      250.50         0.00         0.00     79.56        0.00       0.00
     265      5299        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     266      5300        0.00      0.00        0.00       (4.00)        0.00         0.00      0.00        0.00       0.00
     267      5301        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
BA   268      5302        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00

                       CONSOL        ACH
                        ACCT      TRANSFERS                                                          EST          EST
                      TRANSFERS   REVERSALS                                                          S/C          R/C
           STORE #     CC.1020     CC.1020                       Bank Name                         CC.5546      CC.5557
           -------   ----------   ---------   ------------------------------------------------   ----------   -----------
     177      5181         0.00        0.00   Bank of America                                          0.00       (297.24)
     178      5182         0.00        0.00   First United Bank & Trust                                0.00       (297.24)
     179      5183         0.00        0.00   Bank of America                                          0.00       (297.24)
     180      5186         0.00        0.00   Arvest Bank                                            (33.00)      (297.24)
     181      5187         0.00        0.00   United Bank and Trust                                  (10.00)      (297.24)
     182      5189         0.00        0.00   The First National Bank                                 (4.00)      (297.24)
     183      5190         0.00        0.00   Bank of America                                          0.00       (297.24)
     184      5191         0.00        0.00   Bank of America                                          0.00       (297.24)
     185      5192         0.00        0.00   Texas Bank                                               0.00       (297.24)
     186      5193         0.00        0.00   AmSouth Bank                                          (157.00)      (297.24)
     187      5195         0.00        0.00   The Bank of Frank Ewing                                  0.00       (297.24)
     188      5197         0.00        0.00   Bank of America                                          0.00       (297.24)
     189      5198         0.00        0.00   Compass Bank                                           (84.00)      (297.24)
     190      5199         0.00        0.00   Peoples Bank                                            (1.00)      (297.24)
     191      5200         0.00        0.00   Frost Bank                                            (192.00)      (297.24)
     192      5201         0.00        0.00   Central Carolina                                      (119.00)      (297.24)
     193      5203         0.00        0.00   Bank of America                                        (14.00)      (297.24)
     194      5204         0.00        0.00   Bank of America                                         (5.00)      (297.24)
BA   195      5205         0.00        0.00   Bank of America                                          0.00       (297.24)
     196      5206         0.00        0.00   Community State Bank                                     0.00       (297.24)
BA   197      5207         0.00        0.00   Bank of America                                          0.00       (297.24)
BA   198      5208         0.00        0.00   Bank of America                                          0.00       (297.24)
BA   199      5209         0.00        0.00   Bank of America                                          0.00       (297.24)
     200      5211         0.00        0.00   Bank of America                                          0.00       (297.24)
     201      5212         0.00        0.00   Branch Bank & Trust                                   (176.00)      (297.24)
     202      5213      (175.39)       0.00   AmSouth Bank                                          (279.00)      (297.24)
BA   203      5215         0.00        0.00   Bank of America                                          0.00       (297.24)
     204      5216         0.00        0.00   Century Bank & Trust                                     0.00       (297.24)
     205      5217         0.00        0.00   Bank of America                                          0.00       (297.24)
BA   206      5218         0.00        0.00   Bank of America                                          0.00       (297.24)
     207      5219   (25,055.09)       0.00   Wachovia Bank                                         (158.00)      (297.24)
BA   208      5220         0.00        0.00   Bank of America                                          0.00       (297.24)
     209      5221   (26,198.03)       0.00   Wachovia Bank                                         (250.00)      (297.24)
     210      5223      (175.40)       0.00   AmSouth Bank                                          (301.00)      (297.24)
     211      5224      (175.39)       0.00   AmSouth Bank                                          (323.00)      (297.24)
     212      5225   (28,906.69)       0.00   First Citizens Bank                                      0.00       (297.24)
BA   213      5226         0.00        0.00   Bank of America                                          0.00       (297.24)
     214      5227   (36,590.81)       0.00   Wachovia Bank                                         (186.00)      (297.24)
     215      5228         0.00        0.00   Nat'l Bank of Commerce                                 (47.00)      (297.24)
     216      5230         0.00        0.00   Branch Bank & Trust                                   (147.00)      (297.24)
     217      5231         0.00        0.00   First National Bank                                    (47.00)      (297.24)
     218      5232         0.00        0.00   Bank of America                                          0.00       (297.24)
     219      5233         0.00        0.00   Northwest Georgia Bank                                  (3.00)      (297.24)
     220      5234         0.00        0.00   Trustmark National Bank                                  0.00       (297.24)
BA   221      5236         0.00        0.00   Bank of America                                          0.00       (297.24)
     222      5238         0.00        0.00   Compass Bank                                          (172.00)      (297.24)
BA   223      5241         0.00        0.00   Bank of America                                          0.00       (297.24)
     224      5242         0.00        0.00   Fifth Third Bank                                      (294.00)      (297.24)
     225      5243      (175.39)       0.00   AmSouth Bank                                          (286.00)      (297.24)
BA   226      5245         0.00        0.00   Bank of America                                          0.00       (297.24)
     227      5246   (28,576.44)       0.00   Wachovia Bank                                         (243.00)      (297.24)
BA   228      5247         0.00        0.00   Bank of America                                          0.00       (297.24)
BA   229      5248         0.00        0.00   Bank of America                                          0.00       (297.24)
BA   230      5249         0.00        0.00   Bank of America                                          0.00       (297.24)
     231      5250   (25,366.18)       0.00   First Citizens Bank                                      0.00       (297.24)
     232      5253         0.00        0.00   Columbus Bank & Trust                                 (144.00)      (297.24)
     233      5254   (29,568.90)       0.00   Union Planters Bank                                      0.00       (297.24)
     234      5257   (61,848.94)       0.00   Bank One                                              (207.00)      (297.24)
     235      5258         0.00        0.00   Spivey State Bank                                        0.00       (297.24)
     236      5259         0.00        0.00   Compass Bank                                          (102.00)      (297.24)
BA   237      5260         0.00        0.00   Bank of America                                          0.00       (297.24)
     238      5262   (30,306.28)       0.00   Wachovia Bank                                         (187.00)      (297.24)
     239      5264         0.00        0.00   Hancock Bank                                           (84.00)      (297.24)
     240      5265         0.00        0.00   Iberia Bank                                             (6.00)      (297.24)
     241      5266   (29,306.98)       0.00   First Citizens Bank                                      0.00       (297.24)
     242      5267         0.00        0.00   Trustmark National Bank                                  0.00       (297.24)
     243      5268         0.00        0.00   Bank of America                                          0.00       (297.24)
     244      5269         0.00        0.00   First Citizens Bank(not affiliated with Master)        (47.00)      (297.24)
     245      5271         0.00    3,340.00   Hancock Bank                                           (63.00)      (297.24)
     246      5272         0.00    2,185.00   Citizens Union Bank                                    (28.00)      (297.24)
     247      5273         0.00        0.00   South Trust Bank                                         0.00       (297.24)
BA   248      5274         0.00        0.00   Bank of America                                          0.00       (297.24)
     249      5277         0.00        0.00   Bank of America                                        (43.00)      (297.24)
     250      5279         0.00        0.00   Bank of America                                          0.00       (297.24)
     251      5280   (61,093.02)       0.00   Wachovia Bank                                         (275.00)      (297.24)
     252      5281         0.00        0.00   AmSouth Bank                                          (320.00)      (297.24)
     253      5282         0.00        0.00   Peoples First                                           (5.00)      (297.24)
BA   254      5283         0.00        0.00   Bank of America                                          0.00       (297.24)
     255      5285      (175.39)       0.00   AmSouth Bank                                          (189.00)      (297.24)
     256      5286    (1,828.12)    (755.00)  Bank of America                                      2,002.00       (297.24)
     257      5287         0.00        0.00   Sun Trust Bank                                          (6.00)      (297.24)
     258      5289         0.00        0.00   Bancorp South                                         (172.00)      (297.24)
     259      5290   (28,397.24)       0.00   Bank One                                              (207.00)      (297.24)
BA   260      5291         0.00        0.00   Bank of America                                        (54.00)      (297.24)
     261      5292         0.00        0.00   Bank of America                                          0.00       (297.24)
     262      5295         0.00      778.00   Hibernia                                              (545.00)      (297.24)
     263      5297         0.00        0.00   AmSouth Bank                                          (338.00)      (297.24)
     264      5298         0.00        0.00   Iberia Bank                                            (69.00)      (297.24)
     265      5299   (57,849.02)       0.00   Regions Bank                                          (202.00)      (297.24)
     266      5300         0.00        0.00   Bank of America                                          0.00       (297.24)
     267      5301   (43,046.11)       0.00   Regions Bank                                          (202.00)      (297.24)
BA   268      5302         0.00        0.00   Bank of America                                          0.00       (297.24)

                                  ATTACHMENT 4

            MONTHLY SUMMARY OF BANK ACTIVITY - STORE DEPOSITS ACCOUNT

Name of debtor   Friedman's Inc.   Case Number   05-40129

Reporting period beginning   38,366.00   and ending   38,381.00

  Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the
  United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States
                                    Trustee.

Name of Bank         various            Branch            N/A

Account Name:        Store deposits     Account number:   various

Purpose of Account   To deposit store daily receipts in anticipation of
                     concentration

Store Depository Accounts (GL 1020)
    Period       January 2005

                                                                                                            A,B,C          A
                                                                                                            TOTAL         ACT
                        MONTH         ADJUSTED        ENDING      EST RC PM    EST SC PM     RETURNED      SERVICE      SERVICE
                       END G/L         ENDING          BANK       REVERSING    REVERSING      CHECKS       CHARGES      CHARGES
           STORE #     BALANCE        BALANCE        BALANCE       CC.5557      CC.5546      CC. 5557      CC.5546      CC.5546
           -------   ------------   ------------   ------------   ----------   ---------   -----------   ----------   ----------
     269      5306       8,214.73       8,391.65       3,330.13       194.97        0.00          0.00       (60.05)      (60.05)
     270      5307       7,097.33       7,075.69       4,351.08       194.97        0.00       (115.76)        0.00         0.00
     271      5308       5,632.27       5,880.24       4,853.53       194.97       53.00          0.00         0.00         0.00
     272      5309       3,529.85       3,609.16         178.59       194.97        0.00          0.00      (136.34)     (136.34)
     273      5310       6,647.67       6,790.12       3,410.72       194.97       58.00        (41.62)        0.00         0.00
     274      5311      11,691.28      10,898.08       3,757.52       194.97       27.00       (914.67)      (25.50)      (25.50)
     275      5312      16,361.68       9,040.62       6,684.64       194.97        0.00       (332.57)        0.00         0.00
BA   276      5313       3,577.16       3,798.13       3,582.46       194.97        6.00          0.00         0.00         0.00
     277      5314       3,272.61       3,518.33       4,062.19       194.97       62.00          0.00       (11.25)      (11.25)
     278      5315      11,391.42      11,450.36       1,220.62       194.97       59.00          0.00      (195.33)     (195.33)
     279      5316      29,955.50           0.00           0.00       194.97        0.00          0.00         0.00         0.00
     280      5317      10,287.28       9,677.12       2,379.42       194.97      230.00       (653.99)        0.00         0.00
     281      5318      47,840.32       4,215.13           0.00       194.97      108.00          0.00         0.00         0.00
     282      5319       9,281.04       7,633.26      (2,298.74)      194.97        0.00       (150.85)     (254.02)     (254.02)
BA   283      5320       4,643.79       4,895.76       4,969.66       194.97       57.00          0.00         0.00         0.00
     284      5322       9,652.06       9,585.83       3,864.86       194.97        0.00        (40.00)     (156.98)     (156.98)
BA   285      5323       2,077.25       2,333.62       2,516.09       194.97       27.00        (45.90)        0.00         0.00
     286      5324      19,529.74           0.00           0.00       194.97       42.00          0.00         0.00         0.00
     287      5326       6,250.11       5,401.56       1,542.88       194.97       31.00       (913.03)     (130.29)     (130.29)
     288      5327       6,381.90       6,541.93       4,040.88       194.97       27.00          0.00       (74.14)      (74.14)
     289      5332      39,244.78           0.00           0.00       194.97       39.00          0.00         0.00         0.00
     290      5333      16,036.50       1,289.25           0.00       194.97       74.00          0.00      (130.43)     (130.43)
     291      5334       9,736.42       9,547.40       1,213.51       194.97       25.00          0.00      (364.60)     (364.60)
     292      5336      13,522.90      13,102.64       5,525.36       194.97        9.00       (574.20)        0.00         0.00
     293      5337       9,363.43       9,445.43       5,322.29       194.97       29.00       (100.00)       (6.00)        0.00
     294      5338       8,656.40       8,611.59       1,907.34       194.97       86.00       (322.00)       (2.50)        0.00
     295      5339      28,566.95      28,190.45       7,457.67       194.97        0.00        (50.22)     (345.36)     (345.36)
BA   296      5340       9,641.27       9,625.03       6,774.42       194.97       54.00       (255.03)        0.00         0.00
     297      5341       7,864.67       7,801.00       4,153.80       194.97        0.00        (84.31)     (174.33)     (174.33)
     298      5342      36,510.83       3,974.88           0.00       194.97        0.00          0.00         0.00         0.00
     299      5348       6,140.02       6,562.99       6,309.47       194.97      230.00          0.00         0.00         0.00
     300      5350      43,486.74       5,002.74           0.00       194.97       12.00       (279.07)        0.00         0.00
     301      5351      12,809.93      12,853.70       8,695.87       194.97       46.00       (131.70)      (17.50)      (17.50)
     302      5352       2,399.12       2,274.93        (307.72)      194.97       96.00          0.00      (122.64)     (116.64)
     303      5353       6,618.01       6,628.55       3,191.80       194.97       62.00          0.00      (246.73)     (246.73)
     304      5354       5,226.82       5,042.32       2,597.40       194.97        0.00       (120.30)     (259.16)     (259.16)
     305      5355       5,413.29       5,103.97       2,434.53       194.97        2.00       (226.00)        0.00         0.00
     306      5358       6,596.41       6,716.58       3,983.37       194.97       59.00       (134.00)        0.00         0.00
     307      5360      28,081.51           0.00           0.00       194.97       43.00          0.00         0.00         0.00
     308      5362       5,468.50       5,757.10       3,140.71       194.97      216.00          0.00       (93.37)      (93.37)
     309      5363        (135.77)       (789.20)        373.97       194.97        0.00       (231.00)     (547.27)     (547.27)
BA   310      5364       9,629.54       9,409.08       9,087.06       194.97        0.00       (415.43)        0.00         0.00
BA   311      5365       5,459.58       4,563.85       4,077.92       194.97       70.00     (1,167.53)        0.00         0.00
     312      5366      10,564.68      10,197.25       2,565.40       194.97        0.00       (277.36)     (221.04)     (221.04)
BA   313      5368       1,560.09       1,764.07       1,961.86       194.97       27.00          0.00         0.00         0.00
     314      5370       9,865.96       9,862.93       3,247.67       194.97        0.00       (160.99)      (10.00)        0.00
     315      5371       7,687.17       7,652.57       8,376.49       194.97        0.00       (280.81)        0.00         0.00
BA   316      5372       5,905.84       6,033.92       5,022.16       194.97       18.00        (19.49)        0.00         0.00
     317      5373      22,122.93      21,732.41      19,460.50       194.97        0.00       (537.01)      (53.38)      (23.38)
BA   318      5374       9,907.43       9,733.15      12,672.31       194.97        0.00       (369.25)        0.00         0.00
     319      5375      39,221.12           0.00           0.00       194.97       77.00          0.00         0.00         0.00
     320      5376       6,204.53       6,446.50       2,419.10       194.97       47.00          0.00         0.00         0.00
     321      5377       8,687.41       8,582.40        (954.96)      194.97       95.00       (162.53)     (199.50)     (199.50)
     322      5378      11,721.64      11,524.21       4,441.67       194.97      230.00       (265.52)     (356.92)     (356.92)
     323      5379      38,190.15       3,378.58           0.00       194.97       28.00       (671.92)        0.00         0.00
     324      5380       8,076.59       8,199.56       3,651.70       194.97        0.00        (70.00)       (2.00)        0.00
     325      5381       5,003.02       4,805.55       2,420.58       194.97       67.00       (364.99)      (41.45)        0.00
     326      5382       7,936.65       7,218.84       1,451.15       194.97       19.00       (706.97)     (194.92)     (194.92)
     327      5384       6,642.67       6,810.13       4,961.13       194.97        0.00          0.00       (27.51)      (27.51)
     328      5385       1,640.07       1,862.04       1,497.38       194.97       27.00          0.00         0.00         0.00
     329      5387      25,827.38           0.00           0.00       194.97       87.00          0.00         0.00         0.00
     330      5390       7,483.27       7,198.82       2,627.64       194.97        0.00       (150.00)     (234.95)     (234.95)
     331      5391       9,990.34      10,213.11       5,408.34       194.97       73.00        (25.20)        0.00         0.00
     332      5392      56,293.02      10,014.02           0.00       194.97       44.00     (1,114.07)     (289.39)     (289.39)
     333      5395       5,520.59       5,732.56       2,305.01       194.97       57.00        (40.00)        0.00         0.00
     334      5398       5,256.11       4,887.03       3,177.39       194.97       41.00       (235.00)     (178.36)     (178.36)
     335      5399       5,945.78       5,907.98       4,764.83       194.97       66.00       (288.81)      (10.00)        0.00
     336      5403      50,960.93       3,787.89           0.00       194.97       43.00        (50.00)        0.00         0.00
     337      5404       5,422.79       5,481.83       3,831.47       194.97        0.00       (170.00)        0.00         0.00
     338      5405       2,326.66       2,274.03       2,501.72       194.97       21.00       (130.00)        0.00         0.00
     339      5406       8,754.22       8,825.69       3,221.73       194.97       46.00       (169.10)        0.00         0.00
     340      5408       4,970.61       5,089.46       2,397.08       194.97       35.00          0.00      (131.31)     (131.31)
     341      5409      28,830.59           0.00           0.00       194.97        0.00          0.00         0.00         0.00
BA   342      5410       4,801.80       5,004.07       3,326.91       194.97      152.00       (146.10)        0.00         0.00
     343      5411       5,841.99       5,344.55         660.02       194.97        0.00       (158.00)     (317.41)     (307.41)
     344      5413       4,083.78       4,165.78       4,046.57       194.97       29.00       (165.57)        0.00         0.00
     345      5414       9,070.21       9,291.80       3,276.51       194.97       27.00          0.00         0.00         0.00
     346      5415      43,799.69           0.00           0.00       194.97        0.00          0.00         0.00         0.00
     347      5417       8,190.66       8,146.19       7,883.63       194.97        0.00       (239.63)        0.00         0.00
BA   348      5418       1,892.23       1,795.81       1,393.13       194.97        3.00       (294.39)        0.00         0.00
     349      5419       3,105.90       3,090.87         236.20       194.97        0.00          0.00         0.00         0.00
     350      5420       5,910.59       6,053.57       1,408.50       194.97       33.00        (84.99)        0.00         0.00
     351      5422       8,889.39       8,814.51         755.55       194.97        3.00       (245.59)       (4.00)        0.00
     352      5423       5,204.65       5,254.04       3,410.33       194.97       51.00        (65.00)       (4.74)       (4.74)
     353      5424      12,664.94      12,317.36       2,971.57       194.97        0.00       (536.55)       (6.00)        0.00
BA   354      5426       5,521.78       5,597.75       6,447.26       194.97       61.00       (180.00)        0.00         0.00
     355      5428      11,188.35      11,168.36       6,278.66       194.97        0.00          0.00      (185.97)     (185.97)
BA   356      5429       3,041.11       3,154.51       2,709.68       194.97        0.00       (249.31)        0.00         0.00
     357      5430        (286.97)         (0.00)          0.00       194.97       92.00          0.00         0.00         0.00
     358      5431       5,951.48       6,115.39        (249.92)      194.97       35.00          0.00         0.00         0.00
     359      5432      29,513.44           0.00           0.00       194.97        8.00          0.00         0.00         0.00
     360      5435       5,939.90       5,860.45       5,467.68       194.97       16.00       (223.72)      (67.00)       (7.00)

                         B          C
                       CHECK       RET                                DUP          DUP
                       ORDER      CHECK       O/D                  NON POSTED   NON POSTED     KEY       STOLEN
                       FEES       FEES      CHARGES     ACT O/S     DEPOSITS     DEPOSITS     ERRORS     MONIES      MISC
           STORE #    CC.5546    CC.5546    CC.5570     CC.5577     CC.5577      CC.5578     CC.5578    CC.5577     Various
           -------   ---------   -------   ---------   ---------   ----------   ----------   -------   ---------   --------
     269      5306        0.00      0.00        0.00       42.00         0.00         0.00      0.00        0.00       0.00
     270      5307        0.00      0.00        0.00     (100.85)        0.00         0.00      0.00        0.00       0.00
     271      5308        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     272      5309        0.00      0.00        0.00       20.68         0.00         0.00      0.00        0.00       0.00
     273      5310        0.00      0.00      (64.00)      (4.90)        0.00         0.00      0.00        0.00       0.00
     274      5311        0.00      0.00      (75.00)       0.00         0.00         0.00      0.00        0.00       0.00
     275      5312        0.00      0.00        0.00        0.00         0.00    (7,183.46)     0.00        0.00       0.00
BA   276      5313        0.00      0.00        0.00       20.00         0.00         0.00      0.00        0.00       0.00
     277      5314        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     278      5315        0.00      0.00        0.00        0.30         0.00         0.00      0.00        0.00       0.00
     279      5316        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     280      5317        0.00      0.00      (50.00)       0.30         0.00         0.00      0.00     (331.44)      0.00
     281      5318        0.00      0.00        0.00       (0.01)        0.00         0.00      0.00        0.00       0.00
     282      5319        0.00      0.00      (33.00)    (192.23)        0.00         0.00      0.00   (1,212.65)      0.00
BA   283      5320        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     284      5322        0.00      0.00      (64.00)      (0.22)        0.00         0.00      0.00        0.00       0.00
BA   285      5323        0.00      0.00        0.00        0.30         0.00         0.00     80.00        0.00       0.00
     286      5324        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     287      5326        0.00      0.00      (21.00)     (10.20)        0.00         0.00      0.00        0.00       0.00
     288      5327        0.00      0.00        0.00       12.20         0.00         0.00      0.00        0.00       0.00
     289      5332        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     290      5333        0.00      0.00        0.00       (0.05)        0.00         0.00      0.00        0.00       0.00
     291      5334        0.00      0.00        0.00      131.00         0.00         0.00      0.00        0.00       0.00
     292      5336        0.00      0.00      (50.00)      (0.03)        0.00         0.00      0.00        0.00       0.00
     293      5337        0.00     (6.00)     (36.00)       0.03         0.00         0.00      0.00        0.00       0.00
     294      5338        0.00     (2.50)       0.00       (1.28)        0.00         0.00      0.00        0.00       0.00
     295      5339        0.00      0.00        0.00       (0.50)        0.00         0.00      0.00        0.00       0.00
BA   296      5340        0.00      0.00        0.00      (10.18)        0.00         0.00      0.00        0.00       0.00
     297      5341        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     298      5342        0.00      0.00        0.00       (0.10)        0.00         0.00      0.00        0.00       0.00
     299      5348        0.00      0.00        0.00       (2.00)        0.00         0.00      0.00        0.00       0.00
     300      5350        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     301      5351        0.00      0.00      (58.00)      10.00         0.00         0.00      0.00        0.00       0.00
     302      5352        0.00     (6.00)    (292.50)      (0.02)        0.00         0.00      0.00        0.00       0.00
     303      5353        0.00      0.00        0.00        0.30         0.00         0.00      0.00        0.00       0.00
     304      5354        0.00      0.00        0.00       (0.01)        0.00         0.00      0.00        0.00       0.00
     305      5355        0.00      0.00        0.00     (280.29)        0.00         0.00      0.00        0.00       0.00
     306      5358        0.00      0.00        0.00        0.20         0.00         0.00      0.00        0.00       0.00
     307      5360        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     308      5362        0.00      0.00      (29.00)       0.00         0.00         0.00      0.00        0.00       0.00
     309      5363        0.00      0.00      (70.00)      (0.13)        0.00         0.00      0.00        0.00       0.00
BA   310      5364        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
BA   311      5365        0.00      0.00        0.00        6.83         0.00         0.00      0.00        0.00       0.00
     312      5366        0.00      0.00      (64.00)       0.00         0.00         0.00      0.00        0.00       0.00
BA   313      5368        0.00      0.00        0.00      (17.99)        0.00         0.00      0.00        0.00       0.00
     314      5370        0.00    (10.00)     (27.00)      (0.01)        0.00         0.00      0.00        0.00       0.00
     315      5371        0.00      0.00        0.00       51.24         0.00         0.00      0.00        0.00       0.00
BA   316      5372        0.00      0.00        0.00      (65.40)        0.00         0.00      0.00        0.00       0.00
     317      5373        0.00    (30.00)       0.00        4.90         0.00         0.00      0.00        0.00       0.00
BA   318      5374        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     319      5375        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     320      5376        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     321      5377        0.00      0.00      (33.00)       0.05         0.00         0.00      0.00        0.00       0.00
     322      5378        0.00      0.00        0.00        0.04         0.00         0.00      0.00        0.00       0.00
     323      5379        0.00      0.00        0.00       35.06         0.00         0.00      0.00        0.00       0.00
     324      5380        0.00     (2.00)       0.00        0.00         0.00         0.00      0.00        0.00       0.00
     325      5381      (41.45)     0.00        0.00      (25.50)        0.00         0.00    (27.50)       0.00       0.00
     326      5382        0.00      0.00      (29.00)      (0.89)        0.00         0.00      0.00        0.00       0.00
     327      5384        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     328      5385        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     329      5387        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     330      5390        0.00      0.00      (64.00)     (30.47)        0.00         0.00      0.00        0.00       0.00
     331      5391        0.00      0.00        0.00      (20.00)        0.00         0.00      0.00        0.00       0.00
     332      5392        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     333      5395        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     334      5398        0.00      0.00     (157.00)     (34.69)        0.00         0.00      0.00        0.00       0.00
     335      5399        0.00    (10.00)       0.00        0.04         0.00         0.00      0.00        0.00       0.00
     336      5403        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     337      5404        0.00      0.00      (15.93)       0.00         0.00         0.00     50.00        0.00       0.00
     338      5405        0.00      0.00        0.00     (138.60)        0.00         0.00      0.00        0.00       0.00
     339      5406        0.00      0.00        0.00       (0.40)        0.00         0.00      0.00        0.00       0.00
     340      5408        0.00      0.00        0.00       20.19         0.00         0.00      0.00        0.00       0.00
     341      5409        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
BA   342      5410        0.00      0.00        0.00        1.40         0.00         0.00      0.00        0.00       0.00
     343      5411        0.00    (10.00)    (217.00)       0.00         0.00         0.00      0.00        0.00       0.00
     344      5413        0.00      0.00        0.00       23.60         0.00         0.00      0.00        0.00       0.00
     345      5414        0.00      0.00        0.00       (0.38)        0.00         0.00      0.00        0.00       0.00
     346      5415        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     347      5417        0.00      0.00        0.00        0.19         0.00         0.00      0.00        0.00       0.00
BA   348      5418        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     349      5419        0.00      0.00     (210.00)       0.00         0.00         0.00      0.00        0.00       0.00
     350      5420        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     351      5422        0.00     (4.00)     (23.00)      (0.26)        0.00         0.00      0.00        0.00       0.00
     352      5423        0.00      0.00     (175.00)       0.00         0.00         0.00     48.16        0.00       0.00
     353      5424        0.00     (6.00)       0.00        0.00         0.00         0.00      0.00        0.00       0.00
BA   354      5426        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     355      5428        0.00      0.00      (29.00)       0.01         0.00         0.00      0.00        0.00       0.00
BA   356      5429        0.00      0.00        0.00      167.74         0.00         0.00      0.00        0.00       0.00
     357      5430        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     358      5431        0.00      0.00      (66.00)      (0.06)        0.00         0.00      0.00        0.00       0.00
     359      5432        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     360      5435      (60.00)     0.00        0.00        0.30         0.00         0.00      0.00        0.00       0.00

                       CONSOL        ACH
                        ACCT      TRANSFERS                                                          EST          EST
                      TRANSFERS   REVERSALS                                                          S/C          R/C
           STORE #     CC.1020     CC.1020                       Bank Name                         CC.5546      CC.5557
           -------   ----------   ---------   ------------------------------------------------   ----------   -----------
     269      5306         0.00        0.00   First National Bank                                    (60.00)      (297.24)
     270      5307         0.00        0.00   Bank of America                                          0.00       (297.24)
     271      5308         0.00        0.00   First National Bank                                      0.00       (297.24)
     272      5309         0.00        0.00   Hibernia National Bank                                (136.00)      (297.24)
     273      5310         0.00        0.00   Sun Trust Bank                                           0.00       (297.24)
     274      5311         0.00        0.00   Bank of Louisiana                                      (26.00)      (297.24)
     275      5312         0.00        0.00   Bank of America                                          0.00       (297.24)
BA   276      5313         0.00        0.00   Bank of America                                          0.00       (297.24)
     277      5314         0.00        0.00   Bank of America                                        (11.00)      (297.24)
     278      5315         0.00        0.00   Branch Bank & Trust                                   (195.00)      (297.24)
     279      5316   (30,150.47)       0.00   First Citizens Bank                                      0.00       (297.24)
     280      5317         0.00        0.00   Merchant & Farmers                                       0.00       (297.24)
     281      5318   (43,928.15)       0.00   US Bank                                                  0.00       (297.24)
     282      5319         0.00        0.00   Fifth Third Bank                                      (254.00)      (297.24)
BA   283      5320         0.00        0.00   Bank of America                                          0.00       (297.24)
     284      5322         0.00        0.00   Branch Bank & Trust                                   (157.00)      (297.24)
BA   285      5323         0.00        0.00   Bank of America                                          0.00       (297.24)
     286      5324   (19,766.71)       0.00   Regions Bank                                          (202.00)      (297.24)
     287      5326         0.00        0.00   First Bank                                            (130.00)      (297.24)
     288      5327         0.00        0.00   Hancock Bank                                           (74.00)      (297.24)
     289      5332   (39,478.75)       0.00   Regions Bank                                          (202.00)      (297.24)
     290      5333   (14,885.74)       0.00   Wachovia Bank                                         (130.00)      (297.24)
     291      5334      (175.39)       0.00   AmSouth Bank                                          (365.00)      (297.24)
     292      5336         0.00        0.00   South Central Bank                                       0.00       (297.24)
     293      5337         0.00        0.00   City Bank                                               (6.00)      (297.24)
     294      5338         0.00        0.00   First Arkansas Bank & Trust                             (3.00)      (297.24)
     295      5339      (175.39)       0.00   AmSouth Bank                                          (345.00)      (297.24)
BA   296      5340         0.00        0.00   Bank of America                                          0.00       (297.24)
     297      5341         0.00        0.00   Branch Bank & Trust                                   (174.00)      (297.24)
     298      5342   (32,730.82)       0.00   Bank One                                              (207.00)      (297.24)
     299      5348         0.00        0.00   Bank of America                                          0.00       (297.24)
     300      5350   (38,411.90)       0.00   US Bank                                                  0.00       (297.24)
     301      5351         0.00        0.00   First Citizens (not affiliated with Master)            (18.00)      (297.24)
     302      5352         0.00        0.00   PNC Bank                                              (123.00)      (297.24)
     303      5353         0.00        0.00   Fifth Third Bank                                      (247.00)      (297.24)
     304      5354         0.00        0.00   AmSouth Bank                                          (259.00)      (297.24)
     305      5355         0.00        0.00   Sun Trust Bank                                           0.00       (297.24)
     306      5358         0.00        0.00   Farmers & Merchants                                      0.00       (297.24)
     307      5360   (28,319.48)       0.00   First Citizens Bank                                      0.00       (297.24)
     308      5362         0.00        0.00   Capital City Bank                                      (93.00)      (297.24)
     309      5363         0.00        0.00   Compass Bank                                          (547.00)      (297.24)
BA   310      5364         0.00        0.00   Bank of America                                          0.00       (297.24)
BA   311      5365         0.00        0.00   Bank of America                                          0.00       (297.24)
     312      5366         0.00        0.00   Branch Bank & Trust                                   (221.00)      (297.24)
BA   313      5368         0.00        0.00   Bank of America                                          0.00       (297.24)
     314      5370         0.00        0.00   First Federal Savings Bank                             (10.00)      (297.24)
     315      5371         0.00        0.00   Bank of America                                          0.00       (297.24)
BA   316      5372         0.00        0.00   Bank of America                                          0.00       (297.24)
     317      5373         0.00        0.00   First National Bank                                    (53.00)      (297.24)
BA   318      5374         0.00        0.00   Bank of America                                          0.00       (297.24)
     319      5375   (39,493.09)       0.00   Bank of Oklahoma                                      (190.00)      (297.24)
     320      5376         0.00        0.00   First Citizens Bank (not affiliated with Master)         0.00       (297.24)
     321      5377         0.00        0.00   Fifth Third Bank                                      (200.00)      (297.24)
     322      5378         0.00        0.00   AmSouth Bank                                          (357.00)      (297.24)
     323      5379   (34,397.68)       0.00   US Bank                                                  0.00       (297.24)
     324      5380         0.00        0.00   BancFirst                                               (2.00)      (297.24)
     325      5381         0.00        0.00   Sun Trust Bank                                         (41.00)      (297.24)
     326      5382         0.00        0.00   Branch Bank & Trust                                   (195.00)      (297.24)
     327      5384         0.00        0.00   Teche Federal                                          (28.00)      (297.24)
     328      5385         0.00        0.00   Bank of America                                          0.00       (297.24)
     329      5387   (26,109.35)       0.00   Regions Bank                                          (202.00)      (297.24)
     330      5390         0.00        0.00   Branch Bank & Trust                                   (235.00)      (297.24)
     331      5391         0.00        0.00   Bank of America                                          0.00       (297.24)
     332      5392   (45,114.51)       0.00   Wachovia Bank                                         (289.00)      (297.24)
     333      5395         0.00        0.00   Peoples Bank                                             0.00       (297.24)
     334      5398         0.00        0.00   Branch Bank & Trust                                   (178.00)      (297.24)
     335      5399         0.00        0.00   Provident Community Bank                               (10.00)      (297.24)
     336      5403   (47,361.01)       0.00   Bank One                                              (207.00)      (297.24)
     337      5404         0.00        0.00   Arvest Bank                                              0.00       (297.24)
     338      5405         0.00        0.00   Bank of America                                          0.00       (297.24)
     339      5406         0.00        0.00   Peoples Southern Bank                                    0.00       (297.24)
     340      5408         0.00        0.00   First American Bank                                   (131.00)      (297.24)
     341      5409   (29,025.56)       0.00   Union Planters Bank                                      0.00       (297.24)
BA   342      5410         0.00        0.00   Bank of America                                          0.00       (297.24)
     343      5411         0.00        0.00   United National Bank                                  (317.00)      (297.24)
     344      5413         0.00        0.00   Bank of America                                          0.00       (297.24)
     345      5414         0.00        0.00   The Bank, Tandy Town Br                                  0.00       (297.24)
     346      5415   (43,994.66)       0.00   Regions Bank                                          (202.00)      (297.24)
     347      5417         0.00        0.00   Bank of America                                          0.00       (297.24)
BA   348      5418         0.00        0.00   Bank of America                                          0.00       (297.24)
     349      5419         0.00        0.00   Eagle Bank & Trust/Park Avenue Bank                      0.00       (297.24)
     350      5420         0.00        0.00   Bank of America                                          0.00       (297.24)
     351      5422         0.00        0.00   First Fidelity Bank                                     (4.00)      (297.24)
     352      5423         0.00        0.00   Union Bank & Trust                                      (5.00)      (297.24)
     353      5424         0.00        0.00   Longview Bank Trust                                     (6.00)      (297.24)
BA   354      5426         0.00        0.00   Bank of America                                          0.00       (297.24)
     355      5428         0.00        0.00   Branch Bank & Trust                                   (186.00)      (297.24)
BA   356      5429         0.00        0.00   Bank of America                                          0.00       (297.24)
     357      5430         0.00        0.00   Bank of America                                          0.00       (297.24)
     358      5431         0.00        0.00   Peoples Bank                                             0.00       (297.24)
     359      5432   (29,716.41)       0.00   Union Planters Bank                                      0.00       (297.24)
     360      5435         0.00        0.00   Bank of America                                        (67.00)      (297.24)

                                  ATTACHMENT 4

            MONTHLY SUMMARY OF BANK ACTIVITY - STORE DEPOSITS ACCOUNT

Name of debtor   Friedman's Inc.   Case Number   05-40129

Reporting period beginning   38,366.00   and ending   38,381.00

  Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the
  United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States
                                    Trustee.

Name of Bank         various            Branch            N/A

Account Name:        Store deposits     Account number:   various

Purpose of Account   To deposit store daily receipts in anticipation of
                     concentration

Store Depository Accounts (GL 1020)
    Period       January 2005

                                                                                                            A,B,C          A
                                                                                                            TOTAL         ACT
                        MONTH         ADJUSTED        ENDING      EST RC PM    EST SC PM     RETURNED      SERVICE      SERVICE
                       END G/L         ENDING          BANK       REVERSING    REVERSING      CHECKS       CHARGES      CHARGES
           STORE #     BALANCE        BALANCE        BALANCE       CC.5557      CC.5546      CC. 5557      CC.5546      CC.5546
           -------   ------------   ------------   ------------   ----------   ---------   -----------   ----------   ----------
     361      5436       4,811.90       5,006.87       2,677.23       194.97        0.00          0.00         0.00         0.00
     362      5437       4,360.01       4,589.69           0.00       194.97       66.00       (120.00)      (25.00)        0.00
     363      5438      36,036.40       3,014.03           0.00       194.97        0.00       (218.00)        0.00         0.00
     364      5441      10,129.72      10,325.19       7,439.88       194.97        0.00          0.00         0.00         0.00
     365      5442       4,075.89       4,269.57       4,484.57       194.97       59.00        (60.00)        0.00         0.00
     366      5443      19,350.13           0.00           0.00       194.97      230.00          0.00         0.00         0.00
     367      5444      35,990.99       2,220.97           0.00       194.97       27.00       (179.00)        0.00         0.00
     368      5446       3,252.92       1,806.32         770.51       194.97      127.00     (3,281.04)      (53.94)      (43.94)
     369      5447       9,140.54       8,830.15       3,641.72       194.97        0.00          0.00      (505.36)     (505.36)
     370      5448      10,374.70       9,978.39      10,419.83       194.97       36.00       (577.28)      (50.00)        0.00
     371      5452       8,310.85       8,251.15       5,755.66       194.97       74.00          0.00         0.00         0.00
     372      5453       8,910.36       8,841.78       2,375.99       194.97        0.00       (100.00)     (263.57)     (263.57)
     373      5455      11,004.91      11,203.98       5,852.60       194.97       21.00        (12.90)        0.00         0.00
     374      5456       9,738.80       9,782.53       6,254.75       194.97       27.00       (173.24)       (5.00)        0.00
     375      5459      54,159.45           0.00           0.00       194.97       52.00          0.00         0.00         0.00
     376      5460       4,517.27       4,523.23        (276.66)      194.97        0.00          0.00      (157.51)     (157.51)
BA   377      5461       4,018.07       3,832.50       3,353.21       194.97        0.00       (380.54)        0.00         0.00
     378      5462       3,479.07       3,388.11       2,690.89       194.97       13.00       (298.58)        0.00         0.00
     379      5464       2,745.24       2,851.37         637.24       194.97       59.00       (147.84)        0.00         0.00
     380      5465      24,864.94           0.00           0.00       194.97       40.00          0.00         0.00         0.00
     381      5466       7,373.16       7,466.07       1,581.64       194.97       39.00          0.00       (82.99)      (82.99)
     382      5468       5,391.91       5,404.71       3,396.36       194.97        0.00          0.00      (106.29)     (106.29)
BA   383      5469       4,711.47       4,686.37       4,335.92       194.97       31.00       (303.18)        0.00         0.00
     384      5470       6,073.75       6,268.72       2,970.81       194.97        0.00          0.00         0.00         0.00
     385      5472      33,162.77           0.00           0.00       194.97      155.00          0.00         0.00         0.00
     386      5474       3,057.60       3,089.54         919.23       194.97        0.00          0.00      (163.03)     (163.03)
     387      5475       3,950.12       4,140.08       3,759.86       194.97        0.00          0.00         0.00         0.00
BA   388      5476       3,070.88       3,265.41       2,293.52       194.97        0.00          0.00         0.00         0.00
     389      5477       4,629.34       4,806.31       3,047.98       194.97       62.00        (80.00)        0.00         0.00
     390      5479       4,371.79       3,945.94       2,567.82       194.97        0.00       (368.26)     (200.56)     (200.56)
     391      5480       4,980.18       5,148.80       5,722.34       194.97       66.00        (92.35)        0.00         0.00
     392      5482      36,668.35       3,561.93           0.00       194.97        3.00       (997.77)        0.00         0.00
     393      5485       5,890.72       5,960.34       3,110.10       194.97        0.00       (124.46)        0.00         0.00
BA   394      5488       2,770.62       2,965.59       2,902.96       194.97        0.00          0.00         0.00         0.00
     395      5490      10,628.88      10,731.35           0.00       194.97       50.00        (92.00)     (105.50)        0.00
     396      5491       5,363.66       5,482.30       1,986.31       194.97       20.00          0.00       (86.33)      (86.33)
     397      5492       3,881.33       4,003.96       1,998.26       194.97       44.00       (130.46)       (6.00)        0.00
     398      5495       9,743.06       9,780.22       7,466.06       194.97        0.00       (125.81)        0.00         0.00
     399      5498       5,205.40       5,338.41       3,139.70       194.97       14.00          0.00         0.00         0.00
     400      5499       6,609.92       6,878.89       3,590.82       194.97       74.00          0.00         0.00         0.00
     401      5500       7,917.85       8,112.82       3,921.71       194.97        0.00          0.00         0.00         0.00
BA   402      5501       4,263.95       4,524.91       3,808.50       194.97       66.00          0.00         0.00         0.00
     403      5502       7,604.77       7,855.25       4,219.60       194.97      230.00          0.00      (174.49)     (174.49)
     404      5503      23,733.46       2,265.54           0.00       194.97        0.00        (73.30)        0.00         0.00
     405      5504       5,417.68       5,691.65       2,600.54       194.97       79.00          0.00         0.00         0.00
     406      5505       2,346.93       2,223.28         362.16       194.97       70.00          0.00      (164.62)     (164.62)
     407      5506      22,930.75       3,442.31           0.00       194.97        0.00       (176.42)     (122.05)     (122.05)
     408      5507       6,628.56       6,292.71       5,413.80       194.97       66.00       (586.91)        0.00         0.00
     409      5508       6,587.35       5,985.16       1,569.29       194.97       26.00       (500.00)     (214.02)     (214.02)
     410      5510      11,288.01      11,482.98           0.00       194.97        0.00          0.00         0.00         0.00
     411      5511       6,702.97       6,871.88       1,666.44       194.97       27.00        (53.06)        0.00         0.00
     412      5512      48,915.79           0.00           0.00       194.97       64.00          0.00         0.00         0.00
     413      5514       6,561.83       6,596.83       3,901.57       194.97        0.00       (160.02)        0.00         0.00
     414      5515       9,877.09       9,921.58       6,031.38       194.97       21.00       (143.48)        0.00         0.00
     415      5518       7,711.28       6,778.09       2,468.64       194.97       32.00     (1,140.16)      (15.00)        0.00
     416      5519       4,936.24       5,246.46       1,187.14       194.97      194.00          0.00       (47.60)      (47.60)
     417      5520      53,672.84       5,501.17           0.00       194.97      160.00       (153.00)     (445.92)     (445.92)
     418      5521       3,974.70       4,290.00       4,290.00       194.97        0.00          0.00         0.00         0.00
     419      5522       5,285.71       5,370.65       3,747.70       194.97       39.00       (149.00)        0.00         0.00
     420      5524      18,663.48      15,546.89       3,979.36       194.97       22.00       (162.57)        0.00         0.00
     421      5525      56,763.58       5,395.10           0.00       194.97       16.00          0.00         0.00         0.00
     422      5526       4,779.82       5,021.89       2,822.96       194.97       57.00          0.00         0.00         0.00
     423      5527       9,302.08       9,514.94       4,256.45       194.97       66.00          0.00         0.00         0.00
     424      5528      43,485.86       1,816.85           0.00       194.97       27.00     (1,351.10)        0.00         0.00
     425      5529      41,214.07           0.00           0.00       194.97        0.00          0.00         0.00         0.00
BA   426      5530       4,838.61       5,070.06       4,547.55       194.97       29.00          0.00         0.00         0.00
BA   427      5531       3,905.09       3,834.06       2,839.81       194.97       57.00       (323.00)        0.00         0.00
     428      5532      46,574.75       3,976.38           0.00       194.97       82.00        (72.63)     (189.25)     (189.25)
     429      5533       8,293.52       7,614.11       3,126.67       194.97       11.00       (426.52)     (395.58)     (395.58)
     430      5534      11,385.94      11,192.01       7,809.40       194.97       74.00       (442.90)        0.00         0.00
     431      5535      15,761.66      11,196.17       8,637.67       194.97      230.00     (4,380.18)     (544.59)     (544.59)
     432      5537      27,779.51       1,616.38           0.00       194.97       65.00          0.00         0.00         0.00
     433      5538       8,378.95       8,411.82       3,686.16       194.97        0.00          0.00      (162.08)     (162.08)
     434      5539      15,468.71      15,455.96      10,924.26       194.97        9.00       (183.90)        0.00         0.00
     435      5540       5,328.65       5,585.62       3,089.23       194.97       62.00          0.00         0.00         0.00
     436      5541       4,121.34       4,069.24       2,504.17       194.97       20.00          0.00      (235.07)     (235.07)
     437      5544       6,794.62       6,901.59       2,428.49       194.97        2.00          0.00       (90.00)      (90.00)
     438      5545       7,439.90       7,290.37       5,379.77       194.97        0.00       (158.87)     (101.63)      (97.63)
     439      5546       7,703.03       7,885.00       3,689.55       194.97        0.00          0.00       (13.00)      (13.00)
BA   440      5548       6,425.60       6,684.57       6,896.06       194.97       64.00          0.00         0.00         0.00
     441      5549      13,266.51      13,012.87        (762.89)      194.97        0.00       (190.79)     (225.82)     (225.82)
BA   442      5550       2,783.82       3,045.58       2,649.62       194.97       73.00       (105.00)        0.00         0.00
     443      5551       6,712.38       6,273.70       1,444.03       194.97        0.00       (379.12)     (254.54)     (254.54)
     444      5553      12,082.67      11,767.36       4,335.18       194.97        0.00       (510.28)        0.00         0.00
     445      5554      11,371.89      10,210.67         608.52       194.97        0.00     (1,359.00)        0.00         0.00
     446      5555       3,106.86       3,272.62       3,011.37       194.97      145.00       (171.00)        0.00         0.00
     447      5557       7,155.15       7,054.57         841.30       194.97       75.00          0.00      (420.55)     (420.55)
     448      5558       8,991.55       8,025.43         861.75       194.97       42.00       (460.33)     (269.47)     (269.47)
     449      5559      10,527.52      10,562.99       5,535.07       194.97       18.00       (132.50)        0.00         0.00
     450      5562       5,734.65       5,890.30       2,866.35       194.97       10.00          0.00       (36.16)      (36.16)
     451      5563       5,224.70       5,253.25       2,639.01       194.97       12.00       (150.00)       (3.50)        0.00
     452      5564      (2,376.87)      1,291.65       2,165.07       194.97        0.00      3,500.00       (22.50)      (22.50)

                         B          C
                       CHECK       RET                                DUP          DUP
                       ORDER      CHECK       O/D                  NON POSTED   NON POSTED     KEY       STOLEN
                       FEES       FEES      CHARGES     ACT O/S     DEPOSITS     DEPOSITS     ERRORS     MONIES      MISC
           STORE #    CC.5546    CC.5546    CC.5570     CC.5577     CC.5577      CC.5578     CC.5578    CC.5577     Various
           -------   ---------   -------   ---------   ---------   ----------   ----------   -------   ---------   --------
     361      5436        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     362      5437      (25.00)     0.00        0.00      113.71         0.00         0.00      0.00        0.00       0.00
     363      5438        0.00      0.00        0.00      (73.74)        0.00         0.00      0.00        0.00       0.00
     364      5441        0.00      0.00        0.00        0.50         0.00         0.00      0.00        0.00       0.00
     365      5442        0.00      0.00        0.00       (0.29)        0.00         0.00      0.00        0.00       0.00
     366      5443        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     367      5444        0.00      0.00        0.00        0.20         0.00         0.00    (35.00)       0.00       0.00
     368      5446        0.00    (10.00)       0.00       (0.59)        0.00         0.00      0.00        0.00       0.00
     369      5447        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     370      5448      (50.00)     0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     371      5452        0.00      0.00        0.00       51.64         0.00      (380.31)     0.00        0.00       0.00
     372      5453        0.00      0.00        0.00        0.02         0.00       100.00      0.00        0.00       0.00
     373      5455        0.00      0.00        0.00       (4.00)        0.00         0.00      0.00        0.00       0.00
     374      5456        0.00     (5.00)       0.00        0.00         0.00         0.00      0.00        0.00       0.00
     375      5459        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     376      5460        0.00      0.00      (32.00)       0.50         0.00         0.00      0.00        0.00       0.00
BA   377      5461        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     378      5462        0.00      0.00        0.00       (0.35)        0.00         0.00      0.00        0.00       0.00
     379      5464        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     380      5465        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     381      5466        0.00      0.00      (58.00)      (0.07)        0.00         0.00      0.00        0.00       0.00
     382      5468        0.00      0.00        0.00        0.00         0.00       (75.88)     0.00        0.00       0.00
BA   383      5469        0.00      0.00        0.00       52.11         0.00         0.00      0.00        0.00       0.00
     384      5470        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     385      5472        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     386      5474        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     387      5475        0.00      0.00        0.00       (5.01)        0.00         0.00      0.00        0.00       0.00
BA   388      5476        0.00      0.00        0.00       (0.44)        0.00         0.00      0.00        0.00       0.00
     389      5477        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     390      5479        0.00      0.00      (32.00)     (20.00)        0.00         0.00      0.00        0.00       0.00
     391      5480        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     392      5482        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     393      5485        0.00      0.00        0.00       (0.89)        0.00         0.00      0.00        0.00       0.00
BA   394      5488        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     395      5490     (105.50)     0.00        0.00       55.00         0.00         0.00      0.00        0.00       0.00
     396      5491        0.00      0.00        0.00      (10.00)        0.00         0.00      0.00        0.00       0.00
     397      5492        0.00     (6.00)       0.00       20.12         0.00         0.00      0.00        0.00       0.00
     398      5495        0.00      0.00      (32.00)       0.00         0.00         0.00      0.00        0.00       0.00
     399      5498        0.00      0.00        0.00      (75.96)        0.00         0.00      0.00        0.00       0.00
     400      5499        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     401      5500        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
BA   402      5501        0.00      0.00        0.00       (0.01)        0.00         0.00      0.00        0.00       0.00
     403      5502        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     404      5503        0.00      0.00        0.00      (53.34)        0.00         0.00      0.00        0.00       0.00
     405      5504        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     406      5505        0.00      0.00     (224.00)       0.00         0.00         0.00      0.00        0.00       0.00
     407      5506        0.00      0.00        0.00       80.14         0.00         0.00      0.00        0.00       0.00
     408      5507        0.00      0.00        0.00       (9.91)        0.00         0.00      0.00        0.00       0.00
     409      5508        0.00      0.00      (64.00)     (45.14)        0.00         0.00      0.00        0.00       0.00
     410      5510        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     411      5511        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     412      5512        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     413      5514        0.00      0.00        0.00        0.05         0.00         0.00      0.00        0.00       0.00
     414      5515        0.00      0.00      (28.00)       0.00         0.00         0.00      0.00        0.00       0.00
     415      5518        0.00    (15.00)       0.00       (5.00)        0.00         0.00      0.00        0.00       0.00
     416      5519        0.00      0.00      (31.00)      (0.15)        0.00         0.00      0.00        0.00       0.00
     417      5520        0.00      0.00        0.00      (32.00)        0.00         0.00      0.00        0.00       0.00
     418      5521        0.00      0.00        0.00      120.33         0.00         0.00      0.00        0.00       0.00
     419      5522        0.00      0.00        0.00       (0.03)        0.00         0.00      0.00        0.00       0.00
     420      5524        0.00      0.00        0.00      (55.99)        0.00         0.00      0.00        0.00       0.00
     421      5525        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     422      5526        0.00      0.00        0.00       (9.90)        0.00         0.00      0.00        0.00       0.00
     423      5527        0.00      0.00      (50.00)       1.89         0.00         0.00      0.00        0.00       0.00
     424      5528        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     425      5529        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
BA   426      5530        0.00      0.00        0.00        7.48         0.00         0.00      0.00        0.00       0.00
BA   427      5531        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     428      5532        0.00      0.00        0.00      (59.91)        0.00         0.00      0.00        0.00       0.00
     429      5533        0.00      0.00        0.00      (63.28)        0.00         0.00      0.00        0.00       0.00
     430      5534        0.00      0.00        0.00      (20.00)        0.00         0.00      0.00        0.00       0.00
     431      5535        0.00      0.00        0.00      (65.69)        0.00         0.00      0.00        0.00       0.00
     432      5537        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     433      5538        0.00      0.00        0.00       (0.02)        0.00         0.00      0.00        0.00       0.00
     434      5539        0.00      0.00      (32.00)      (0.82)        0.00         0.00      0.00        0.00       0.00
     435      5540        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     436      5541        0.00      0.00      (32.00)       0.00         0.00         0.00      0.00        0.00       0.00
     437      5544        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     438      5545        0.00     (4.00)       0.00      (84.00)        0.00         0.00      0.00        0.00       0.00
     439      5546        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
BA   440      5548        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     441      5549        0.00      0.00      (32.00)       0.00         0.00         0.00      0.00        0.00       0.00
BA   442      5550        0.00      0.00        0.00       98.79         0.00         0.00      0.00        0.00       0.00
     443      5551        0.00      0.00        0.00        0.01         0.00         0.00      0.00        0.00       0.00
     444      5553        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     445      5554        0.00      0.00        0.00        2.81         0.00         0.00      0.00        0.00       0.00
     446      5555        0.00      0.00        0.00       (3.21)        0.00         0.00      0.00        0.00       0.00
     447      5557        0.00      0.00        0.00       50.00         0.00         0.00      0.00        0.00       0.00
     448      5558        0.00      0.00      (32.00)      (0.30)        0.00      (440.99)     0.00        0.00       0.00
     449      5559        0.00      0.00      (45.00)       0.00         0.00         0.00      0.00        0.00       0.00
     450      5562        0.00      0.00        0.00      (13.16)        0.00         0.00      0.00        0.00       0.00
     451      5563        0.00     (3.50)     (25.00)       0.08         0.00         0.00      0.00        0.00       0.00
     452      5564        0.00      0.00        0.00       (3.95)        0.00         0.00      0.00        0.00       0.00

                       CONSOL        ACH
                        ACCT      TRANSFERS                                                          EST          EST
                      TRANSFERS   REVERSALS                                                          S/C          R/C
           STORE #     CC.1020     CC.1020                       Bank Name                         CC.5546      CC.5557
           -------   ----------   ---------   ------------------------------------------------   ----------   -----------
     361      5436         0.00        0.00   St Michael's Bank                                        0.00       (297.24)
     362      5437         0.00        0.00   Bank of America                                        (25.00)      (297.24)
     363      5438   (32,925.60)       0.00   Bank One                                              (207.00)      (297.24)
     364      5441         0.00        0.00   Bank of America                                          0.00       (297.24)
     365      5442         0.00        0.00   Bank of America                                          0.00       (297.24)
     366      5443   (19,775.10)       0.00   First Citizens Bank                                      0.00       (297.24)
     367      5444   (33,778.19)       0.00   US Bank                                                  0.00       (297.24)
     368      5446         0.00    1,567.00   Local Oklahoma Bank                                    (54.00)      (297.24)
     369      5447         0.00        0.00   Fifth Third Bank                                      (505.00)      (297.24)
     370      5448         0.00        0.00   Bank of America                                        (50.00)      (297.24)
     371      5452         0.00        0.00   RCB Bank                                                 0.00       (297.24)
     372      5453         0.00        0.00   Wilmington Trust                                      (264.00)      (297.24)
     373      5455         0.00        0.00   Sun Trust Bank                                           0.00       (297.24)
     374      5456         0.00        0.00   Bank of Glen Burnie                                     (5.00)      (297.24)
     375      5459   (54,406.42)       0.00   Regions Bank                                          (202.00)      (297.24)
     376      5460         0.00        0.00   Branch Bank & Trust                                   (158.00)      (297.24)
BA   377      5461         0.00        0.00   Bank of America                                          0.00       (297.24)
     378      5462         0.00        0.00   Bank of America                                          0.00       (297.24)
     379      5464         0.00        0.00   Planters Bank & Trust Co                                 0.00       (297.24)
     380      5465   (25,099.91)       0.00   First Citizens Bank                                      0.00       (297.24)
     381      5466         0.00        0.00   First Midwest Bank                                     (83.00)      (297.24)
     382      5468         0.00        0.00   First Citizens Bank(not linked to master)             (106.00)      (297.24)
BA   383      5469         0.00        0.00   Bank of America                                          0.00       (297.24)
     384      5470         0.00        0.00   First National Bank                                      0.00       (297.24)
     385      5472   (33,512.74)       0.00   Bank Of Oklahoma                                      (190.00)      (297.24)
     386      5474         0.00        0.00   National City Bank                                    (163.00)      (297.24)
     387      5475         0.00        0.00   Bank of America                                          0.00       (297.24)
BA   388      5476         0.00        0.00   Bank of America                                          0.00       (297.24)
     389      5477         0.00        0.00   Citizens Bank                                            0.00       (297.24)
     390      5479         0.00        0.00   Sun Trust Bank                                        (201.00)      (297.24)
     391      5480         0.00        0.00   Bank of America                                          0.00       (297.24)
     392      5482   (32,306.62)       0.00   Bank One                                              (207.00)      (297.24)
     393      5485         0.00        0.00   First National Bank                                      0.00       (297.24)
BA   394      5488         0.00        0.00   Bank of America                                          0.00       (297.24)
     395      5490         0.00        0.00   Bank of America                                       (106.00)      (297.24)
     396      5491         0.00        0.00   Allfirst Bank                                          (86.00)      (297.24)
     397      5492         0.00        0.00   Commercial Bank                                         (6.00)      (297.24)
     398      5495         0.00        0.00   Branch Bank & Trust                                      0.00       (297.24)
     399      5498         0.00        0.00   Sun Trust Bank                                           0.00       (297.24)
     400      5499         0.00        0.00   County Bank & Trust                                      0.00       (297.24)
     401      5500         0.00        0.00   Carolina First Bank                                      0.00       (297.24)
BA   402      5501         0.00        0.00   Bank of America                                          0.00       (297.24)
     403      5502         0.00        0.00   Sun Trust Bank                                        (174.00)      (297.24)
     404      5503   (21,536.25)       0.00   US Bank                                                  0.00       (297.24)
     405      5504         0.00        0.00   Bank of America                                          0.00       (297.24)
     406      5505         0.00        0.00   Branch Bank & Trust                                   (165.00)      (297.24)
     407      5506   (19,465.08)       0.00   Wachovia Bank                                         (122.00)      (297.24)
     408      5507         0.00        0.00   Bank of America                                          0.00       (297.24)
     409      5508         0.00        0.00   Branch Bank & Trust                                   (214.00)      (297.24)
     410      5510         0.00        0.00   Bank of America                                          0.00       (297.24)
     411      5511         0.00        0.00   Bank of America                                          0.00       (297.24)
     412      5512   (49,174.76)       0.00   Regions Bank                                          (202.00)      (297.24)
     413      5514         0.00        0.00   Hibernia                                                 0.00       (297.24)
     414      5515         0.00        0.00   Home Bank                                                0.00       (297.24)
     415      5518         0.00        0.00   Guaranty Bank                                          (15.00)      (297.24)
     416      5519         0.00        0.00   Main Street Bank                                       (48.00)      (297.24)
     417      5520   (47,895.72)       0.00   Wachovia Bank                                         (446.00)      (297.24)
     418      5521         0.00        0.00   Bank of America                                          0.00       (297.24)
     419      5522         0.00        0.00   Bank of America                                          0.00       (297.24)
     420      5524         0.00   (3,115.00)  Planters First                                           0.00       (297.24)
     421      5525   (51,579.45)       0.00   Bank One/ Kentucky                                    (207.00)      (297.24)
     422      5526         0.00        0.00   Bank of America                                          0.00       (297.24)
     423      5527         0.00        0.00   Bank of Cleveland                                        0.00       (297.24)
     424      5528   (40,539.88)       0.00   Bank One                                              (207.00)      (297.24)
     425      5529   (41,409.04)       0.00   Regions Bank                                          (202.00)      (297.24)
BA   426      5530         0.00        0.00   Bank of America                                          0.00       (297.24)
BA   427      5531         0.00        0.00   Bank of America                                          0.00       (297.24)
     428      5532   (42,553.55)       0.00   Wachovia Bank                                         (189.00)      (297.24)
     429      5533         0.00        0.00   AmSouth Bank                                          (396.00)      (297.24)
     430      5534         0.00        0.00   South Trust Bank                                         0.00       (297.24)
     431      5535         0.00        0.00   AmSouth Bank                                          (545.00)      (297.24)
     432      5537   (26,423.10)       0.00   US Bank                                                  0.00       (297.24)
     433      5538         0.00        0.00   Branch Bank & Trust                                   (162.00)      (297.24)
     434      5539         0.00        0.00   Sun Trust Bank                                           0.00       (297.24)
     435      5540         0.00        0.00   First National Bank                                      0.00       (297.24)
     436      5541         0.00        0.00   Branch Bank & Trust                                   (235.00)      (297.24)
     437      5544         0.00        0.00   Citizens State Bank                                    (90.00)      (297.24)
     438      5545         0.00        0.00   Bancorp South                                         (102.00)      (297.24)
     439      5546         0.00        0.00   Citizens Bank                                          (13.00)      (297.24)
BA   440      5548         0.00        0.00   Bank of America                                          0.00       (297.24)
     441      5549         0.00        0.00   Branch Bank & Trust                                   (226.00)      (297.24)
BA   442      5550         0.00        0.00   Bank of America                                          0.00       (297.24)
     443      5551         0.00        0.00   Branch Bank & Trust                                   (255.00)      (297.24)
     444      5553         0.00        0.00   Sun Trust Bank                                           0.00       (297.24)
     445      5554         0.00        0.00   Sun Trust Bank                                           0.00       (297.24)
     446      5555         0.00        0.00   Bank of America                                          0.00       (297.24)
     447      5557         0.00        0.00   Branch Bank & Trust                                   (421.00)      (297.24)
     448      5558         0.00        0.00   Branch Bank & Trust                                   (269.00)      (297.24)
     449      5559         0.00        0.00   Mountain Heritage                                        0.00       (297.24)
     450      5562         0.00        0.00   Community Trust Bank                                   (36.00)      (297.24)
     451      5563         0.00        0.00   Franklin Community Bank                                 (4.00)      (297.24)
     452      5564         0.00        0.00   Bank of America                                        (23.00)      (297.24)

                                  ATTACHMENT 4

            MONTHLY SUMMARY OF BANK ACTIVITY - STORE DEPOSITS ACCOUNT

Name of debtor   Friedman's Inc.   Case Number   05-40129

Reporting period beginning   38,366.00   and ending   38,381.00

  Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the
  United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States
                                    Trustee.

Name of Bank         various            Branch            N/A

Account Name:        Store deposits     Account number:   various

Purpose of Account   To deposit store daily receipts in anticipation of
                     concentration

Store Depository Accounts (GL 1020)
    Period       January 2005

                                                                                                            A,B,C          A
                                                                                                            TOTAL         ACT
                        MONTH         ADJUSTED        ENDING      EST RC PM    EST SC PM     RETURNED      SERVICE      SERVICE
                       END G/L         ENDING          BANK       REVERSING    REVERSING      CHECKS       CHARGES      CHARGES
           STORE #     BALANCE        BALANCE        BALANCE       CC.5557      CC.5546      CC. 5557      CC.5546      CC.5546
           -------   ------------   ------------   ------------   ----------   ---------   -----------   ----------   ----------
BA   453      5565       7,482.74       7,530.22           0.00       194.97       77.00       (244.49)        0.00         0.00
     454      5568       5,676.01       5,741.25       5,118.12       194.97        0.00       (129.73)        0.00         0.00
BA   455      5569       6,337.50       5,839.50       4,704.93       194.97       62.00       (754.97)        0.00         0.00
     456      5570      43,030.25       3,256.07           0.00       194.97        0.00       (152.28)     (255.30)     (255.30)
BA   457      5571       5,180.80       4,907.79       5,132.00       194.97        0.00       (467.98)        0.00         0.00
     458      5572       2,248.74       2,389.83       2,437.83       194.97       49.00       (102.88)        0.00         0.00
     459      5573      28,521.98       2,730.85           0.00       194.97        0.00       (247.48)     (158.01)     (158.01)
BA   460      5574       1,478.83       1,581.80         874.38       194.97       76.00        (68.00)        0.00         0.00
     461      5575       5,247.83       1,040.93      (2,085.03)      194.97       63.00     (4,325.94)      (48.68)      (28.68)
BA   462      5576       7,171.22       6,942.25       2,925.46       194.97       35.00          0.00         0.00         0.00
     463      5579      44,505.14           0.00           0.00       194.97       11.00          0.00         0.00         0.00
     464      5581       5,280.07       5,442.47       2,855.72       194.97       25.00        (57.50)        0.00         0.00
     465      5582      13,342.66      13,508.29      10,835.56       194.97       34.00          0.00       (63.34)      (63.34)
     466      5583       7,589.60       7,625.64       3,795.08       194.97       11.00        (57.65)      (97.18)      (97.18)
     467      5586       7,969.29       8,188.23       2,667.12       194.97       24.00          0.00         0.00         0.00
     468      5587       7,858.78       7,783.33       4,216.30       194.97        0.00       (208.00)      (60.69)      (60.69)
     469      5588      10,791.77      11,062.80       6,938.48       194.97       76.00          0.00         0.00         0.00
     470      5590      56,149.82       3,340.51           0.00       194.97       59.00       (511.87)     (348.82)     (348.82)
     471      5591      13,821.67      14,702.73      12,310.34       194.97        0.00       (552.71)      (82.44)      (67.44)
     472      5592       3,343.79       3,275.87       2,663.03       194.97        5.00       (247.89)        0.00         0.00
     473      5593       4,798.48       4,966.05       3,588.01       194.97       25.00        (42.40)        0.00         0.00
     474      5594       8,095.21       8,151.12       4,397.51       194.97      143.00       (275.57)       (6.50)        0.00
     475      5595      15,629.38      13,841.23       1,695.95       194.97       97.00     (1,314.17)     (269.98)     (219.98)
     476      5596      45,303.62       4,294.70           0.00       194.97       50.00        (82.62)     (281.36)     (281.36)
     477      5597       9,142.47       9,308.91       4,270.82       194.97       51.00          0.00       (80.52)      (80.52)
     478      5598      34,615.88       4,566.06           0.00       194.97       54.00          0.00      (216.65)     (216.65)
     479      5599       8,724.48       8,839.61       6,423.85       194.97       41.00          0.00         0.00         0.00
     480      5600       5,146.63       4,994.86     (12,120.13)      194.97        0.00          0.00      (171.35)     (171.35)
BA   481      5601       3,129.71       3,244.68       2,361.40       194.97        0.00        (80.00)        0.00         0.00
     482      5603       8,323.24      11,312.21       1,787.93       194.97       21.00        (20.00)        0.00         0.00
     483      5604       7,639.40       7,710.95       3,719.31       194.97        0.00        (86.85)      (36.77)      (36.77)
     484      5607       5,512.94       5,739.91       2,876.58       194.97       57.00          0.00         0.00         0.00
     485      5608      14,631.61      14,431.47       4,581.99       194.97       46.00       (181.00)     (237.01)     (237.01)
     486      5613      11,020.66      11,030.73       6,486.81       194.97        0.00        (54.84)     (130.39)     (130.39)
     487      5614       4,253.42       4,313.75       2,106.36       194.97       11.00          0.00       (23.80)      (23.80)
     488      5615       9,974.35      10,177.61       6,415.22       194.97        8.00          0.00         0.00         0.00
     489      5617       3,840.31       1,448.34       1,448.34       194.97       57.00          0.00         0.00         0.00
     490      5618       6,323.77       6,141.83       3,358.92       194.97       26.00       (175.40)     (227.51)     (227.51)
     491      5620       7,366.19       7,290.62       5,323.82       194.97        0.00       (114.56)        0.00         0.00
BA   492      5622       4,704.70       4,756.63       3,800.53       194.97        0.00       (143.04)        0.00         0.00
BA   493      5623       8,955.08       6,974.50       6,901.35       194.97        0.00     (2,068.55)        0.00         0.00
BA   494      5625       4,887.70       4,934.75       4,204.85       194.97       27.00       (175.13)        0.00         0.00
     495      5626       7,209.50       7,190.90       3,129.52       194.97       27.00       (132.72)       (4.00)        0.00
     496      5627      42,955.78           0.00           0.00       194.97       94.00          0.00         0.00         0.00
     497      5628       6,410.96       6,281.78         290.04       194.97        0.00       (264.14)      (10.00)        0.00
BA   498      5631       2,854.91       2,706.09       3,003.38       194.97       27.00       (150.00)        0.00         0.00
BA   499      5632       2,221.04       1,966.91       1,218.06       194.97       16.00       (465.10)        0.00         0.00
     500      5634       5,281.27       4,584.91       1,327.41       194.97        0.00       (866.69)        0.00         0.00
BA   501      5635       1,617.60       1,668.61       1,254.67       194.97       39.00        (81.00)        0.00         0.00
     502      5637       7,104.46       7,051.09       1,893.20       194.97        0.00       (240.34)       (8.00)        0.00
     503      5639      11,892.42      11,778.91       5,598.93       194.97       12.00       (229.26)      (36.43)      (36.43)
     504      5640       7,109.97       5,766.46       3,123.20       194.97        0.00     (1,515.48)       (3.00)        0.00
BA   505      5641       5,936.91       6,265.89       5,664.20       194.97       14.00          0.00         0.00         0.00
BA   506      5643       1,717.59       1,947.56       1,508.77       194.97       35.00          0.00         0.00         0.00
     507      5644      29,479.62           0.00           0.00       194.97       63.00          0.00         0.00         0.00
     508      5646       4,684.46       4,642.87       1,884.75       194.97        0.00          0.00      (236.59)     (236.59)
BA   509      5647       1,227.58       1,422.55       2,578.98       194.97        0.00          0.00         0.00         0.00
BA   510      5649       3,712.72       3,705.21       3,892.14       194.97       12.00       (290.06)        0.00         0.00
     511      5650       7,099.86       7,071.70       4,245.17       194.97       27.00       (245.46)        0.00         0.00
     512      5651      27,501.67           0.00           0.00       194.97        0.00          0.00         0.00         0.00
BA   513      5652       5,736.77       5,862.10       2,742.86       194.97        8.00        (77.94)        0.00         0.00
     514      5654       6,004.89       6,041.36       2,445.81       194.97        0.00        (83.07)      (74.19)      (74.19)
     515      5657       5,863.64       6,058.61       3,368.27       194.97        0.00          0.00         0.00         0.00
     516      5659      21,756.67      21,728.19       7,895.87       194.97        0.00       (195.00)        0.00         0.00
BA   517      5660       4,086.13       4,070.79       4,280.74       194.97        0.00       (210.31)        0.00         0.00
BA   518      5661       2,491.58       2,431.83       2,321.99       194.97       27.00       (294.24)      (84.00)        0.00
     519      5664       5,921.47       5,821.54       2,540.65       194.97        0.00       (270.00)       (5.00)        0.00
     520      5667       5,311.13       5,445.94       4,052.25       194.97        0.00        (60.16)        0.00         0.00
     521      5672       3,755.32       3,954.19           0.00       194.97       34.00          0.00       (30.00)        0.00
     522      5673       5,470.71       5,397.33       2,944.35       194.97       71.00       (196.18)     (145.02)     (145.02)
     523      5674       6,024.92       5,492.65       2,109.22       194.97        0.00       (471.03)     (256.21)     (256.21)
BA   524      5675       4,531.25       4,707.10       4,771.66       194.97        0.00        (19.08)        0.00         0.00
     525      5678       4,165.82       4,171.14       1,833.43       194.97       13.00       (202.63)        0.00         0.00
     526      5679      10,630.91      10,830.19       2,913.09       194.97       24.00        (31.79)       (3.00)        0.00
     527      5680       6,767.93       6,779.84         846.01       194.97       69.00          0.00       (36.11)      (36.11)
     528      5681       7,233.29       6,640.75       1,358.54       194.97       47.00       (683.26)      (31.25)      (31.25)
     529      5683       1,468.36         941.34        (825.85)      194.97        0.00       (299.49)     (134.50)     (134.50)
BA   530      5684       2,531.62       2,585.52       2,026.63       194.97        0.00       (147.07)        0.00         0.00
BA   531      5685       1,843.68       2,185.37       2,606.88       194.97        0.00          0.00         0.00         0.00
BA   532      5687       5,647.06       5,875.03       4,492.66       194.97       25.00          0.00         0.00         0.00
     533      5688       8,144.86       8,009.43         206.94       194.97        9.00       (270.00)      (39.38)      (39.38)
     534      5690      17,821.91      17,999.36       3,329.22       194.97       33.00          0.00         0.00         0.00
     535      5691         726.49         892.71         312.25       194.97       35.00          0.00       (64.77)      (64.77)
     536      5696      20,020.57           0.00           0.00       194.97       27.00          0.00         0.00         0.00
     537      5697      24,398.69           0.00           0.00       194.97       61.00          0.00         0.00         0.00
     538      5698       6,962.66       6,985.26       3,593.77       194.97        0.00          0.00      (172.37)     (172.37)
     539      5708       8,001.58       8,196.55       4,408.70       194.97        0.00          0.00         0.00         0.00
     540      5709       7,860.31       7,883.29       4,209.62       194.97       13.00       (194.99)        0.00         0.00
     541      5710       7,154.70       7,151.58       4,063.90       194.97        0.00       (196.09)       (2.00)        0.00
     542      5713       7,427.88       7,422.50       4,854.39       194.97       11.00       (210.22)       (1.00)        0.00
     543      5715          33.60           0.00           0.00         0.00        0.00          0.00         0.00         0.00
     544      5718       6,684.81       9,928.64       1,085.97       194.97        0.00       (200.00)      (28.37)      (26.37)

                         B          C
                       CHECK       RET                                DUP          DUP
                       ORDER      CHECK       O/D                  NON POSTED   NON POSTED     KEY       STOLEN
                       FEES       FEES      CHARGES     ACT O/S     DEPOSITS     DEPOSITS     ERRORS     MONIES      MISC
           STORE #    CC.5546    CC.5546    CC.5570     CC.5577     CC.5577      CC.5578     CC.5578    CC.5577     Various
           -------   ---------   -------   ---------   ---------   ----------   ----------   -------   ---------   --------
BA   453      5565        0.00      0.00        0.00       20.00         0.00         0.00      0.00        0.00       0.00
     454      5568        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
BA   455      5569        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     456      5570        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
BA   457      5571        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     458      5572        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     459      5573        0.00      0.00        0.00       53.36         0.00         0.00      0.00        0.00       0.00
BA   460      5574        0.00      0.00        0.00     (100.00)        0.00         0.00      0.00        0.00       0.00
     461      5575        0.00    (20.00)     (90.00)      (0.25)        0.00         0.00      0.00        0.00       0.00
BA   462      5576        0.00      0.00      (25.00)    (433.94)        0.00         0.00      0.00        0.00       0.00
     463      5579        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     464      5581        0.00      0.00        0.00       (0.07)        0.00         0.00      0.00        0.00       0.00
     465      5582        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     466      5583        0.00      0.00      (15.00)      (0.10)        0.00         0.00      0.00        0.00       0.00
     467      5586        0.00      0.00        0.00       (0.03)        0.00         0.00      0.00        0.00       0.00
     468      5587        0.00      0.00        0.00       (1.73)        0.00         0.00      0.00        0.00       0.00
     469      5588        0.00      0.00        0.00        0.06         0.00         0.00      0.00        0.00       0.00
     470      5590        0.00      0.00        0.00      (95.30)        0.00         0.00      0.00        0.00       0.00
     471      5591        0.00    (15.00)     (29.98)       0.00         0.00     1,351.22      0.00        0.00       0.00
     472      5592        0.00      0.00        0.00      (20.00)        0.00         0.00      0.00        0.00       0.00
     473      5593        0.00      0.00      (10.00)       0.00         0.00         0.00      0.00        0.00       0.00
     474      5594        0.00     (6.50)       0.01        0.00         0.00         0.00      0.00        0.00       0.00
     475      5595        0.00    (50.00)       0.00     (495.97)        0.00         0.00      0.00        0.00       0.00
     476      5596        0.00      0.00        0.00       (0.06)        0.00         0.00      0.00        0.00       0.00
     477      5597        0.00      0.00        0.00        0.99         0.00         0.00      0.00        0.00       0.00
     478      5598        0.00      0.00        0.00       15.52         0.00         0.00      0.00        0.00       0.00
     479      5599        0.00      0.00        0.00      (20.84)        0.00      (100.00)     0.00        0.00       0.00
     480      5600        0.00      0.00        0.00     (175.39)        0.00         0.00      0.00        0.00       0.00
BA   481      5601        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     482      5603        0.00      0.00      (32.00)       0.00         0.00         0.00      0.00        0.00       0.00
     483      5604        0.00      0.00        0.00        0.20         0.00         0.00      0.00        0.00       0.00
     484      5607        0.00      0.00      (25.00)       0.00         0.00         0.00      0.00        0.00       0.00
     485      5608        0.00      0.00        0.00      (23.10)        0.00         0.00      0.00        0.00       0.00
     486      5613        0.00      0.00        0.00        0.33         0.00         0.00      0.00        0.00       0.00
     487      5614        0.00      0.00     (196.00)      74.16         0.00         0.00      0.00        0.00       0.00
     488      5615        0.00      0.00        0.00        0.29         0.00         0.00      0.00        0.00       0.00
     489      5617        0.00      0.00        0.00   (2,643.94)        0.00         0.00      0.00        0.00       0.00
     490      5618        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     491      5620        0.00      0.00        0.00     (155.98)        0.00         0.00      0.00        0.00       0.00
BA   492      5622        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
BA   493      5623        0.00      0.00        0.00     (107.00)        0.00         0.00      0.00        0.00       0.00
BA   494      5625        0.00      0.00        0.00        0.21         0.00         0.00      0.00        0.00       0.00
     495      5626        0.00     (4.00)     (33.00)     (70.85)        0.00         0.00      0.00        0.00       0.00
     496      5627        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     497      5628        0.00    (10.00)       0.00      (50.01)        0.00         0.00      0.00        0.00       0.00
BA   498      5631        0.00      0.00        0.00     (220.79)        0.00         0.00      0.00        0.00       0.00
BA   499      5632        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     500      5634        0.00      0.00      (25.00)       0.36         0.00         0.00      0.00        0.00       0.00
BA   501      5635        0.00      0.00        0.00     (101.96)        0.00         0.00      0.00        0.00       0.00
     502      5637        0.00     (8.00)       0.00        0.00         0.00         0.00      0.00        0.00       0.00
     503      5639        0.00      0.00        0.00      (54.79)        0.00         0.00      0.00        0.00       0.00
     504      5640        0.00     (3.00)       0.00      (20.00)        0.00         0.00      0.00        0.00       0.00
BA   505      5641        0.00      0.00        0.00       20.27         0.00        99.74      0.00        0.00       0.00
BA   506      5643        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     507      5644        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     508      5646        0.00      0.00        0.00        0.03         0.00         0.00      0.00        0.00       0.00
BA   509      5647        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
BA   510      5649        0.00      0.00        0.00       75.58         0.00         0.00      0.00        0.00       0.00
     511      5650        0.00      0.00        0.00       (4.67)        0.00         0.00      0.00        0.00       0.00
     512      5651        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
BA   513      5652        0.00      0.00        0.00        0.30         0.00         0.00      0.00        0.00       0.00
     514      5654        0.00      0.00        0.00       (1.24)        0.00         0.00      0.00        0.00       0.00
     515      5657        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     516      5659        0.00      0.00      (20.00)      (8.45)        0.00         0.00      0.00        0.00       0.00
BA   517      5660        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
BA   518      5661      (84.00)     0.00        0.00       96.52         0.00         0.00      0.00        0.00       0.00
     519      5664        0.00     (5.00)       0.00      (19.90)        0.00         0.00      0.00        0.00       0.00
     520      5667        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     521      5672        0.00    (30.00)       0.00       (0.10)        0.00         0.00      0.00        0.00       0.00
     522      5673        0.00      0.00        0.00        1.85         0.00         0.00      0.00        0.00       0.00
     523      5674        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
BA   524      5675        0.00      0.00        0.00       (0.04)        0.00         0.00      0.00        0.00       0.00
     525      5678        0.00      0.00        0.00       (0.02)        0.00         0.00      0.00        0.00       0.00
     526      5679        0.00     (3.00)       0.00       15.10         0.00         0.00      0.00        0.00       0.00
     527      5680        0.00      0.00      (50.00)      54.21         0.00      (220.16)     0.00        0.00       0.00
     528      5681        0.00      0.00     (120.00)       0.00         0.00         0.00      0.00        0.00       0.00
     529      5683        0.00      0.00     (288.00)       0.00         0.00         0.00      0.00        0.00       0.00
BA   530      5684        0.00      0.00        0.00        6.00         0.00         0.00      0.00        0.00       0.00
BA   531      5685        0.00      0.00        0.00      146.72         0.00         0.00      0.00        0.00       0.00
BA   532      5687        0.00      0.00        0.00        8.00         0.00         0.00      0.00        0.00       0.00
     533      5688        0.00      0.00      (30.00)      (0.02)        0.00         0.00      0.00        0.00       0.00
     534      5690        0.00      0.00      (50.00)      (0.52)        0.00         0.00      0.00        0.00       0.00
     535      5691        0.00      0.00        0.00        1.02         0.00         0.00      0.00        0.00       0.00
     536      5696        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     537      5697        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     538      5698        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     539      5708        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     540      5709        0.00      0.00        0.00       10.00         0.00         0.00      0.00        0.00       0.00
     541      5710        0.00     (2.00)       0.00        0.00         0.00         0.00      0.00        0.00       0.00
     542      5713        0.00     (1.00)       0.00       (0.13)        0.00         0.00      0.00        0.00       0.00
     543      5715        0.00      0.00        0.00      (33.60)        0.00         0.00      0.00        0.00       0.00
     544      5718        0.00     (2.00)     (60.00)     (94.77)        0.00         0.00      0.00        0.00       0.00

                       CONSOL        ACH
                        ACCT      TRANSFERS                                                          EST          EST
                      TRANSFERS   REVERSALS                                                          S/C          R/C
           STORE #     CC.1020     CC.1020                       Bank Name                         CC.5546      CC.5557
           -------   ----------   ---------   ------------------------------------------------   ----------   -----------
BA   453      5565         0.00        0.00   Bank of America                                          0.00       (297.24)
     454      5568         0.00        0.00   Security Service Federal                                 0.00       (297.24)
BA   455      5569         0.00        0.00   Bank of America                                          0.00       (297.24)
     456      5570   (39,561.57)       0.00   Wachovia Bank                                         (255.00)      (297.24)
BA   457      5571         0.00        0.00   Bank of America                                          0.00       (297.24)
     458      5572         0.00        0.00   Bank of America                                          0.00       (297.24)
     459      5573   (25,633.97)       0.00   Wachovia Bank                                         (158.00)      (297.24)
BA   460      5574         0.00        0.00   Bank of America                                          0.00       (297.24)
     461      5575         0.00        0.00   First Citizens Bank(not linked to master)              (49.00)      (297.24)
BA   462      5576         0.00        0.00   Grand Bank of Texas                                      0.00       (297.24)
     463      5579   (44,711.11)       0.00   Union Planters Bank                                      0.00       (297.24)
     464      5581         0.00        0.00   People's Community Bank                                  0.00       (297.24)
     465      5582         0.00        0.00   Hancock Bank                                           (63.00)      (297.24)
     466      5583         0.00        0.00   Farmers & Merchants Bank and Trust                     (97.00)      (297.24)
     467      5586         0.00        0.00   Bank of Dickson                                          0.00       (297.24)
     468      5587         0.00        0.00   Colonial Bank                                          (61.00)      (297.24)
     469      5588         0.00        0.00   Sun Trust Bank                                           0.00       (297.24)
     470      5590   (52,107.29)       0.00   Wachovia Bank                                         (349.00)      (297.24)
     471      5591         0.00        0.00   Commercial Bank & Trust                                (82.00)      (297.24)
     472      5592         0.00        0.00   Bank of America                                          0.00       (297.24)
     473      5593         0.00        0.00   City National Bank                                       0.00       (297.24)
     474      5594         0.00        0.00   First Community Bank                                    (7.00)      (297.24)
     475      5595         0.00        0.00   United National Bank                                  (270.00)      (297.24)
     476      5596   (40,889.85)       0.00   Wachovia Bank                                         (281.00)      (297.24)
     477      5597         0.00        0.00   Capital City Bank                                      (81.00)      (297.24)
     478      5598   (30,097.66)       0.00   Wachovia Bank                                         (217.00)      (297.24)
     479      5599         0.00        0.00   Bank of America                                          0.00       (297.24)
     480      5600         0.00        0.00   AmSouth Bank                                          (171.00)      (297.24)
BA   481      5601         0.00        0.00   Bank of America                                          0.00       (297.24)
     482      5603         0.00    2,825.00   Sun Trust Bank                                           0.00       (297.24)
     483      5604         0.00        0.00   Colonial Bank                                          (37.00)      (297.24)
     484      5607         0.00        0.00   Citizens National                                        0.00       (297.24)
     485      5608         0.00        0.00   RBC Centura                                           (237.00)      (297.24)
     486      5613         0.00        0.00   Hibernia                                              (130.00)      (297.24)
     487      5614         0.00        0.00   Citizens Bank                                          (24.00)      (297.24)
     488      5615         0.00        0.00   Highlands Communty Bank                                  0.00       (297.24)
     489      5617         0.00        0.00   Community Bank                                           0.00       (297.24)
     490      5618         0.00        0.00   AmSouth Bank                                          (228.00)      (297.24)
     491      5620         0.00        0.00   Bank of York                                             0.00       (297.24)
BA   492      5622         0.00        0.00   Bank of America                                          0.00       (297.24)
BA   493      5623         0.00        0.00   Bank of America                                          0.00       (297.24)
BA   494      5625         0.00        0.00   Bank of America                                          0.00       (297.24)
     495      5626         0.00        0.00   First Convenience Bank                                  (4.00)      (297.24)
     496      5627   (43,244.75)       0.00   Regions Bank                                          (202.00)      (297.24)
     497      5628         0.00        0.00   Jacksonville Savings Bank                              (10.00)      (297.24)
BA   498      5631         0.00        0.00   Bank of America                                          0.00       (297.24)
BA   499      5632         0.00        0.00   Bank of America                                          0.00       (297.24)
     500      5634         0.00        0.00   Bank of Madison                                          0.00       (297.24)
BA   501      5635         0.00        0.00   Bank of America                                          0.00       (297.24)
     502      5637         0.00        0.00   Southern Bank Commerce                                  (8.00)      (297.24)
     503      5639         0.00        0.00   Simon's Bank                                           (36.00)      (297.24)
     504      5640         0.00        0.00   First National Bank                                     (3.00)      (297.24)
BA   505      5641         0.00        0.00   Bank of America                                          0.00       (297.24)
BA   506      5643         0.00        0.00   Bank of America                                          0.00       (297.24)
     507      5644   (29,737.59)       0.00   Union Planters Bank                                      0.00       (297.24)
     508      5646         0.00        0.00   AmSouth Bank                                          (237.00)      (297.24)
BA   509      5647         0.00        0.00   Bank of America                                          0.00       (297.24)
BA   510      5649         0.00        0.00   Bank of America                                          0.00       (297.24)
     511      5650         0.00        0.00   First Volunteer Bank                                     0.00       (297.24)
     512      5651   (27,696.64)       0.00   Regions Bank                                          (202.00)      (297.24)
BA   513      5652         0.00        0.00   Bank of America                                          0.00       (297.24)
     514      5654         0.00        0.00   Mid South Bank                                         (74.00)      (297.24)
     515      5657         0.00        0.00   Sun Trust Bank                                           0.00       (297.24)
     516      5659         0.00        0.00   South Trust Bank                                         0.00       (297.24)
BA   517      5660         0.00        0.00   Bank of America                                          0.00       (297.24)
BA   518      5661         0.00        0.00   Bank of America                                        (84.00)      (297.24)
     519      5664         0.00        0.00   Community Bank                                          (5.00)      (297.24)
     520      5667         0.00        0.00   Bank of America                                          0.00       (297.24)
     521      5672         0.00        0.00   Bank of America                                        (30.00)      (297.24)
     522      5673         0.00        0.00   Hibernia                                              (145.00)      (297.24)
     523      5674         0.00        0.00   AmSouth Bank                                          (256.00)      (297.24)
BA   524      5675         0.00        0.00   Bank of America                                          0.00       (297.24)
     525      5678         0.00        0.00   Sun Trust Bank                                           0.00       (297.24)
     526      5679         0.00        0.00   Traditional Federal Bank                                (3.00)      (297.24)
     527      5680         0.00        0.00   First National Bank                                    (36.00)      (297.24)
     528      5681         0.00        0.00   Community Bank and Trust                               (31.00)      (297.24)
     529      5683         0.00        0.00   Branch Bank & Trust                                   (135.00)      (297.24)
BA   530      5684         0.00        0.00   Bank of America                                          0.00       (297.24)
BA   531      5685         0.00        0.00   Bank of America                                          0.00       (297.24)
BA   532      5687         0.00        0.00   Bank of America                                          0.00       (297.24)
     533      5688         0.00        0.00   Colonial Bank                                          (39.00)      (297.24)
     534      5690         0.00        0.00   Medical Community Credit                                 0.00       (297.24)
     535      5691         0.00        0.00   Compass Bank                                           (65.00)      (297.24)
     536      5696   (20,242.54)       0.00   Union Planters Bank                                      0.00       (297.24)
     537      5697   (24,654.66)       0.00   Regions Bank                                          (202.00)      (297.24)
     538      5698         0.00        0.00   Branch Bank & Trust                                   (172.00)      (297.24)
     539      5708         0.00        0.00   National City Bank                                       0.00       (297.24)
     540      5709         0.00        0.00   United Southern Bank                                     0.00       (297.24)
     541      5710         0.00        0.00   Community Trust Bank                                    (2.00)      (297.24)
     542      5713         0.00        0.00   Merchants & Farmers Bank                                (1.00)      (297.24)
     543      5715         0.00        0.00   Bank of America                                          0.00       (297.24)
     544      5718         0.00    3,432.00   FirstSouthern Bank                                     (28.00)      (297.24)

                                  ATTACHMENT 4

            MONTHLY SUMMARY OF BANK ACTIVITY - STORE DEPOSITS ACCOUNT

Name of debtor   Friedman's Inc.   Case Number   05-40129

Reporting period beginning   38,366.00   and ending   38,381.00

  Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the
  United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States
                                    Trustee.

Name of Bank         various            Branch            N/A

Account Name:        Store deposits     Account number:   various

Purpose of Account   To deposit store daily receipts in anticipation of
                     concentration

Store Depository Accounts (GL 1020)
    Period       January 2005

                                                                                                            A,B,C          A
                                                                                                            TOTAL         ACT
                        MONTH         ADJUSTED        ENDING      EST RC PM    EST SC PM     RETURNED      SERVICE      SERVICE
                       END G/L         ENDING          BANK       REVERSING    REVERSING      CHECKS       CHARGES      CHARGES
           STORE #     BALANCE        BALANCE        BALANCE       CC.5557      CC.5546      CC. 5557      CC.5546      CC.5546
           -------   ------------   ------------   ------------   ----------   ---------   -----------   ----------   ----------
BA   545      5720       2,582.92       2,831.24       3,269.59       194.97        0.00          0.00         0.00         0.00
BA   546      5722       4,181.84       4,218.05       2,154.60       194.97        0.00       (158.82)        0.00         0.00
BA   547      5724       6,012.06       5,708.21       5,000.63       194.97        0.00       (595.08)        0.00         0.00
BA   548      5725       3,587.26       3,366.59       3,770.67       194.97        0.00       (415.60)        0.00         0.00
BA   549      5726       4,675.77       4,388.89       4,213.14       194.97       39.00       (520.85)        0.00         0.00
     550      5727      17,811.97       1,969.93           0.00       194.97        3.00          0.00      (147.04)     (147.04)
     551      5728        (194.97)          0.00           0.00       194.97        0.00          0.00         0.00         0.00
     552      5729        (194.97)          0.00           0.00       194.97        0.00          0.00         0.00         0.00
BA   553      5730       1,390.88       1,173.91       1,483.59       194.97       33.00       (444.94)        0.00         0.00
     554      5731       3,838.91       3,842.49        (233.80)      194.97       34.00          0.00       (87.39)      (87.39)
     555      5734       5,750.52       5,930.43       2,979.64       194.97        0.00          0.00         0.00         0.00
     556      5735       2,066.39       2,038.28       1,306.40       194.97       44.00       (266.08)        0.00         0.00
     557      5736       6,890.73       6,786.04       1,491.75       194.97       21.00       (187.00)     (133.66)     (133.66)
     558      5737       9,033.09       9,153.56       2,409.93       194.97       59.00        (48.00)      (85.50)        0.00
     559      5741      23,533.74           0.00           0.00       194.97       34.00          0.00         0.00         0.00
     560      5743       3,758.80       3,925.39       2,374.39       194.97       34.00        (62.38)        0.00         0.00
     561      5744       7,829.99       7,818.61       3,940.46       194.97       11.00       (146.30)      (71.03)      (71.03)
     562      5745       5,844.02       6,073.99       2,495.85       194.97       19.00          0.00         0.00         0.00
     563      5746      10,860.35      11,006.56       3,507.76       194.97       47.00        (95.76)        0.00         0.00
     564      5747      11,371.39      11,593.46       6,627.07       194.97       52.00          0.00         0.00         0.00
     565      5748       5,078.30       5,145.58       2,195.17       194.97       78.00       (113.00)      (93.24)      (89.24)
     566      5751       4,763.08       4,657.34       1,407.09       194.97        6.00        (46.00)     (260.73)     (260.73)
     567      5752       3,360.80       3,535.67         487.98       194.97       35.00        (50.00)        0.00         0.00
     568      5754      30,504.41           0.00           0.00       194.97       49.00          0.00         0.00         0.00
     569      5756      35,627.49       5,894.94           0.00       194.97        0.00       (376.20)     (157.74)     (157.74)
BA   570      5757       3,810.42       4,021.37       3,326.56       194.97       87.00        (71.00)        0.00         0.00
     571      5758       4,334.90       4,616.39         646.10       194.97        0.00          0.00         0.00         0.00
     572      5761       6,135.60       6,357.57       3,345.96       194.97       27.00          0.00         0.00         0.00
     573      5762      32,422.79           0.00           0.00       194.97       66.00          0.00         0.00         0.00
     574      5764      36,726.27       3,935.51           0.00       194.97        0.00       (186.80)        0.00         0.00
BA   575      5766       3,720.86       3,274.39       2,610.39       194.97        0.00       (141.18)        0.00         0.00
BA   576      5767       3,613.78       3,212.32       2,699.89       194.97       16.00       (502.43)        0.00         0.00
     577      5768       4,078.45       4,220.21       3,188.31       194.97       52.00        (62.98)      (42.23)      (42.23)
     578      5770       3,517.28       3,468.91       1,537.60       194.97        0.00          0.00      (137.59)     (137.59)
     579      5772       4,744.60       5,359.57         266.73       194.97        0.00          0.00         0.00         0.00
     580      5773       1,564.19       1,670.16       1,268.81       194.97       61.00       (150.00)        0.00         0.00
     581      5774      10,403.19      10,201.97       8,834.46       194.97       43.00       (136.50)     (206.69)     (206.69)
     582      5776       9,320.92       9,411.53       2,150.63       194.97        0.00        (50.00)        0.00         0.00
     583      5777       2,427.34       2,224.62       2,603.34       194.97        0.00       (163.69)        0.00         0.00
BA   584      5779       1,766.52       2,018.24         384.72       194.97       56.00          0.00         0.00         0.00
     585      5780       8,989.56       8,727.54         102.27       194.97        0.00       (427.99)        0.00         0.00
BA   586      5781       3,137.13       2,835.99       1,470.92       194.97       38.00       (534.11)        0.00         0.00
     587      5782       7,768.28       7,657.64       2,050.84       194.97       58.00       (208.23)     (107.18)     (107.18)
     588      5784       7,978.19       7,949.25       4,572.27       194.97       47.00       (271.41)        0.00         0.00
     589      5786       6,541.07       6,541.04       3,883.65       194.97        0.00        (80.00)        0.00         0.00
BA   590      5787       3,710.84       3,834.96       2,934.62       194.97        0.00       (131.00)        0.00         0.00
BA   591      5788         700.23         255.74       1,513.79       194.97       12.00       (655.00)      (25.00)        0.00
     592      5789      10,112.47      10,132.59       3,853.23       194.97        9.00       (175.65)       (8.00)        0.00
     593      5790       5,027.59       5,206.69       2,707.75       194.97       11.00          0.00         0.00         0.00
     594      5793       5,781.59       5,962.80       3,771.96       194.97        0.00          0.00         0.00         0.00
     595      5794       7,333.18       5,827.86       2,277.16       194.97        0.00     (1,698.43)        0.00         0.00
     596      5796       6,255.58       6,449.35           0.00       194.97        0.00          0.00         0.00         0.00
     597      5797       9,563.63       9,790.52       2,654.02       194.97       88.00        (53.00)        0.00         0.00
     598      5798      47,269.21       6,193.29           0.00       194.97        0.00       (278.52)     (192.85)     (195.37)
BA   599      5799       5,222.60       5,421.57       2,734.86       194.97        4.00          0.00         0.00         0.00
     600      5801       5,170.38       5,856.80       5,038.27       194.97      503.00          0.00         0.00         0.00
     601      5802       1,081.34         602.23         602.23       194.97       26.00          0.00    (1,091.08)   (1,091.08)
     602      5803       5,449.86       7,055.64       2,818.03       194.97        0.00       (104.18)      (36.00)        0.00
BA   603      5804       4,779.41       5,030.40         510.89       194.97       56.00          0.00         0.00         0.00
     604      5805       6,069.87       6,010.32       4,305.39       194.97        0.00          0.00      (171.26)     (171.26)
     605      5807       6,792.53       6,794.51       3,046.72       194.97        0.00       (182.99)      (10.00)        0.00
     606      5809       7,985.35       8,173.37       4,994.17       194.97       35.00          0.00       (41.95)      (41.95)
     607      5813      21,317.22           0.00           0.00       194.97       66.00          0.00         0.00         0.00
     608      5814       8,685.30       8,665.91       5,228.73       194.97        0.00          0.00      (213.36)     (213.36)
BA   609      5815       6,105.73       6,362.70       5,504.69       194.97       62.00          0.00         0.00         0.00
     610      5816       9,959.20       9,644.79       5,652.22       194.97       29.00          0.00      (119.39)     (119.39)
     611      5818       8,428.96       8,350.27       5,960.03       194.97       16.00       (283.76)       (6.00)        0.00
     612      5819       7,063.06       6,920.91       3,353.86       194.97      163.00       (352.18)       (8.00)        0.00
     613      5821       7,999.96       7,533.55        (128.59)      194.97        0.00       (146.02)     (291.35)     (291.35)
     614      5822       7,972.18       8,029.15         670.04       194.97        0.00       (106.00)        0.00         0.00
BA   615      5825       1,343.11       1,538.08       1,267.21       194.97        0.00          0.00         0.00         0.00
BA   616      5828       5,203.51       5,300.65       4,893.75       194.97        0.00        (97.52)        0.00         0.00
BA   617      5829       1,196.77       1,254.23       1,558.48       194.97       73.00       (211.41)        0.00         0.00
     618      5830       6,497.55       5,766.46        (618.34)      194.97        0.00       (414.54)     (440.49)     (440.49)
BA   619      5833       5,997.79       6,236.76       5,421.28       194.97       44.00          0.00         0.00         0.00
     620      5834       8,354.87       8,282.91       4,196.00       194.97       60.00       (109.44)     (129.49)     (129.49)
     621      5835      10,220.93      10,060.53       5,770.13       194.97       75.00       (440.87)        0.00         0.00
     622      5836      11,722.14      11,119.98         978.85       194.97       41.00       (649.64)     (183.30)     (183.30)
     623      5837       6,602.83       6,715.43       2,929.37       194.97       61.00       (133.37)      (10.00)        0.00
     624      5838       6,190.16       5,905.22       2,901.51       194.97       12.00       (159.00)     (314.91)     (186.91)
     625      5839       4,916.06       4,751.58       2,358.37       194.97       35.00       (388.49)       (6.00)        0.00
     626      5841       4,974.02       5,052.97       2,911.89       194.97        5.00        (55.53)      (70.06)      (70.06)
     627      5845       7,322.97       7,310.16       1,358.50       194.97       40.00       (221.49)        0.00         0.00
     628      5848       4,484.59       4,395.21       2,591.53       194.97       28.00       (313.05)        0.00         0.00
     629      5852       8,666.31       8,852.38       3,941.72       194.97       91.00        (60.00)        0.00         0.00
     630      5853       5,248.15       5,147.29       3,197.79       194.97        0.00          0.00      (295.83)     (295.83)
BA   631      5854      11,912.25      12,035.03      10,234.81       194.97       64.00       (120.00)        0.00         0.00
     632      5857       9,004.76       9,209.79       4,539.84       194.97       19.00          0.00         0.00         0.00
     633      5858       5,628.39       5,562.78       2,380.74       194.97        2.00       (256.99)       (6.00)        0.00
     634      5859       5,923.84       5,173.61       6,444.19       194.97       13.00       (834.66)        0.00         0.00
BA   635      5860       2,832.84       3,100.81           0.00       194.97      123.00          0.00       (50.00)        0.00
     636      5863       8,725.06       8,856.16       3,652.55       194.97       74.00        (29.58)     (108.29)     (108.29)

                         B          C
                       CHECK       RET                                DUP          DUP
                       ORDER      CHECK       O/D                  NON POSTED   NON POSTED     KEY       STOLEN
                       FEES       FEES      CHARGES     ACT O/S     DEPOSITS     DEPOSITS     ERRORS     MONIES      MISC
           STORE #    CC.5546    CC.5546    CC.5570     CC.5577     CC.5577      CC.5578     CC.5578    CC.5577     Various
           -------   ---------   -------   ---------   ---------   ----------   ----------   -------   ---------   --------
BA   545      5720        0.00      0.00        0.00       53.35         0.00         0.00      0.00        0.00       0.00
BA   546      5722        0.00      0.00        0.00        0.06         0.00         0.00      0.00        0.00       0.00
BA   547      5724        0.00      0.00        0.00        0.00         0.00        96.26      0.00        0.00       0.00
BA   548      5725        0.00      0.00        0.00       (0.04)        0.00         0.00      0.00        0.00       0.00
BA   549      5726        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     550      5727        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     551      5728        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     552      5729        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
BA   553      5730        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     554      5731        0.00      0.00     (140.00)       2.00         0.00         0.00      0.00        0.00       0.00
     555      5734        0.00      0.00        0.00      (15.06)        0.00         0.00      0.00        0.00       0.00
     556      5735        0.00      0.00        0.00       (1.00)        0.00         0.00      0.00        0.00       0.00
     557      5736        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     558      5737      (76.50)    (9.00)       0.00        0.00         0.00         0.00      0.00        0.00       0.00
     559      5741        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     560      5743        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     561      5744        0.00      0.00        0.00       (0.02)        0.00         0.00      0.00        0.00       0.00
     562      5745        0.00      0.00        0.00       16.00         0.00         0.00      0.00        0.00       0.00
     563      5746        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     564      5747        0.00      0.00      (25.00)       0.10         0.00         0.00      0.00        0.00       0.00
     565      5748        0.00     (4.00)       0.00        0.55         0.00         0.00      0.00        0.00       0.00
     566      5751        0.00      0.00        0.00        0.02         0.00         0.00      0.00        0.00       0.00
     567      5752        0.00      0.00       (5.00)      (0.10)        0.00         0.00      0.00        0.00       0.00
     568      5754        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     569      5756        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
BA   570      5757        0.00      0.00        0.00       (0.02)        0.00         0.00      0.00        0.00       0.00
     571      5758        0.00      0.00        0.00       86.52         0.00         0.00      0.00        0.00       0.00
     572      5761        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     573      5762        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     574      5764        0.00      0.00        0.00       (0.05)        0.00         0.00      0.00        0.00       0.00
BA   575      5766        0.00      0.00        0.00     (500.26)        0.00         0.00      0.00        0.00       0.00
BA   576      5767        0.00      0.00        0.00     (110.00)        0.00         0.00      0.00        0.00       0.00
     577      5768        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     578      5770        0.00      0.00      (32.00)     (73.75)        0.00         0.00      0.00        0.00       0.00
     579      5772        0.00      0.00        0.00     (110.00)        0.00         0.00      0.00        0.00       0.00
     580      5773        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     581      5774        0.00      0.00      (96.00)       0.00         0.00         0.00      0.00        0.00       0.00
     582      5776        0.00      0.00        0.00      (54.36)        0.00         0.00      0.00        0.00       0.00
     583      5777        0.00      0.00        0.00     (234.00)        0.00         0.00      0.00        0.00       0.00
BA   584      5779        0.00      0.00        0.00        0.75         0.00         0.00      0.00        0.00       0.00
     585      5780        0.00      0.00      (29.00)       0.00         0.00         0.00      0.00        0.00       0.00
BA   586      5781        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     587      5782        0.00      0.00        0.00      (48.20)        0.00         0.00      0.00        0.00       0.00
     588      5784        0.00      0.00        0.00        0.50         0.00         0.00      0.00        0.00       0.00
     589      5786        0.00      0.00     (115.00)       0.00         0.00         0.00      0.00        0.00       0.00
BA   590      5787        0.00      0.00        0.00       60.15         0.00         0.00      0.00        0.00       0.00
BA   591      5788      (25.00)     0.00        0.00       28.54         0.00         0.00      0.00        0.00       0.00
     592      5789        0.00     (8.00)       0.00       (0.20)        0.00         0.00      0.00        0.00       0.00
     593      5790        0.00      0.00      (26.00)      (0.87)        0.00         0.00      0.00        0.00       0.00
     594      5793        0.00      0.00        0.00      (13.76)        0.00         0.00      0.00        0.00       0.00
     595      5794        0.00      0.00        0.00       (1.86)        0.00         0.00      0.00        0.00       0.00
     596      5796        0.00      0.00        0.00       (1.20)        0.00         0.00      0.00        0.00       0.00
     597      5797        0.00      0.00        0.00       (3.08)        0.00         0.00      0.00        0.00       0.00
     598      5798        0.00      2.52        0.00        0.00         0.00         0.00      0.00        0.00       0.00
BA   599      5799        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     600      5801        0.00      0.00        0.00      (11.55)        0.00         0.00      0.00        0.00       0.00
     601      5802        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00     391.00
     602      5803        0.00    (36.00)     (60.00)      (2.01)        0.00         0.00      0.00        0.00       0.00
BA   603      5804        0.00      0.00        0.00        0.02         0.00         0.00      0.00        0.00       0.00
     604      5805        0.00      0.00      (64.00)     (19.26)        0.00         0.00      0.00        0.00       0.00
     605      5807        0.00    (10.00)       0.00        0.00         0.00         0.00      0.00        0.00       0.00
     606      5809        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     607      5813        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     608      5814        0.00      0.00        0.00       (1.00)        0.00         0.00      0.00        0.00       0.00
BA   609      5815        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     610      5816        0.00      0.00        0.00     (418.99)        0.00         0.00      0.00        0.00       0.00
     611      5818        0.00     (6.00)       0.10        0.00         0.00         0.00      0.00        0.00       0.00
     612      5819        0.00     (8.00)    (150.00)      10.06         0.00         0.00      0.00        0.00       0.00
     613      5821        0.00      0.00     (224.00)      (0.01)        0.00         0.00      0.00        0.00       0.00
     614      5822        0.00      0.00      (32.00)       0.00         0.00         0.00      0.00        0.00       0.00
BA   615      5825        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
BA   616      5828        0.00      0.00        0.00       (0.31)        0.00         0.00      0.00        0.00       0.00
BA   617      5829        0.00      0.00        0.00        0.90         0.00         0.00      0.00        0.00       0.00
     618      5830        0.00      0.00        0.00      (71.03)        0.00         0.00      0.00        0.00       0.00
BA   619      5833        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     620      5834        0.00      0.00      (88.00)       0.00         0.00         0.00      0.00        0.00       0.00
     621      5835        0.00      0.00        0.00       10.50         0.00         0.00      0.00        0.00       0.00
     622      5836        0.00      0.00        0.00       (5.19)        0.00         0.00      0.00        0.00       0.00
     623      5837        0.00    (10.00)       0.00        0.00         0.00         0.00      0.00        0.00       0.00
     624      5838        0.00   (128.00)       0.00      (18.00)        0.00         0.00      0.00        0.00       0.00
     625      5839        0.00     (6.00)       0.00        0.04         0.00         0.00      0.00        0.00       0.00
     626      5841        0.00      0.00        0.00        4.57         0.00         0.00      0.00        0.00       0.00
     627      5845        0.00      0.00      (27.00)       0.71         0.00         0.00      0.00        0.00       0.00
     628      5848        0.00      0.00        0.00        0.70         0.00         0.00      0.00        0.00       0.00
     629      5852        0.00      0.00        0.00      (39.90)        0.00         0.00      0.00        0.00       0.00
     630      5853        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
BA   631      5854        0.00      0.00        0.00      (16.19)        0.00         0.00      0.00        0.00       0.00
     632      5857        0.00      0.00        0.00       (8.94)        0.00         0.00      0.00        0.00       0.00
     633      5858        0.00     (6.00)       0.00        0.41         0.00         0.00      0.00        0.00       0.00
     634      5859        0.00      0.00        0.00     (123.54)        0.00         0.00      0.00        0.00       0.00
BA   635      5860      (50.00)     0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     636      5863        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00

                       CONSOL        ACH
                        ACCT      TRANSFERS                                                          EST          EST
                      TRANSFERS   REVERSALS                                                          S/C          R/C
           STORE #     CC.1020     CC.1020                       Bank Name                         CC.5546      CC.5557
           -------   ----------   ---------   ------------------------------------------------   ----------   -----------
BA   545      5720         0.00        0.00   Bank of America                                          0.00       (297.24)
BA   546      5722         0.00        0.00   Bank of America                                          0.00       (297.24)
BA   547      5724         0.00        0.00   Bank of America                                          0.00       (297.24)
BA   548      5725         0.00        0.00   Bank of America                                          0.00       (297.24)
BA   549      5726         0.00        0.00   Bank of America                                          0.00       (297.24)
     550      5727   (15,892.97)       0.00   Wachovia Bank                                         (147.00)      (297.24)
     551      5728         0.00        0.00   Bank of America                                          0.00       (297.24)
     552      5729         0.00        0.00   Bank of America                                          0.00       (297.24)
BA   553      5730         0.00        0.00   Bank of America                                          0.00       (297.24)
     554      5731         0.00        0.00   Compass Bank                                           (87.00)      (297.24)
     555      5734         0.00        0.00   Commercial Bank                                          0.00       (297.24)
     556      5735         0.00        0.00   Bank of America                                          0.00       (297.24)
     557      5736         0.00        0.00   Hibernia                                              (134.00)      (297.24)
     558      5737         0.00        0.00   Local Oklahoma Bank                                    (86.00)      (297.24)
     559      5741   (23,762.71)       0.00   First Citizens Bank                                      0.00       (297.24)
     560      5743         0.00        0.00   Whitaker Bank                                            0.00       (297.24)
     561      5744         0.00        0.00   Bank Of Maysville                                      (71.00)      (297.24)
     562      5745         0.00        0.00   Peoples National Bank                                    0.00       (297.24)
     563      5746         0.00        0.00   First National Bank                                      0.00       (297.24)
     564      5747         0.00        0.00   Southside Bank                                           0.00       (297.24)
     565      5748         0.00        0.00   Bancorp South                                          (93.00)      (297.24)
     566      5751         0.00        0.00   Fifth Third Bank                                      (261.00)      (297.24)
     567      5752         0.00        0.00   Citizens Commerce National                               0.00       (297.24)
     568      5754   (30,748.38)       0.00   Union Planters Bank                                      0.00       (297.24)
     569      5756   (29,393.58)       0.00   Wachovia Bank                                         (158.00)      (297.24)
BA   570      5757         0.00        0.00   Bank of America                                          0.00       (297.24)
     571      5758         0.00        0.00   South Carolina Bank                                      0.00       (297.24)
     572      5761         0.00        0.00   Jackson County Bank                                      0.00       (297.24)
     573      5762   (32,683.76)       0.00   Regions Bank                                          (202.00)      (297.24)
     574      5764   (32,798.88)       0.00   Bank One                                              (207.00)      (297.24)
BA   575      5766         0.00        0.00   Bank of America                                          0.00       (297.24)
BA   576      5767         0.00        0.00   Bank of America                                          0.00       (297.24)
     577      5768         0.00        0.00   American National Bank of Texas                        (42.00)      (297.24)
     578      5770         0.00        0.00   Branch Bank & Trust                                   (138.00)      (297.24)
     579      5772         0.00      530.00   National City Bank                                       0.00       (297.24)
     580      5773         0.00        0.00   Bank of America                                          0.00       (297.24)
     581      5774         0.00        0.00   Branch Bank & Trust                                   (207.00)      (297.24)
     582      5776         0.00        0.00   United Bank                                              0.00       (297.24)
     583      5777         0.00        0.00   Bank of America                                          0.00       (297.24)
BA   584      5779         0.00        0.00   Bank of America                                          0.00       (297.24)
     585      5780         0.00        0.00   Trustmark National Bank                                  0.00       (297.24)
BA   586      5781         0.00        0.00   Bank of America                                          0.00       (297.24)
     587      5782         0.00        0.00   Compass Bank                                          (107.00)      (297.24)
     588      5784         0.00        0.00   Wilmington Trust                                         0.00       (297.24)
     589      5786         0.00        0.00   Central Bank & Trust                                     0.00       (297.24)
BA   590      5787         0.00        0.00   Bank of America                                          0.00       (297.24)
BA   591      5788         0.00        0.00   Bank of America                                        (25.00)      (297.24)
     592      5789         0.00        0.00   Heritage Bank                                           (8.00)      (297.24)
     593      5790         0.00        0.00   First National Bank                                      0.00       (297.24)
     594      5793         0.00        0.00   South Trust Bank                                         0.00       (297.24)
     595      5794         0.00        0.00   National City Bank                                       0.00       (297.24)
     596      5796         0.00        0.00   Bank of America                                          0.00       (297.24)
     597      5797         0.00        0.00   National City Bank                                       0.00       (297.24)
     598      5798   (40,799.52)       0.00   Wachovia Bank                                         (193.00)      (297.24)
BA   599      5799         0.00        0.00   Bank of America                                          0.00       (297.24)
     600      5801         0.00        0.00   First Bank Shelbyville                                   0.00       (297.24)
     601      5802         0.00        0.00   National City Bank                                  (1,091.00)      (297.24)
     602      5803         0.00    1,613.00   Farmers State Bank                                     (36.00)      (297.24)
BA   603      5804         0.00        0.00   Bank of America                                          0.00       (297.24)
     604      5805         0.00        0.00   Branch Bank & Trust                                   (171.00)      (297.24)
     605      5807         0.00        0.00   Cumberland Bank                                        (10.00)      (297.24)
     606      5809         0.00        0.00   First Trust & Savings Bank                             (42.00)      (297.24)
     607      5813   (21,578.19)       0.00   Union Planters Bank                                      0.00       (297.24)
     608      5814         0.00        0.00   Branch Bank & Trust                                   (213.00)      (297.24)
BA   609      5815         0.00        0.00   Bank of America                                          0.00       (297.24)
     610      5816         0.00        0.00   Colonial Bank                                         (119.00)      (297.24)
     611      5818         0.00        0.00   Red River Emp. Federal Credit                           (6.00)      (297.24)
     612      5819         0.00        0.00   First American Bank                                     (8.00)      (297.24)
     613      5821         0.00        0.00   Branch Bank & Trust                                   (291.00)      (297.24)
     614      5822         0.00        0.00   Sun Trust Bank                                           0.00       (297.24)
BA   615      5825         0.00        0.00   Bank of America                                          0.00       (297.24)
BA   616      5828         0.00        0.00   Bank of America                                          0.00       (297.24)
BA   617      5829         0.00        0.00   Bank of America                                          0.00       (297.24)
     618      5830         0.00        0.00   AmSouth Bank                                          (440.00)      (297.24)
BA   619      5833         0.00        0.00   Bank of America                                          0.00       (297.24)
     620      5834         0.00        0.00   Branch Bank & Trust                                   (129.00)      (297.24)
     621      5835         0.00        0.00   Cumberland Valley National Bank                          0.00       (297.24)
     622      5836         0.00        0.00   Fifth Third Bank                                      (183.00)      (297.24)
     623      5837         0.00        0.00   City National Bank                                     (10.00)      (297.24)
     624      5838         0.00        0.00   Branch Bank & Trust                                   (315.00)      (297.24)
     625      5839         0.00        0.00   Community Bank                                          (6.00)      (297.24)
     626      5841         0.00        0.00   Compass Bank                                           (70.00)      (297.24)
     627      5845         0.00        0.00   Del Rio National Bank                                    0.00       (297.24)
     628      5848         0.00        0.00   Arvest                                                   0.00       (297.24)
     629      5852         0.00        0.00   Union Bank                                               0.00       (297.24)
     630      5853         0.00        0.00   Fifth Third Bank                                      (296.00)      (297.24)
BA   631      5854         0.00        0.00   Bank of America                                          0.00       (297.24)
     632      5857         0.00        0.00   Trustmark National Bank                                  0.00       (297.24)
     633      5858         0.00        0.00   Northwest Georgia Bank                                  (6.00)      (297.24)
     634      5859         0.00        0.00   South Trust Bank                                         0.00       (297.24)
BA   635      5860         0.00        0.00   Bank of America                                        (50.00)      (297.24)
     636      5863         0.00        0.00   Union Federal                                         (108.00)      (297.24)

                                  ATTACHMENT 4

            MONTHLY SUMMARY OF BANK ACTIVITY - STORE DEPOSITS ACCOUNT

Name of debtor   Friedman's Inc.   Case Number   05-40129

Reporting period beginning   38,366.00   and ending   38,381.00

  Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the
  United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States
                                    Trustee.

Name of Bank         various            Branch            N/A

Account Name:        Store deposits     Account number:   various

Purpose of Account   To deposit store daily receipts in anticipation of
                     concentration

Store Depository Accounts (GL 1020)
    Period       January 2005

                                                                                                            A,B,C          A
                                                                                                            TOTAL         ACT
                        MONTH         ADJUSTED        ENDING      EST RC PM    EST SC PM     RETURNED      SERVICE      SERVICE
                       END G/L         ENDING          BANK       REVERSING    REVERSING      CHECKS       CHARGES      CHARGES
           STORE #     BALANCE        BALANCE        BALANCE       CC.5557      CC.5546      CC. 5557      CC.5546      CC.5546
           -------   ------------   ------------   ------------   ----------   ---------   -----------   ----------   ----------
     637      5865       8,079.89       7,896.03       3,575.56       194.97       75.00        (59.51)     (394.32)     (394.32)
     638      5868       5,852.64       5,800.33       2,593.44       194.97       32.00          0.00      (279.18)     (279.18)
BA   639      5871      16,667.47      16,626.92       2,937.73       194.97       58.00       (270.52)      (23.00)        0.00
     640      5873      10,494.17      10,512.00       5,239.94       194.97       13.00       (159.71)        0.00         0.00
     641      5874       6,409.52       6,613.49       3,471.32       194.97        9.00          0.00         0.00         0.00
     642      5875       7,572.64       7,767.61       5,043.35       194.97        0.00          0.00         0.00         0.00
     643      5877       5,079.34       5,295.70       3,992.35       194.97       33.00        (12.00)        0.00         0.00
     644      5879       5,185.57       5,333.81       2,175.70       194.97       72.00          0.00      (120.49)     (120.49)
     645      5880       4,808.22       5,008.35       2,164.26       194.97      230.00          0.00      (225.14)     (225.14)
     646      5881      26,731.08       2,534.18           0.00       194.97      230.00       (274.51)        0.00         0.00
     647      5882      26,702.93       2,836.69           0.00       194.97        4.00       (426.00)        0.00         0.00
     648      5883       8,262.68       8,422.65       1,966.06       194.97        0.00          0.00       (25.00)        0.00
     649      5884       3,305.32       2,947.06       2,026.02       194.97        0.00          0.00         0.00         0.00
     650      5885        (199.97)          0.00           0.00       194.97        5.00          0.00         0.00         0.00
     651      5887       7,916.54       7,790.52       5,678.26       194.97        0.00       (320.99)        0.00         0.00
     652      5888       1,601.33       1,796.35       2,922.72       194.97       40.00        (70.00)        0.00         0.00
     653      5891      16,685.40      16,884.87         193.83       194.97       25.00        (20.50)        0.00         0.00
     654      5892      10,522.09      10,217.47       1,689.30       194.97       24.00       (472.48)      (51.11)      (51.11)
     655      5893      19,179.86      18,371.46       6,301.12       194.97       23.00       (906.30)        0.00         0.00
     656      5894       2,805.95       2,396.91         196.95       194.97       40.00       (636.00)       (8.00)        0.00
     657      5895      11,269.09      11,461.32       3,009.98       194.97      230.00       (211.98)        0.00         0.00
     658      5896      55,201.15       3,979.23           0.00       194.97       21.00          0.00         0.00         0.00
     659      5898       3,609.75       3,522.53       1,359.38       194.97       27.00        (67.69)       (6.00)        0.00
     660      5899      55,372.46           0.00           0.00       194.97        0.00          0.00         0.00         0.00
              3000     (58,053.68)     14,122.64       8,301.84         0.00        0.00       (429.10)     (380.31)     (380.31)
              3002           0.00           0.00           0.00         0.00        0.00          0.00         0.00         0.00
              3004          66.85           0.00           0.00         0.00        0.00          0.00         0.00         0.00
              3006    (291,457.31)     74,650.28      56,656.79         0.00        0.00          0.00    (2,074.26)   (2,074.26)
              3008    (564,640.34)     98,758.20      23,977.49         0.00        0.00     (3,435.57)   (1,284.66)   (1,253.46)
              3013    (406,541.67)     82,850.09      21,160.46         0.00        0.00     (2,486.92)   (2,168.81)   (2,168.81)
              3014    (343,392.60)    (20,419.21)    (11,478.19)        0.00        0.00     (2,293.24)   (4,428.51)   (4,428.51)
              3015    (228,776.25)     57,407.24      15,861.57         0.00        0.00       (338.93)   (1,137.94)   (1,137.94)
              3017    (920,425.35)     11,609.29      22,662.00         0.00        0.00          0.00    (2,628.67)   (2,628.67)
              5999      17,396.00      17,396.00           0.00         0.00        0.00          0.00         0.00         0.00

                     4,303,944.51   4,230,567.91   1,994,696.87   128,290.26   24,963.00   (136,219.10)  (58,831.62)  (57,016.50)

                         B          C
                       CHECK       RET                                DUP          DUP
                       ORDER      CHECK       O/D                  NON POSTED   NON POSTED     KEY       STOLEN
                       FEES       FEES      CHARGES     ACT O/S     DEPOSITS     DEPOSITS     ERRORS     MONIES      MISC
           STORE #    CC.5546    CC.5546    CC.5570     CC.5577     CC.5577      CC.5578     CC.5578    CC.5577     Various
           -------   ---------   -------   ---------   ---------   ----------   ----------   -------   ---------   --------
     637      5865        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     638      5868        0.00      0.00        0.00       (0.10)        0.00         0.00      0.00        0.00       0.00
BA   639      5871        0.00    (23.00)       0.00        0.00         0.00         0.00      0.00        0.00       0.00
     640      5873        0.00      0.00        0.00      (30.43)        0.00         0.00      0.00        0.00       0.00
     641      5874        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     642      5875        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     643      5877        0.00      0.00        0.00        0.39         0.00         0.00      0.00        0.00       0.00
     644      5879        0.00      0.00        0.00        0.00         1.76         0.00      0.00        0.00       0.00
     645      5880        0.00      0.00        0.00        0.30         0.00         0.00      0.00        0.00       0.00
     646      5881        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     647      5882        0.00      0.00        0.00        0.22         0.00         0.00      0.00        0.00       0.00
     648      5883        0.00    (25.00)       0.00      (10.00)        0.00         0.00      0.00        0.00       0.00
     649      5884        0.00      0.00        0.00       (0.13)        0.00      (553.10)     0.00        0.00       0.00
     650      5885        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     651      5887        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     652      5888        0.00      0.00        0.00       30.05         0.00         0.00      0.00        0.00       0.00
     653      5891        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     654      5892        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
     655      5893        0.00      0.00     (120.00)      (0.07)        0.00         0.00      0.00        0.00       0.00
     656      5894        0.00     (8.00)       0.00       (0.01)        0.00         0.00      0.00        0.00       0.00
     657      5895        0.00      0.00        0.00      (20.76)        0.00         0.00      0.00        0.00       0.00
     658      5896        0.00      0.00        0.00        0.90         0.00         0.00      0.00        0.00       0.00
     659      5898        0.00     (6.00)       0.00      (16.51)        0.00      (218.99)     0.00        0.00       0.00
     660      5899        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
              3000        0.00      0.00        0.00      (20.10)        0.00         0.00      0.00        0.00       0.00
              3002        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
              3004        0.00      0.00        0.00      (66.85)        0.00         0.00      0.00        0.00       0.00
              3006        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
              3008      (31.20)     0.00        0.00      224.07         0.00         0.00     (4.40)       0.00       0.00
              3013        0.00      0.00        0.00       39.59         0.00         0.00     55.75        0.00       0.00
              3014        0.00      0.00        0.00       35.57         0.00         0.00    (35.00)    (200.00)      0.00
              3015        0.00      0.00        0.00     (387.96)        0.00         0.00      0.00   (2,373.27)      0.00
              3017        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00
              5999        0.00      0.00        0.00        0.00         0.00         0.00      0.00        0.00       0.00

                     (1,006.19)  (808.93)  (8,959.12)  (7,990.69)   (4,654.02)  (12,431.62)   650.52   (6,198.67)  1,641.25

                       CONSOL        ACH
                        ACCT      TRANSFERS                                                          EST          EST
                      TRANSFERS   REVERSALS                                                          S/C          R/C
           STORE #     CC.1020     CC.1020                       Bank Name                         CC.5546      CC.5557
           -------   ----------   ---------   ------------------------------------------------   ----------   -----------
     637      5865         0.00        0.00   AmSouth Bank                                          (394.00)      (297.24)
     638      5868         0.00        0.00   Fifth Third Bank                                      (279.00)      (297.24)
BA   639      5871         0.00        0.00   International Bank of Commerce                         (23.00)      (297.24)
     640      5873         0.00        0.00   National Bank of Commerce                                0.00       (297.24)
     641      5874         0.00        0.00   State Bank                                               0.00       (297.24)
     642      5875         0.00        0.00   Central Kentucky Fed Savings                             0.00       (297.24)
     643      5877         0.00        0.00   Bank of America                                          0.00       (297.24)
     644      5879         0.00        0.00   Huntington Bank                                       (120.00)      (297.24)
     645      5880         0.00        0.00   Branch Bank & Trust                                   (225.00)      (297.24)
     646      5881   (24,347.36)       0.00   US Bank                                                  0.00       (297.24)
     647      5882   (23,639.43)       0.00   US Bank                                                  0.00       (297.24)
     648      5883         0.00        0.00   Central State Bank                                     (25.00)      (297.24)
     649      5884         0.00        0.00   Bank of America                                          0.00       (297.24)
     650      5885         0.00        0.00   Bank of America                                          0.00       (297.24)
     651      5887         0.00        0.00   The Home Bank                                            0.00       (297.24)
     652      5888         0.00        0.00   Bank of America                                          0.00       (297.24)
     653      5891         0.00        0.00   First Mexia Bank                                         0.00       (297.24)
     654      5892         0.00        0.00   Sumpter Bank & Trust                                   (51.00)      (297.24)
     655      5893         0.00        0.00   Colony Bank Southeast                                    0.00       (297.24)
     656      5894         0.00        0.00   Lincoln Federal Savings Bank                            (8.00)      (297.24)
     657      5895         0.00        0.00   Integra Bank                                             0.00       (297.24)
     658      5896   (51,438.79)       0.00   US Bank                                                  0.00       (297.24)
     659      5898         0.00        0.00   Summit Bank                                             (6.00)      (297.24)
     660      5899   (55,567.43)       0.00   Regions Bank                                             0.00       (297.24)
              3000    73,005.83        0.00   Bank Of Oklahoma                                      (202.00)
              3002         0.00        0.00   Trustmark National Bank                                  0.00
              3004         0.00        0.00   AmSouth Bank                                             0.00
              3006   368,181.85        0.00   Bank One                                                 0.00
              3008   667,899.10        0.00   Regions Bank                                             0.00
              3013   493,952.15        0.00   First Citizens                                           0.00
              3014   329,894.57        0.00   US Bank                                                  0.00
              3015   290,421.59        0.00   Union Planters Bank                                      0.00
              3017   934,663.31        0.00   Wachovia Bank                                            0.00
              5999         0.00        0.00

                      (6,036.79)  12,400.00                                                      (50,611.00)  (196,177.82)


                                 ATTACHMENT 4
                                 ------------

                                Friedman's Inc.
        Bank of America Concentrated Account Reconciliation (5999.1016)
                    For the Period Ending January 01, 2005

           MONTHLY SUMMARY OF BANK ACTIVITY - CONCENTRATION ACCOUNT
           --------------------------------------------------------

Name of Debtor:              Friedman's Inc. Case Number: 05-40129

Reporting Period beginning  January 14, 2005 and ending January 29, 2005

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved approved by the United States Trustee.


=======================================================================================================================
                                             Friedman's Inc.
                      Bank of America Concentrated Account Reconciliation (5999.1016)
                                   For the Period Ending January 29, 2005

Beginning G/L Balance                                      1,978,086.08 Ending Bank Bal                      508,407.34

Activity through Jan 29, 2005
ACH Transfers                                              6,377,442.00 Collections in Transit               307,599.02
TFR Transfers                                              3,840,583.45
Act CM BC MC/Visa/Amex/Disc                                3,745,191.54
Special Deposits                                             342,359.11 Security deposit held by           1,500,000.00
Collection Deposits                                          594,349.07 Bank of America to cover
Crescent Jewelers Service fee                                 70,000.00 Ach Transfers
Adj to correct Credit batches                               (17,336.55)
Service Charges                                             (67,503.18)
ACH Reversals                                              (511,381.00)
Returned Check                                              (17,056.28)
Other                                                          3,000.00
Fund AP / PR / Sales Tax / MD                           (14,056,507.17)
                                                  ----------------------
Ending G/L Balance                                         2,281,227.07
                                                  ----------------------
Jan Variances
Certegy payready Jan redeposits                                2,957.23
TFR transfer from acct 7216 bank posting error               (3,364.67)
0114 corrected 0118
HO terminal-Amex & Discover discounts                           (28.08)
Rev wo for cc 5551, adj was included in 508.48               (1,550.00)
wo to true up conc account rec
TFR transfer from acct 7216 bank posting error                 3,228.71
0114 corrected 0118
Certegy payready Jan redeposits                                1,488.08
Ach transfer variance 01/20/05, credited 01/25/05                235.00
Correct bankcard transfers 01/18/05, 01/19/05 &               32,235.52
01/20/05
HO terminal-Amex & Discover discounts                           (26.27)
Deposit correction debit 01/26/05                              (396.23)
                                                  ----------------------                        ------------------------
Reconciled Balance                                         2,316,006.36 Ending Balance                     2,316,006.36
                                                  ======================                        ========================

=========================================================================================================================


** If Closing Balance is negative, provide explanation

Not applicable.


The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D ([ ] Check here if cash disbursements were authorized by United States Trustee)

                                                                                                      Reason for
                    Date                     Amt          Payee         Purpose                      Disbursement
                    ----                     ---          -----         -------                      ------------
None

                        TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
"Total Amount of Outstanding Checks and other debits" listed above, includes:

                                                        ($3,365,265.72) Transferred to Payroll Account
                                                       ($10,691,241.45) Transferred to Master Disbursement

                                                  ----------------------
                                                       ($14,056,507.17)
                                                  ======================

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2,
Line 7)

                                 ATTACHMENT 4
                                 ------------

        MONTHLY SUMMARY OF BANK ACTIVITY - MASTER DISBURSEMENT ACCOUNT
        --------------------------------------------------------------

Name of Debtor:               Friedman's Inc.    Case Number:         05-40129

Reporting Period beginning   January 14, 2005    and ending   January 29, 2005

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved approved by the United States Trustee.

========================================================================================================================
                                                Friedman's Inc.
                                 Master Disbursement Account-Acct # 3272823008
                                            GL Acct # 5999.1014
                                                January 2005

Beginning G/L Balance                                2,677,068.10       Ending Bank Balance                6,193,656.04

Transfer from Conc acct                             10,691,241.45
Transfer Out:
PR cash Account                                    (1,559,610.59)
                                                     (639,500.46)
Sales Tax Fiduciary Account                        (1,864,875.67)
Vendor Escrow Account                                        0.00
Transfer to Conc Account                               (3,000.00)

Vendor Wires out
                                                      (72,287.17)
                                                     (225,000.00)
                                                     (300,000.00)
                                                     (912,000.00)
                                                   (1,400,000.00)
                                                       (1,411.12)
                                                     (100,000.00)
                                                       (5,835.50)
                                                       (4,948.50)
                                                       (6,184.50)
                                                      (30,000.00)
                                                      (50,000.00)
                                             ---------------------                                ----------------------
Reconciled G/L Balance                               6,193,656.04       Reconciled Bank Balance            6,193,656.04
                                             ---------------------                                ======================

Reconciling items:





                                             ---------------------
Reconciled balance                                   6,193,656.04
                                             =====================


========================================================================================================================

** If Closing Balance is negative, provide explanation

Not applicable

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D [ ] Check here if cash disbursements were authorized by United States Trustee)

                                                                                                            Reason for
              Date               Amount             Payee         Purpose                                  Disbursement
              ----               ------             -----         -------                                  ------------

None


                           TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
"Total Amount of Outstanding Checks and other debits" listed above, includes:

                                 $                 (1,559,610.59) Transferred to Payroll Account
                                 $                              - Transferred to Health Ins Acct

                                 $                 (1,864,875.67) Transferred to Sales Tax Fiduciary Acct
                                 $                              0 Transferred to Corp Manual Acct
                                 $                              - Transferred to Citi Operating Acct
                                 $                   (639,500.46) Transferred to Accounts payable Acct
                                 $                              0 Transferred to Standstill Escrow Acct
                                 $                              0 Transferred to FJ Fiduciary Acct
                                 $                              0 Transferred to Friedman's Management Acct
                                 $                                Transferred to Concentration Acct
                                                       (3,000.00)

                                             ---------------------
                                                   (4,066,986.72)
                                             =====================

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line7)

                                 ATTACHMENT 4
                                 ------------

          MONTHLY SUMMARY OF BANK ACTIVITY - ACCOUNTS PAYABLE ACCOUNT
          -----------------------------------------------------------

Name of Debtor:               Friedman's Inc.    Case Number:         05-40129

Reporting Period beginning   January 14, 2005     and ending  January 29, 2005

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.


==============================================================================================================================
                                                             Friedman's Inc
                                             Accounts Payable Disbursement-Acct # 3299831844
                                                           GL Acct # 5999.1018
                                                              January 2005

Beginning G/L Balance                (8,916,956.94)              Ending Bank Balance                                 22,360.60


Funding account transfers                639,500.46              OS checks                                       (1,679,970.87)

Checks issued/voided period 5
              Advertising Total         (11,645.08)
                 Attorney Total         (23,218.00)
                  Benefit Total         (86,120.73)
        Credit/Collection Total         (11,310.25)
                  Frieght Total        (110,983.67)
                 Interest Total             (61.25)
            Miscellaneous Total         (79,664.31)
                    Merch Total                0.00
       Other Professional Total         (39,343.00)
         Customer refunds Total        (194,298.54)
                     Rent Total                0.00
           Jewelry Repair Total        (542,893.23)
                      Tax Total        (386,961.08)
                   Travel Total         (13,581.40)
                  Utility Total         (50,187.34)
              Advertising Total          741,625.80
                 Attorney Total           34,725.08
                  Benefit Total              841.69
        Credit/Collection Total           58,694.27              Cleared checks to be returned-Stop pays in place
                  Frieght Total          127,276.42                                               599653                  65.00
                 Interest Total           15,141.55                                               599654                  65.00
                    Legal Total            9,450.31
            Miscellaneous Total          104,512.41
                    Merch Total        6,619,881.02
       Other Professional Total            3,600.00
         Customer refunds Total          137,264.38
                     Rent Total          167,030.40
           Jewelry Repair Total           67,579.40
                      Tax Total           13,218.64
                   Travel Total            9,747.43
                  Utility Total          120,243.37

                                                                                                         -----------------------
Ending G/L Balance                   (1,596,892.19)              Ending Bank Balance                             (1,657,480.27)
                                --------------------                                                     =======================

Check errors-cleared checks voided
                600063 12/21/04            (636.00)
                600506 12/21/04             (78.57)
                601334 12/23/04            (105.80)
                602959 12/30/04            (323.99)
                603183 12/30/04            (320.99)
                604207 12/30/04         (55,794.23)
                604315 01/03/05            (100.00)
                605885 01/05/05            (212.00)
                606153 01/07/05            (710.50)
                606167 01/07/05            (795.00)
                606255 01/07/05            (393.00)
                606291 01/07/05            (222.00)
                606295 01/07/05            (427.00)
                607201 01/11/05             (55.00)
                607390 01/11/05            (414.00)


                                --------------------
                                     (1,657,480.27)
                                ====================

================================================================================================================================

** If Closing Balance is negative, provide explanation
    The closing balance is negative because the account is a controlled disbursement account, therefore it is funded on an "as needed" basis each day.

The following disbursements were paid in Cash (do not include items reported as
Petty Cash on Attachment 4D [ ] Check here if cash disbursements were authorized by United States Trustee)
                                                                                                               Reason for
             Date               Amount                      Payee          Purpose                            Disbursement
             ----               ------                      -----          -------                            ------------

None

                TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
"Total Amount of Outstanding Checks and other debits" listed above, includes:

Not applicable - there were no transfers out of this account during the period.

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line7)

                                 ATTACHMENT 4
                                 ------------

              MONTHLY SUMMARY OF BANK ACTIVITY - PAYROLL ACCOUNT
              --------------------------------------------------

Name of Debtor:              Friedman's Inc.   Case Number:          05-40129

Reporting Period beginning   January 14, 2005   and ending   January 29, 2005

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.



===============================================================================================================================
                                                 Friedman's Inc
                                  Payroll Cash Account- Acct # 3299831836
                                            GL Acct # 5999.1011
                                                January 2005

Beginning G/L Balance                   (19,701.16)                      Ending Bank Balance                        237,125.49
Activity through Jan 29, 2005                                            CURRENT O/S CHECKS                         (61,876.92)
Check funding                          4,924,876.31                      ADP Refunds for Cks Escheated                2,177.98

W/T - J75 - PPE 01/15/05, PD 01/28/05                                    3HB taxes in transit                      (221,211.16)
                Total Pay Debits     (2,358,234.06) P/R disbursement     Wage garnishments
                 Direct Deposits       (549,332.78) P/R disbursement        in transit                               (1,693.52)
               Wage Garnishments        (15,096.02) P/R disbursement
                           Taxes     (1,338,399.43) P/R disbursement     Direct deposit in transit
         Manual check run totals        (13,115.61) P/R disbursement                                                  1,015.54
                 Check reversals          2,231.87  P/R disbursement
                                                                         ADP check reversals transit
W/T - 3HB - PPE 01/15/05, PD 01/28/05                                                        11/19/04                    2.53
                                                                                             11/19/04                  281.89
                Total Pay Debits       (245,331.11) P/R disbursement                         12/03/04                  246.24
                 Direct Deposits       (212,367.77) P/R disbursement                         12/03/04                 (281.89)
               Wage Garnishments         (1,693.52) P/R disbursement
                           Taxes       (221,211.16) P/R disbursement
         Manual check run totals             -
                 Check reversals          1,129.01  P/R disbursement

Direct Deposit reversal                   1,015.54  Misc deposit

ADP Refunds for Cks Escheated             2,177.98  Misc deposit

ADP Tax Adjustment                          (16.09) Misc deposit
                                 -------------------
                                        (43,068.00)
Ending G/L Balance               -------------------
Reconciling items:
Checks cleared in Sept, not recorded in GL
                           50934           (518.11)
Tax adjustments
      75 PE 11/20/04 PD 12/03/04             (0.06)
      75 PE 12/31/04 PD 12/31/04             (8.74)
      75 PE 12/31/04 PD 12/31/04             (0.63)
      75 PE 01/15/05 PD 01/28/05             (8.55)
Jan variances
Reclass payready ach's debited from
this account; shb 5999.1016
                        01/18/05           (128.26)
                        01/18/05            (93.68)
                        01/20/05           (790.90)
Check reversal pertaining to 0205
already rec'd credit to bank
                        20129610            403.11
                                 -------------------                                                  -------------------------
Reconciled balance                      (44,213.82)                                                                (44,213.82)
                                 ===================                                                  =========================

===============================================================================================================================

**  If Closing Balance is negative, provide explanation
    The closing balance is negative because the account is a controlled disbursement account, therefore it is funded on an "as needed" basis each day.

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D ([ ] Check here if cash disbursements were authorized by United States Trustee)


                                                                                                             Reason for
              Date               Amount             Payee                Purpose                            Disbursement
              ----               ------             -----                -------                            ------------
None


TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
"Total Amount of Outstanding Checks and other debits" listed above, includes:

Not applicable - there were no transfers out of this account during the period.

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line7)

                                 ATTACHMENT 4
                                 ------------

          MONTHLY SUMMARY OF BANK ACTIVITY - HEALTH INSURANCE ACCOUNT
          ------------------------------------------------------------

Name of Debtor:                  Friedman's Inc.  Case Number:       05-40129

Reporting Period beginning   January 14, 2005      and ending January 29, 2005

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

===========================================================================================================================
                                                     Friedman's Inc.
                              Group Health Insurance Disbursement Account-Acct # 3268596048
                                                   GL Acct # 5999.1013
                                                       January 2005
Beg G/L Balance                         32,104.38                         Ending Bank Balance                    62,149.27
 (1/14/05)
                                                                          Outstanding checks                    (97,329.00)

Health insurance
checks   issued                       (65,778.01)
                         -------------------------                                                -------------------------
Ending G/L Balance                    (33,673.63)                         Ending Bank Balance                  (35,179.73)
                         -------------------------                                                =========================

Manual check 20956                     (1,394.00)
01/27/05
Check variances 20837                       0.40
Returned checks fees from Check Care
                   20576                  (37.50)
                   20470                  (37.50)
                   20473                  (37.50)
                         -------------------------
Reconciled balance                    (35,179.73)
                         =========================

===========================================================================================================================

** If Closing Balance is negative, provide explanation
    The closing balance is negative because the account is a controlled disbursement account, therefore it is funded on an "as needed" basis each day.

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D ([ ] Check here if cash disbursements were authorized by United States Trustee)


                                                                                                         Reason for
          Date           Amount                            Payee          Purpose                       Disbursement
          ----           ------                            -----          -------                       ------------

None




                TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits" listed above, includes:

Not applicable - there were no transfers out of this account during the period.

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line7)

                                 ATTACHMENT 4
                                 ------------

        MONTHLY SUMMARY OF BANK ACTIVITY - SALES TAX FIDUCIARY ACCOUNT
       ---------------------------------------------------------------

Name of Debtor:              Friedman's Inc.  Case Number:         05-40129

Reporting Period beginning  January 14, 2005   and ending  January 29, 2005

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.


===============================================================================================================================
                                                          Friedman's Inc
                                              Sales Tax Fiduciary Acct-003268596048
                                                       GL Acct # 5999.1021
                                                           January 2005

Beginning G/L Balance                    3,052.54                        Ending Bank Balance                              0.00

Activity through Jan 29, 2005
Funding from Master Dis              1,864,875.67

Sales Tax EFT's
GAFI Tax Liab for                  (1,032,973.31)
OK Tax Liab for 12                    (85,000.00)
WV use tax liab fo                       (274.09)
WV tax Liab for 12                   (110,288.78)
NC est for 1/05 du                    (31,783.45)
VA Tax liab for 12                   (563,626.62)
Ohio Tax Liab for                     (50,345.58)

Sales Tax Returned
OH Eft 11/26/04 returned                 6,691.03
11/29/04
                                ------------------                                                      -----------------------
Ending G/L Balance                         327.41                        Ending Bank Balance                              0.00
                                ------------------                                                      =======================

Reconciling items:
Deposit ticket order                      (53.00)
EFT debited from acct 2x-                (274.09)
01/20/05 and 01/25/05 WV use
tax liab fo                                 -0.32
unlocated                       ------------------
                                           (0.00)
                                ==================                                                                           -

===============================================================================================================================

** If Closing Balance is negative, provide explanation

Not applicable

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D ([ ] Check here if cash disbursements were authorized by United States Trustee)


                                                                                                                  Reason for
             Date               Amount                    Payee          Purpose                                 Disbursement
             ----               ------                    -----          ------                                  ------------

None



                TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits" listed above, includes:

Not applicable - there were no transfers out of this account during the period.

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line7)

                                 ATTACHMENT 4

                         MONTHLY SUMMARY OF STORE CASH


Name of Debtor:               Friedman's Inc.     Case Number:        05-40129

Reporting Period beginning   January 14, 2005    and ending   January 29, 2005

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.


==========================================================================================================================
                                                     Register Summary
                                                                          Cash
                 Store                  Number of          Number of       Per
                 Count               Registers/Store       Registers    Register                         Store Cash


                      610                   2                    1,220   $200.00                              $244,000.00
                       34                   3                      102   $200.00                               $20,400.00
                        3                   4                       12   $200.00                                $2,400.00
                                                         --------------                             ----------------------
                                                             1,334                                            $266,800.00
                                                         ==============                             ======================

                                                   Register Rollforward

              Number of registers at beginning of period                                                            1,334
              Additions                                                                                                 0
              Reductions                                                                                                0
                                                                                                    ----------------------
              Number of registers at end of period                                                                  1,334
                                                                                                    ======================

==========================================================================================================================

** If Closing Balance is negative, provide explanation

Not applicable

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D ([ ] Check here if cash disbursements were authorized by United States Trustee)

                                                                Reason for
    Date      Amount       Payee  Purpose                      Disbursement

As is typical for retailers, the debtor uses the store petty cash fund to make change for purchases and to issue cash refunds in certain circumstances. It is not practicable to list out each such individual disbursement in this section.




                 TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
"Total Amount of Outstanding Checks and other debits" listed above, includes:

Not applicable - there were no transfers out of this account during the period.

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line7)

                                 ATTACHMENT 4

        MONTHLY SUMMARY OF BANK ACTIVITY - HOME OFFICE EXPENSE ACCOUNT

Name of Debtor:              Friedman's Inc.   Case Number:          05-40129

Reporting Period beginning  January 14, 2005    and ending   January 29, 2005

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.


===========================================================================================================================
                                                 Friedman's Inc.
                                  HO Expense Account-Acct # 0001500518236
                                              GL Acct # 5999.1030
                                                   January 2005

Beg G/L Bal          6,000.00                                   Ending Bank Balance                            4,275.07


True up acct
   5999.5552
                                                                PC reimbursement in Transit
                                                                PK   610949     02/07/05
                                                                12/04PETTYCASH                                    1,442.41

                                                                PK   610949     02/07/05
                                                                1/05PETTYCASH                                       176.75
                                                                                                     ----------------------
End G/L Bal          6,000.00             Ending Balance                                                          5,894.23
                                                                                                     ======================
True up acct
      5999.5552      (105.77)

                --------------
Reconciled           5,894.23
                ==============

===========================================================================================================================

** If Closing Balance is negative, provide explanation

Not applicable.

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D ([ ] Check here if cash disbursements were authorized by United States Trustee)

     Date

None




                TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits" listed above, includes:

Not applicable - there were no transfers out of this account during the period.

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7)

                                 ATTACHMENT 4

           MONTHLY SUMMARY OF BANK ACTIVITY - CITI OPERATING ACCOUNT

Name of Debtor:             Friedman's Inc.   Case Number:            05-40129

Reporting Period beginning  January 14, 2005  and ending      January 29, 2005

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.


===========================================================================================================================
                                              Friedman's Inc.
                                  Citi Operating Account-Acct # 36852248
                                                Citibank
                                          GL Acct # 5999.1003
                                               January 2005

 GL Balance                         0                           Ending Bank Balance                                      0


                          ------------                                                               ----------------------
Reconciled                          0                                                                                    0
                          ============                                                               ======================

===========================================================================================================================

** If Closing Balance is negative, provide explanation

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D ([ ] Check here if cash disbursements were authorized by United States Trustee)

    Date

None


                    TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
"Total Amount of Outstanding Checks and other debits" listed above, includes:

Not applicable - there were no transfers out of this account during the period.

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7)

                                 ATTACHMENT 4
                                 ------------

         MONTHLY SUMMARY OF BANK ACTIVITY - STANDSTILL ESCROW ACCOUNT
         ------------------------------------------------------------

Name of Debtor:             Friedman's Inc.     Case Number:         05-40129

Reporting Period beginning  January 14, 2005    and ending   January 29, 2005

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by The United States Trustee


=======================================================================================================================

                                                   Friedman's Inc.
                                      Vendor Escrow Account-Acct # 2000026166544
                                                 GL Acct # 5999.1050
                                                     January 2005

Beginning G/L Balance                 573,515.08                     Ending Bank Balance                   573,515.08


                        -------------------------                                              ------------------------
Ending G/L Balance                    573,515.08                     Ending Balance                         573,515.08
                        =========================                                              ========================

=======================================================================================================================

** If Closing Balance is negative, provide explanation

Not applicable

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D ([ ] Check here if cash disbursements were authorized United States Trustee)

         Date

None



                TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
"Total Amount of Outstanding Checks and other debits" listed above, includes:

Not applicable - there were no transfers out of this account during the period.


(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7)

                                 ATTACHMENT 4

            MONTHLY SUMMARY OF BANK ACTIVITY - FJ FIDUCIARY ACCOUNT

Name of Debtor:             Friedman's Inc.   Case Number:           05-40129

Reporting Period beginning  January 14, 2005  and ending     January 29, 2005

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

===========================================================================================================================

                                                      Friedman's Inc
                                          FJ Fiduciary Account- Acct # 13285489
                                                   GL Acct # 5999.1061
                                                    December 2004 (a)

Ending GL  Balance                                 18,716.69      Ending Bank Balance                            18,716.69


                                   --------------------------                     -----------------------------------------
Reconciled balance                                 18,716.69                                                     18,716.69
                                   ==========================                     =========================================

(a) January reconciliation pending receipt of bank statement (lost in mail).

===========================================================================================================================

** If Closing Balance is negative, provide explanation

Not applicable

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D (? Check here if cash disbursements were authorized by United States Trustee)

               Date
               ----
None

                TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
"Total Amount of Outstanding Checks and other debits" listed above, includes:

Not applicable - there were no transfers out of this account during the period.

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7)

                                 ATTACHMENT 5
                                 ------------

                    CHECK REGISTER - CONCENTRATION ACCOUNT
                    --------------------------------------

        Name of Debtor:       Friedman's Inc.    Case Number:   05-40129

Reporting Period beginning   January 14, 2005    and ending    January 29, 2005





Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

                                    Check
              Date                 Number            Payee                     Purpose               Amount
              ----                 ------            -----                     -------               ------
            various              N/A         Bank of America               service charges               (67,503.18)


                                                                                              -----------------------
                                                                                                         (67,503.18)
                                                                                              =======================

                                 ATTACHMENT 5
                                 ------------

                 CHECK REGISTER - MASTER DISBURSEMENT ACCOUNT
                 --------------------------------------------

        Name of Debtor:       Friedman's Inc.   Case Number:   05-40129

Reporting Period beginning   January 14, 2005   and ending    January 29, 2005





Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Due to the volume of data, the Debtors have omitted the information required under this attachment. However, such information will be provided upon request to either the United States Trustee or other interested person.

                                 ATTACHMENT 5
                                 ------------

                   CHECK REGISTER - ACCOUNTS PAYABLE ACCOUNT
                   -----------------------------------------

Name of Debtor:              Friedman's Inc.    Case Number:          05-40129

Reporting Period beginning  January 14, 2005    and ending    January 29, 2005




Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Due to the volume of data, the Debtors have omitted the information required under this attachment. However, such information will be provided upon request to either the United States Trustee or other interested person.

                                 ATTACHMENT 5
                                 ------------

                       CHECK REGISTER - PAYROLL ACCOUNT
                       --------------------------------

Name of Debtor:            Friedman's Inc.      Case Number:          05-40129

Reporting Period beginning    January 14, 2005  and ending    January 29, 2005




Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.


                                                               Friedman's         Friedman's
                                                                  Inc.            Management            Total
                                                                  ---             ----------            -----

Pay Date:         January 28, 2005

              ADP Checks           (see ADP summary)              2,358,234.06        245,331.11         2,603,565.17
              Direct deposits      (see ADP summary)                549,332.78        212,367.77           761,700.55
              Garnishments         (see ADP summary)                 15,096.02          1,693.52            16,789.54
              Federal inc tax      (see ADP summary)                482,641.43        106,561.05           589,202.48
              EIC advances         (see ADP summary)                  (149.52)              0.00             (149.52)
              Soc Sec EE           (see ADP summary)                242,938.66         35,805.52           278,744.18
              Soc Sec ER           (see ADP summary)                242,938.62         35,805.52           278,744.14
              Medicare EE          (see ADP summary)                 56,816.07          9,116.58            65,932.65
              Medicare ER          (see ADP summary)                 56,816.29          9,116.55            65,932.84
              FUTA                 (see ADP summary)                 30,466.38          3,643.07            34,109.45
              SIT                  (see ADP summary)                140,896.53         11,945.89           152,842.42
              SUTA                 (see ADP summary)                 79,201.03          9,216.98            88,418.01
              Local Inc Tax        (see ADP summary)                  5,833.94              0.00             5,833.94
              Adj/Prepay/Void      (see ADP summary)                 10,883.74        (1,129.01)             9,754.73

                                                           -----------------------------------------------------------
                                                                  4,271,946.03        679,474.55         4,951,420.58





                                                                                                 ---------------------
              Total all pay periods during the month                                                     4,951,420.58
                                                                                                 =====================

                                 ATTACHMENT 5
                                 ------------

                   CHECK REGISTER - HEALTH INSURANCE ACCOUNT
                   -----------------------------------------

Name of Debtor:             Friedman's Inc.     Case Number:       05-40129

Reporting Period beginning January 14, 2005     and ending       38,381.00





Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

    Date          Check Number              Payee                              Purpose                Amount
    ----          ------------              -----                              -------                ------
     01/21/05                14607 void                                  void-other                           (327.50)
     01/24/05                15329 void                                  void-other                             (6.00)
     01/24/05                15505 void                                  void-other                           (560.00)
     01/24/05                18357 void                                  void-other                           (903.94)
     01/27/05                20953 Coresource                            Benefits                             2,775.37
     01/27/05                20954 Caremark                              Benefits                            32,640.19
     01/24/05                20955 Caremark                              Benefits                            32,159.89

                                                                                             --------------------------
                                                                                                             65,778.01
                                                                                             ==========================

                                 ATTACHMENT 5
                                 ------------

                      CHECK REGISTER - SALES TAX ACCOUNT
                      ----------------------------------

Name of Debtor:              Friedman's Inc.    Case Number:         05-40129

Reporting Period beginning  January 14, 2005    and ending   January 29, 2005





Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

    Date          Check Number              Payee                              Purpose                 Amount
    ----          ------------              -----                              -------                 ------
       18-Jan wire                 State of Georgia                     sales tax payment              (1,032,973.31)
       25-Jan wire                 State of Oklahoma                    sales tax payment                 (85,000.00)
       25-Jan wire                 State of W. Virginia                 sales tax payment                    (274.09)
       25-Jan wire                 State of W. Virginia                 sales tax payment                (110,288.78)
       24-Jan wire                 State of N. Carolina                 sales tax payment                 (31,783.45)
       24-Jan wire                 State of Virginia                    sales tax payment                (563,626.62)
       25-Jan wire                 State of Ohio                        sales tax payment                 (50,345.58)
       21-Jan wire                 N/A                                  returned EFT                         6,691.03
                                                                                               ----------------------
                                                                                                       (1,867,600.80)
                                                                                               ======================

                                 ATTACHMENT 5
                                 ------------

                 CHECK REGISTER - HOME OFFICE EXPENSE ACCOUNT
                 --------------------------------------------

Name of Debtor:               Friedman's Inc.   Case Number:          05-40129

Reporting Period beginning   January 14, 2005   and ending    January 29, 2005




Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.


    Date          Check Number         Payee          Purpose       Amount
    ----          ------------         -----          -------       ------
None

                                 ATTACHMENT 5
                                 ------------

               CHECK REGISTER - OPERATING (CITI) ACCOUNT
               -----------------------------------------

Name of Debtor:               Friedman's Inc.   Case Number:          05-40129

Reporting Period beginning   January 14, 2005   and ending    January 29, 2005



Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.


    Date          Check Number       Payee      Purpose       Amount
    ----          ------------       -----      -------       ------
None

                                 ATTACHMENT 5
                                 ------------

                  CHECK REGISTER - STANDSTILL ESCROW ACCOUNT
                  ------------------------------------------

Name of Debtor:              Friedman's Inc.   Case Number:          05-40129

Reporting Period beginning  January 14, 2005   and ending    January 29, 2005



Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

    Date        Check Number       Payee      Purpose       Amount
    ----        ------------       -----      -------       ------
None

                                 ATTACHMENT 5
                                 ------------

                     CHECK REGISTER - FJ FIDUCIARY ACCOUNT
                     -------------------------------------

Name of Debtor:               Friedman's Inc.   Case Number:          05-40129

Reporting Period beginning   January 14, 2005   and ending    January 29, 2005



Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.


    Date        Check Number       Payee      Purpose       Amount
    ----        ------------       -----      -------       ------

None


                                                  ATTACHMENT 6
                                                  ------------

                                              MONTHLY TAX REPORT
                                              ------------------

Name of Debtor:             Friedman's Inc., et al.  Case Number:     05-40129

Reporting Period beginning      January 14, 2005    and ending January 29, 2005


                                                TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State Worker's compensation, etc.

Name of                              Date Payment                                                     Date Last Tax
Taxing Authority                         Due    Description                         Amount            Return Filed
----------------                         ---    -----------                         ------            ------------

Internal Revenue Service              1/31/2005 Federal W/H                               482,491.71            1/31/2005
Internal Revenue Service              1/31/2005 ER-FICA                                   299,754.91            1/31/2005
Internal Revenue Service              1/31/2005 EE-FICA                                   299,754.73            1/31/2005
Internal Revenue Service              4/29/2005 Federal Unemployment                       59,616.74            1/31/2005
Georgia Dept. of Labor                4/29/2005 Unemployment                               39,879.49            1/31/2005
Georgia DOR                            2/1/2005 Withholding                                36,675.42            1/31/2005
North Carolina DOR                     2/1/2005 Withholding                                19,772.00            1/31/2005
Alabama DOR                           2/28/2005 Withholding                                16,308.29            1/31/2005
Texas Workforce Commission            4/29/2005 Unemployment                               15,479.63            1/31/2005
South Carolina DOR                    1/31/2005 Withholding                                14,079.99            1/31/2005
Virginia Dept of Rev                  1/31/2005 Withholding                                12,958.10            1/31/2005
North Carolina Dept. of Labor         4/29/2005 Unemployment                               12,697.58            1/31/2005
Virginia Employment Commission        4/29/2005 Unemployment                               12,207.90            1/31/2005
Kentucky DOR                          2/10/2005 Withholding                                12,051.66            1/31/2005
Kentucky Dept. of Labor               4/29/2005 Unemployment                               10,346.01            1/31/2005
Indiana DOR                           2/20/2005 Withholding                                10,052.81            1/31/2005
Arkansas DOR                          2/15/2005 Withholding                                 9,694.05            1/31/2005
Alabama Unemployment                  4/29/2005 Unemployment                                8,653.24            1/31/2005
Compensation Agency
Mississippi DOR                       2/15/2005 Withholding                                 8,404.58            1/31/2005
Tennessee Dept. of Labor              4/29/2005 Unemployment                                8,367.95            1/31/2005
West Virginia Dept of Revenue         2/28/2005 Withholding                                 7,922.00            1/31/2005
South Carolina Employment             4/29/2005 Unemployment                                7,540.75            1/31/2005
Security Commission
Oklahoma DOR                          2/15/2005 Withholding                                 7,342.00            1/31/2005
Indiana Dept of Workforce             4/29/2005 Unemployment                                7,023.19            1/31/2005
Development
Mississippi Dept. of Labor            4/29/2005 Unemployment                                6,886.80            1/31/2005
Arkansas Dept. of Labor               4/29/2005 Unemployment                                6,635.97            1/31/2005
Louisiana DOR                         2/15/2005 Withholding                                 5,808.22            1/31/2005
West Virginia Dept of Revenue         4/29/2005 Unemployment                                5,689.00            1/31/2005
Louisiana Dept. of Labor              4/29/2005 Unemployment                                5,186.33            1/31/2005
Maryland Dept. of Labor               4/29/2005 Unemployment                                4,001.16            1/31/2005
Maryland DOR                           2/2/2005 Withholding                                 3,391.53            1/31/2005
Ohio DOR                              2/15/2005 Withholding                                 2,670.61            1/31/2005
Indiana DOR                           2/20/2005 Withholding                                 2,563.51            1/31/2005
Oklahoma Dept. of Labor               4/29/2005 Unemployment                                1,623.44            1/31/2005
Ohio Dept of Job and Family           4/29/2005 Unemployment                                1,211.87            1/31/2005
Services
Delaware DOR                          2/15/2005 Withholding                                   922.24            1/31/2005
County of Jefferson                   2/20/2005 Withholding                                   735.69            1/31/2005
Illinois DOR                          2/10/2005 Withholding                                   618.58            1/31/2005
Illinois Dept. of Employment          4/29/2005 Unemployment                                  469.44            1/31/2005
Security
City of Richmond                      4/29/2005 Withholding                                   462.12            1/31/2005
County-Lexington/Fayette Urban        4/29/2005 Withholding                                   439.72            1/31/2005
City of Pikeville                     4/29/2005 Withholding                                   344.59            1/31/2005
City of Bowling Green                 4/29/2005 Withholding                                   284.11            1/31/2005
City of Middlesboro                   4/29/2005 Withholding                                   280.69            1/31/2005
City of Huber Heights                 2/15/2005 Withholding                                   277.39            1/31/2005
Village of New Boston                 4/29/2005 Withholding                                   276.69            1/31/2005
City of Birmingham                    2/28/2005 Withholding                                   260.67            1/31/2005
City of Owensboro                     2/15/2005 Withholding                                   241.80            1/31/2005
City of Ashland                       4/29/2005 Withholding                                   229.97            1/31/2005
City of Prestonsburg                  4/29/2005 Withholding                                   227.03            1/31/2005
City of Gadsden                       2/28/2005 Withholding                                   218.70            1/31/2005
City of Frankfort                     4/29/2005 Withholding                                   183.33            1/31/2005
City of Hamilton                      2/15/2005 Withholding                                   182.49            1/31/2005
Missouri DOR                          2/15/2005 Withholding                                   171.00            1/31/2005
City of Elizabethtown                 4/29/2005 Withholding                                   166.11            1/31/2005
County of Montgomery                  4/29/2005 Withholding                                   166.02            1/31/2005
City of Russellville                  4/29/2005 Withholding                                   164.27            1/31/2005
City of Glasgow                       4/29/2005 Withholding                                   160.51            1/31/2005
City of Maysville                     4/29/2005 Withholding                                   155.93            1/31/2005
City of Georgetown                    4/29/2005 Withholding                                   154.70            1/31/2005
County of Scott                       4/29/2005 Withholding                                   154.70            1/31/2005
County of Pulaski                     4/29/2005 Withholding                                   146.88            1/31/2005
City of Winchester                    4/29/2005 Withholding                                   145.65            1/31/2005
City of Nicholasville                 4/29/2005 Withholding                                   142.12            1/31/2005
City of Mayfield                      4/29/2005 Withholding                                   142.09            1/31/2005
City of Mount Vernon                  4/29/2005 Withholding                                   131.97            1/31/2005
City of Troy                          2/28/2005 Withholding                                   124.27            1/31/2005
County of Jefferson                   2/28/2005 Withholding                                   122.66            1/31/2005
County of Breathitt                   4/29/2005 Withholding                                   122.52            1/31/2005
City of Madisonville                  4/29/2005 Withholding                                   118.73            1/31/2005
City of Hopkinsville                  2/28/2005 Withholding                                   115.67            1/31/2005
County of Woodford                    4/29/2005 Withholding                                   115.24            1/31/2005
Connecticut DOR                       1/31/2005 Withholding                                   105.96            1/31/2005
Pennsylvania DOR                      2/15/2005 Withholding                                   105.85            1/31/2005
City of Danville                      4/29/2005 Withholding                                    99.58            1/31/2005
City of Washington Court House        4/29/2005 Withholding                                    98.48            1/31/2005
County of Fayette-Public Schools      4/29/2005 Withholding                                    97.70            1/31/2005
Connecticut Department of Labor       4/29/2005 Unemployment                                   96.92            1/31/2005
County of Laurel                      4/29/2005 Withholding                                    95.27            1/31/2005
County of Taylor Occupational         4/29/2005 Withholding                                    95.16            1/31/2005
License
County of Jessamine                   4/29/2005 Withholding                                    94.74            1/31/2005
City of Urbana                        4/29/2005 Withholding                                    91.36            1/31/2005
City of Wilmington                    4/29/2005 Withholding                                    89.40            1/31/2005
City of Auburn                        4/29/2005 Withholding                                    83.60            1/31/2005
City of Franklin                      4/29/2005 Withholding                                    83.28            1/31/2005
City of Shepherdsville                4/29/2005 Withholding                                    81.06            1/31/2005
Delaware Dept. of Labor               4/29/2005 Unemployment                                   80.42            1/31/2005
City of Versailles                    4/29/2005 Withholding                                    76.81            1/31/2005
County of Warren                      4/29/2005 Withholding                                    68.14            1/31/2005
City of Nelson-Occup License          4/29/2005 Withholding                                    62.09            1/31/2005
Admin
County of Logan                       2/28/2005 Withholding                                    61.59            1/31/2005
County of Bourbon                     2/15/2005 Withholding                                    59.35            1/31/2005
County of Kenton                      4/29/2005 Withholding                                    12.01            1/31/2005
Baldwin County S & U Tax Dept         2/21/2005 Sales and Use Tax                           1,022.12            1/27/2005
City of Auburn, AL                    2/21/2005 Sales and Use Tax                             921.19            1/27/2005
City of Birmingham, AL                2/21/2005 Sales and Use Tax                           2,272.32            1/27/2005
City of Fort Payne, AL                2/21/2005 Sales and Use Tax                           1,665.43            1/27/2005
City of Huntsville, AL                2/21/2005 Sales and Use Tax                           4,371.17            1/27/2005
City of Madison, AL                   2/21/2005 Sales and Use Tax                             551.40            1/27/2005
City of Montgomery, AL                2/21/2005 Sales and Use Tax                           1,610.69            1/27/2005
City of Northport, AL                 2/21/2005 Sales and Use Tax                             362.68            1/27/2005
City of Oneonta, AL                   2/21/2005 Sales and Use Tax                             396.75            1/27/2005
City of Pell City, AL                 2/21/2005 Sales and Use Tax                           1,506.74            1/27/2005
City of Prattville, AL                2/21/2005 Sales and Use Tax                           1,215.64            1/27/2005
City of Tuscaloosa, AL                2/21/2005 Sales and Use Tax                             700.22            1/27/2005
Cullman County AL S & U Tax           2/21/2005 Sales and Use Tax                           1,896.89            1/27/2005
Dekalb Cty AL Revenue                 2/21/2005 Sales and Use Tax                             553.14            1/27/2005
Commissioner
Jefferson Co AL Dept of Revenue       2/21/2005 Sales and Use Tax                           1,500.93            1/27/2005
Montgomery County, AL                 2/21/2005 Sales and Use Tax                           1,149.29            1/27/2005
Shelby County AL                      2/21/2005 Sales and Use Tax                             604.20            1/27/2005
St Clair County AL                    2/21/2005 Sales and Use Tax                             369.22            1/27/2005
Madison County AL Tax Collector       2/21/2005 Sales and Use Tax                             954.72            1/27/2005
Tuscaloosa Co AL Sales & Use Tax      2/21/2005 Sales and Use Tax                           1,062.24            1/27/2005
Walker Co AL                          2/21/2005 Sales and Use Tax                             901.92            1/27/2005
AL Tax Trust Account-S&U Tax          2/21/2005 Sales and Use Tax                          18,908.21            1/27/2005
Division
Alabama Department of Revenue         2/21/2005 Sales and Use Tax                           5,739.40            1/14/2005
Ascension Parish LA                   2/21/2005 Sales and Use Tax                             816.66            1/27/2005
Bossier City Parish LA                2/21/2005 Sales and Use Tax                           2,553.15            1/27/2005
Caddo/Shreveport LA S&U Tax           2/21/2005 Sales and Use Tax                           2,441.72            1/27/2005
Calcasieu Parish LA S&U Tax           2/21/2005 Sales and Use Tax                           1,311.46            1/27/2005
City of & Parish of Baton Rouge       2/21/2005 Sales and Use Tax                           5,167.00            1/27/2005
LA
City of Natchitoches, LA              2/21/2005 Sales and Use Tax                           1,258.37            1/27/2005
City of New Orleans, LA               2/21/2005 Sales and Use Tax                             447.00            1/27/2005
Iberia Parish LA                      2/21/2005 Sales and Use Tax                           1,514.91            1/27/2005
Jefferson Davis Parish LA             2/21/2005 Sales and Use Tax                           1,605.78            1/27/2005
Lafayette Parish LA                   2/21/2005 Sales and Use Tax                           2,571.99            1/27/2005
LaFourche Parish LA                   2/21/2005 Sales and Use Tax                           1,660.09            1/27/2005
Lincoln Parish LA                     2/21/2005 Sales and Use Tax                           1,171.04            1/27/2005
Livingston Parish LA                  2/21/2005 Sales and Use Tax                           1,236.69            1/27/2005
Parish of Rapides LA                  2/21/2005 Sales and Use Tax                           1,547.27            1/27/2005
Parish of St Mary LA                  2/21/2005 Sales and Use Tax                             753.00            1/27/2005
Parish of St Tammany                  2/21/2005 Sales and Use Tax                           1,617.48            1/27/2005
Jefferson Parish LA (Sheriff          2/21/2005 Sales and Use Tax                           2,243.36            1/27/2005
Harry Lee)
St Landry Parish LA                   2/21/2005 Sales and Use Tax                           1,156.43            1/27/2005
Tangipahoa Parish LA                  2/21/2005 Sales and Use Tax                           1,995.69            1/27/2005
Monroe LA Tax & Rev Dept              2/21/2005 Sales and Use Tax                           2,920.00            1/27/2005
Terrebonne Parish LA S&U Tax          2/21/2005 Sales and Use Tax                           2,273.37            1/27/2005
Vermilion Parish LA S&U Tax           2/21/2005 Sales and Use Tax                             477.56            1/27/2005
Vernon Parish LA S&U Tax              2/21/2005 Sales and Use Tax                           1,423.92            1/27/2005
Kentucky State Treasurer              2/21/2005 Sales and Use Tax                          71,284.39            1/14/2005
Missouri Department of Revenue        2/21/2005 Sales and Use Tax                           1,234.14            1/27/2005
Oklahoma Tax Commission               2/21/2005 Use Tax                                       288.44            1/21/2005
South Carolina Department of          2/21/2005 Sales and Use Tax                               0.00            1/14/2005
Revenue
Mississippi Tax Commission            2/21/2005 Sales and Use Tax                          37,924.00            1/14/2005
City of Panama City, FL               2/21/2005 Sales and Use Tax                             268.05            1/27/2005
Louisiana Department of Revenue       2/21/2005 Sales and Use Tax                             148.00            1/14/2005
& Tax
Arkansas Department of Revenue        2/21/2005 Sales and Use Tax                           9,659.00            1/14/2005
Delaware Division of Revenue          2/21/2005 Gross Receipts Tax                              0.00            1/14/2005
Florida Department of Revenue         2/22/2005 Documentary Stamps                          5,864.60            1/14/2005
Florida Department of Revenue         2/22/2005 Sales and Use Tax                               0.00            1/14/2005
Georgia Department of Revenue         2/22/2005 Sales and Use Tax                           5,503.25            1/24/2005
Georgia Department of Revenue         2/22/2005 Use Tax                                     9,866.94            1/14/2005
Illinois Department of Revenue        2/22/2005 Sales and Use Tax                               0.00            1/14/2005
Indiana Department of Revenue         2/22/2005 Sales and Use Tax                               0.00            1/14/2005
State of Maryland                     2/22/2005 Sales and Use Tax                               0.00            1/14/2005
North Carolina Department of          2/10/2005 Sales and Use Tax                          38,193.14            1/25/2005
Revenue
Ohio Department of Revenue            2/22/2005 Sales and Use Tax                               0.00            1/21/2005
Tennessee Department of Revenue       2/22/2005 Sales and Use Tax                               0.00            1/14/2005
Texas Department of Revenue           2/22/2005 Sales and Use Tax                               0.00            1/14/2005
Virginia Department of Revenue        2/22/2005 Sales and Use Tax                               0.00            1/25/2005
West Virginia Department of           2/21/2005 Sales and Use Tax                               0.00            1/21/2005
Revenue
Internal Revenue Service              1/31/2005 Federal W/H                               106,561.05            1/31/2005
Internal Revenue Service              1/31/2005 EE-FICA                                    44,922.10            1/31/2005
Internal Revenue Service              1/31/2005 ER-FICA                                    44,922.07            1/31/2005
Florida DOR                           4/29/2005 Unemployment                               13,208.06            1/31/2005
Georgia DOR                            2/1/2005 Withholding                                11,945.89            1/31/2005
Internal Revenue Service              4/29/2005 Federal Unemployment                        7,507.66            1/31/2005
Georgia Dept. of Labor                4/29/2005 Unemployment                                6,070.93            1/31/2005

                                                                                        1,981,630.39

                                 ATTACHMENT 7

                   SUMMARY OF OFFICER OR OWNER COMPENSATION

                 SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor:             Friedman's Inc., et al. Case Number:     05-40129

Reporting Period beginning     January 14, 2005     and ending January 29, 2005

Report all forms of compensation received by or paid on behalf of the Officer or Owner during the month. Include car allowances, payments to retirement plans, loan repayments, payments of Officer/Owner's personal expenses, insurance premium payments, etc. Do not include reimbursement for business expenses Officer or Owner incurred and for which detailed receipts are maintained in the accounting records.


Name of Officer                                                  Payment                             Amount
or Owner                   Title                                 Description                          Paid
--------                   -----                                 -----------                          ----

Moore, Charles S           Chief Administrative Officer          Salary                                11,538.46
Maher, Kenneth             Chief Financial Officer               Salary                                11,538.46
Cusano, Samuel             Chief Executive Officer               Salary                                28,846.16
Cusano, Samuel             Chief Executive Officer               Relocation                               407.75
Moore, Charles S           Chief Administrative Officer          Relocation                               398.75

                                               PERSONNEL REPORT
                                                                                      Full Time       Part Time
                                                                                      ---------       ---------
Number of Employees at beginning of period                                                2,827            1,504
Number hired during the period                                                               54               56
Number terminated or resigned during period                                                (89)            (110)
                                                                                   ------------------------------
Number of employees on payroll at end of period                                           2,792            1,450
                                                                                   ==============================


                                        CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.  For the first report, attach a copy of the declaration sheet for each type of insurance.  For subsequent reports, attach a certificate of insurance for any policy in which a change occurs during the month (new carrier, increased policy limits, renewal, etc.)

Agent and/                                        Phone            Policy         Coverage      Expiration      Date Premium
or Carrier                                       Number            Number           Type           Date             Due
----------                                       ------            ------           ----           ----             ---

(Palmer & Cay) Fireman's Fund Insurance  912-231-6961         MZC80410069       General              9/1/2005        9/1/2004
Co.                                                                             Liability
                                                                                Policy
(Palmer & Cay) Fireman's Fund Insurance  912-231-6961         WZC80924901       Workers              9/1/2005        9/1/2004
                                                                                Compensation
                                                                                Policy
(Palmer & Cay) Fireman's Fund Insurance  912-231-6961         MZA80245532       Automobile           9/1/2005        9/1/2004
Co.                                                                             Policy
(Palmer & Cay) Fireman's Fund Insurance  888-347-3428         XYM86462652       Umbrella             9/1/2005        9/1/2004
Co.                                                                             Policy
(Palmer & Cay) Fireman's Fund Insurance  912-231-6961         MZI97704804       Property/Jewelers    9/1/2005        9/1/2004
Co.                                                                             Block Policy
(Palmer & Cay) U.S. Fire Insurance       912-231-6961         2450048859        Excess               9/1/2005        9/1/2004
Company                                                                         Property
(Palmer & Cay) Great American            912-231-6961         SAA5543947        Crime Policy        7/22/2005       7/22/2004
(Palmer & Cay) National Union Fire       912-231-6961         005581251         Employment          7/22/2005       7/22/2004
Insurance Co.                                                                   Practices
                                                                                Liability
(Palmer & Cay) National Union Fire       912-231-6961         05581253          Fiduciary           7/22/2005       7/22/2004
Insurance Co.                                                                   Liability
AIG South                                212-345-3716         005482471         D&O                 7/22/2005       7/22/2004
HCC Global Financial Products            212-345-3716         24-MGU-04-A4085   D&O                 7/22/2005       7/22/2004
AIG SPECIALTY Lines                      212-345-3716         005538983         D&O                 7/22/2005       7/22/2004
Ohio Bureau of Workers Compensation                           1165234-0         Workers             6/30/2005        7/1/2004
                                                                                Compensation
                                                                                Policy
West Virginia Workers Compensation Commission                 97000606          Workers             3/31/2005       4/30/2004
                                                                                Compensation
                                                                                Policy

The following lapse in insurance coverage occurred this month:

Policy         Date        Date
Type           Lapsed      Reinstated       Reason for Lapse

None

|_| Check here if U.S. Trustee has been listed as a Certificate Holder for all insurance policies.


                                 ATTACHMENT 8
                                 ------------

               SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
               ------------------------------------------------

Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (attach closing statement): (2) non-financial transactions., such as the substitution of assets or collateral, (3) modifications to loan agreements; (4) change in senior management, etc. Attach any relevant documents.


Financial Transactions

None


Non-Financial Transactions

None


Modifications to Loan Agreements

None


Changes in Senior Management

None


Other

None


We anticipate filing a Plan of Reorganizaiton and Disclosure Statement : Not presently determined.

                        UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF GEORGIA
                               SAVANNAH DIVISION



-----------------------------
In re:                       )            Case No.    05-40130
                             )
FI STORES LIMITED            )            Judge       Hon. Lamar W. Davis, Jr.
PARTNERSHIP, et al.          )
                             )            Chapter     11
                             )
Debtor                       )
-----------------------------



                 DEBTOR'S MONTHLY OPERATING REPORT (BUSINESS)

                                FOR THE PERIOD

           FROM     January 14, 2005                TO     January 29, 2005

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.





                                       /s/ Kathleen Horne
                                      ----------------------------------------
                                      Attorney for Debtor's

Debtor's Address and Phone Number:    Attorney's Address and Phone Number:

FI Stores Limited Partnership         INGLESBY, FALLIGANT, HORNE,
171 Crossroads Parkway                  COURINGTON & CHISHOLM, A Professional
Savannah, Georgia 31422                 Corporation
(912) 233-9333                        17 West McDonough Street, P.O. Box 1368
                                      Savannah, Georgia 31402-1368
                                      (912) 232-7000





Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 30th day of the following month.


FI Stores Limited Partnership

Statement of Cash Receipts and Disbursements

       Jan-05
                                                                                FI Stores
                                                                                 Limited
                                                                               Partnership

Beginning Balance                                                                             0

              Cash deposits                                                           3,322,538
              Credit card collections                                                 1,097,840
              Down payments/layaways                                                          0
              Sales tax                                                                       0
              Borrowings on line of credit                                                    0
              Interbank transfers                                                             0
              Intercompany allocations                                              (4,420,378)
              Other deposits                                                                  0

                                                                           ---------------------
Total cash receipts                                                                           0

                                                                           ---------------------
Total cash available                                                                          0

              Merchandise payments                                                            0
              Rent                                                                            0
              Advertising                                                               888,777
              Jewelry repair                                                            143,325
              Customer refunds                                                           49,352
              Utilities and telephone                                                    10,690
              Employee travel                                                             1,073
              Benefits and benefit administration                                        51,976
              Freight and inventory distribution                                         28,412
              Capital expenditures                                                            0
              Taxes and licenses                                                              0
              Ordinary course professionals                                                   0
              Credit and collection expenses                                              2,873
              Payroll                                                                 1,138,827
              Professional fees                                                               0
              Banking, interest and loan fees                                                 0
              Income taxes                                                                    0
              Sales tax                                                                 572,659
              American Bankers Ins Group                                                      0
              ACH/Debits/Charges                                                              0
              Healthcare                                                                      0
              Line of credit paydowns                                                         0
              Intercompany transfers                                                  (854,003)
              Other disbursements                                                   (2,033,959)

                                                                           ---------------------
Total cash disbursements                                                                      0

                                                                           ---------------------
Ending cash balance                                                                           0
                                                                           =====================

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.



This 15th day of March, 2005                                   /S/ Ken Maher
                                                               ---------------------------------------------
                                                               Chief Financial Officer

Name of Debtor:            FI Stores Limited Partnership  Case Number:05-40130

Reporting Period beginning  January 14, 2005    and ending    January 29, 2005


The following attachments are not applicable to this Debtor and are therefore not attached

Attachment 1
Attachment 2
Attachment 3
Attachment 4
Attachment 5
Attachment 6
Attachment 7
Attachment 8

                        UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF GEORGIA
                               SAVANNAH DIVISION



------------------------------
In re:                        )           Case No.    05-40131
                              )
FRIEDMAN'S FLORIDA            )           Judge       Hon. Lamar W. Davis, Jr.
PARTNERSHIP, et al.           )
                              )           Chapter     11
                              )
Debtor                        )
------------------------------



                 DEBTOR'S MONTHLY OPERATING REPORT (BUSINESS)

                                FOR THE PERIOD

          FROM     January 14, 2005                TO     January 29, 2005

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.









                                       /s/ Kathleen Horne
                                       ---------------------------------------
                                       Attorney for Debtor's

Debtor's Address and Phone Number:     Attorney's Address and Phone Number:

Friedman's Florida Partnership         INGLESBY, FALLIGANT, HORNE,
171 Crossroads Parkway                   COURINGTON & CHISHOLM, A Professional
Savannah, Georgia 31422                  Corporation
(912) 233-9333                         17 West McDonough Street, P.O. Box 1368
                                       Savannah, Georgia 31402-1368
                                       (912) 232-7000





Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 30th day of the following month.


Friedman's Florida Partnership

Statement of Cash Receipts and Disbursements

       Jan-05
                                                                                Friedman's
                                                                                 Florida
                                                                               Partnership

Beginning Balance                                                                             0

              Cash deposits                                                             941,822
              Credit card collections                                                   311,199
              Down payments/layaways                                                          0
              Sales tax                                                                       0
              Borrowings on line of credit                                                    0
              Interbank transfers                                                             0
              Intercompany allocations                                              (1,253,020)
              Other deposits                                                                  0

                                                                           ---------------------
Total cash receipts                                                                           0

                                                                           ---------------------
Total cash available                                                                          0

              Merchandise payments                                                            0
              Rent                                                                            0
              Advertising                                                               259,227
              Jewelry repair                                                             40,310
              Customer refunds                                                           13,990
              Utilities and telephone                                                     3,162
              Employee travel                                                                68
              Benefits and benefit administration                                        13,559
              Freight and inventory distribution                                          7,991
              Capital expenditures                                                            0
              Taxes and licenses                                                              0
              Ordinary course professionals                                                   0
              Credit and collection expenses                                                814
              Payroll                                                                   297,085
              Professional fees                                                               0
              Banking, interest and loan fees                                                 0
              Income taxes                                                                    0
              Sales tax                                                                 162,329
              American Bankers Ins Group                                                      0
              ACH/Debits/Charges                                                              0
              Healthcare                                                                      0
              Line of credit paydowns                                                         0
              Intercompany transfers                                                  (226,483)
              Other disbursements                                                     (572,051)

                                                                           ---------------------
Total cash disbursements                                                                      0

                                                                           ---------------------
Ending cash balance                                                                           0
                                                                           =====================

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.



This 15th day of March, 2005                                   /S/ Ken Maher
                                                               ---------------------------------------------
                                                               Chief Financial Officer

Name of Debtor:  Friedman's Florida Partnership   Case Number: 05-40131

Reporting Period beginning  January 14, 2005 and ending  January 29, 2005


The following attachments are not applicable to this Debtor and are therefore not attached

Attachment 1
Attachment 2
Attachment 3
Attachment 4
Attachment 5
Attachment 6
Attachment 7
Attachment 8

              UNITED STATES BANKRUPTCY COURT
               SOUTHERN DISTRICT OF GEORGIA
                   SAVANNAH DIVISION



----------------------------
In re:                      )            Case No.    05-40132
                            )
FCJV HOLDING CORP.,         )            Judge       Hon. Lamar W. Davis, Jr.
et al.                      )
                            )            Chapter     11
                            )
Debtor                      )
----------------------------



              DEBTOR'S MONTHLY OPERATING REPORT (BUSINESS)

                             FOR THE PERIOD

              FROM     January 14, 2005                TO     January 29, 2005

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.









                                        /s/ Kathleen Horne
                                       ----------------------------------------
                                       Attorney for Debtor's

Debtor's Address and Phone Number:     Attorney's Address and Phone Number:

FCJV Holding Corp.                     INGLESBY, FALLIGANT, HORNE,
171 Crossroads Parkway                   COURINGTON & CHISHOLM, A Professional
Savannah, Georgia 31422                  Corporation
(912) 233-9333                         17 West McDonough Street, P.O. Box 1368
                                       Savannah, Georgia 31402-1368
                                       (912) 232-7000





Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 30th day of the following month.


FCJV Holding Corp

Statement of Cash Receipts and Disbursements

       Jan-05
                                                                                   FCJV
                                                                                 Holding
                                                                                  Corp.

Beginning Balance                                                                             0

              Cash deposits                                                                   0
              Credit card collections                                                         0
              Down payments/layaways                                                          0
              Sales tax                                                                       0
              Borrowings on line of credit                                                    0
              Interbank transfers                                                             0
              Intercompany allocations                                                        0
              Other deposits                                                                  0

                                                                           ---------------------
Total cash receipts                                                                           0

                                                                           ---------------------
Total cash available                                                                          0

              Merchandise payments                                                            0
              Rent                                                                            0
              Advertising                                                                     0
              Jewelry repair                                                                  0
              Customer refunds                                                                0
              Utilities and telephone                                                         0
              Employee travel                                                                 0
              Benefits and benefit administration                                             0
              Freight and inventory distribution                                              0
              Capital expenditures                                                            0
              Taxes and licenses                                                              0
              Ordinary course professionals                                                   0
              Credit and collection expenses                                                  0
              Payroll                                                                         0
              Professional fees                                                               0
              Banking, interest and loan fees                                                 0
              Income taxes                                                                    0
              Sales tax                                                                       0
              American Bankers Ins Group                                                      0
              ACH/Debits/Charges                                                              0
              Healthcare                                                                      0
              Line of credit paydowns                                                         0
              Intercompany transfers                                                          0
              Other disbursements                                                             0

                                                                           ---------------------
Total cash disbursements                                                                      0

                                                                           ---------------------
Ending cash balance                                                                           0
                                                                           =====================

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.



This 15th day of March, 2005                                   /S/ Ken Maher
                                                               ---------------------------------------------
                                                               Chief Financial Officer

Name of Debtor:  FCJV Holding Corp.             Case Number:       05-40132

Reporting Period beginning  January 14, 2005 and ending    January 29, 2005


The following attachments are not applicable to this Debtor and are therefore not attached

Attachment 1
Attachment 2
Attachment 3
Attachment 4
Attachment 5
Attachment 6
Attachment 7
Attachment 8

                        UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF GEORGIA
                               SAVANNAH DIVISION



------------------------------
In re:                        )              Case No.  05-40133
                              )
FRIEDMAN'S BENEFICIARY        )              Judge     Hon. Lamar W. Davis, Jr.
INC., et al.                  )
                              )              Chapter   11
                              )
Debtor                        )
------------------------------



                 DEBTOR'S MONTHLY OPERATING REPORT (BUSINESS)

                                FOR THE PERIOD

                FROM     January 14, 2005       TO     January 29, 2005

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.









                                         /s/ Kathleen Horne
                                        ---------------------------------------
                                        Attorney for Debtor's

Debtor's Address and Phone Number:      Attorney's Address and Phone Number:

Friedman's Beneficiary Inc.             INGLESBY, FALLIGANT, HORNE,
171 Crossroads Parkway                    COURINGTON & CHISHOLM, A Professional
Savannah, Georgia 31422                   Corporation
(912) 233-9333                          17 West McDonough Street, P.O. Box 1368
                                        Savannah, Georgia 31402-1368
                                        (912) 232-7000





Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 30th day of the following month.


Friedman's Beneficiary Inc.

Statement of Cash Receipts and Disbursements

       Jan-05
                                                                                Friedman's
                                                                               Beneficiary
                                                                                   Inc.

Beginning Balance                                                                             0

              Cash deposits                                                                   0
              Credit card collections                                                         0
              Down payments/layaways                                                          0
              Sales tax                                                                       0
              Borrowings on line of credit                                                    0
              Interbank transfers                                                             0
              Intercompany allocations                                                        0
              Other deposits                                                                  0

                                                                           ---------------------
Total cash receipts                                                                           0

                                                                           ---------------------
Total cash available                                                                          0

              Merchandise payments                                                            0
              Rent                                                                            0
              Advertising                                                                     0
              Jewelry repair                                                                  0
              Customer refunds                                                                0
              Utilities and telephone                                                         0
              Employee travel                                                                 0
              Benefits and benefit administration                                             0
              Freight and inventory distribution                                              0
              Capital expenditures                                                            0
              Taxes and licenses                                                              0
              Ordinary course professionals                                                   0
              Credit and collection expenses                                                  0
              Payroll                                                                         0
              Professional fees                                                               0
              Banking, interest and loan fees                                                 0
              Income taxes                                                                    0
              Sales tax                                                                       0
              American Bankers Ins Group                                                      0
              ACH/Debits/Charges                                                              0
              Healthcare                                                                      0
              Line of credit paydowns                                                         0
              Intercompany transfers                                                          0
              Other disbursements                                                             0

                                                                           ---------------------
Total cash disbursements                                                                      0

                                                                           ---------------------
Ending cash balance                                                                           0
                                                                           =====================

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.



This 15th day of March, 2005                                   /S/ Ken Maher
                                                              ---------------------------------
                                                               Chief Financial Officer

Name of Debtor:  Friedman's Beneficiary Inc.    Case Number:   05-40133

Reporting Period beginning January 14, 2005 and ending January 29, 2005


The following attachments are not applicable to this Debtor and are therefore not attached

Attachment 1
Attachment 2
Attachment 3
Attachment 4
Attachment 5
Attachment 6
Attachment 7
Attachment 8

                        UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF GEORGIA
                               SAVANNAH DIVISION



-------------------------------
In re:                         )             Case No.  05-40134
                               )
FRIEDMAN'S HOLDING CORP.,      )             Judge     Hon. Lamar W. Davis, Jr.
et al.                         )
                               )             Chapter   11
                               )
Debtor                         )
--------------------------------



                 DEBTOR'S MONTHLY OPERATING REPORT (BUSINESS)

                                FOR THE PERIOD

                 FROM     January 14, 2005      TO     January 29, 2005

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.









                                         /s/ Kathleen Horne
                                        ---------------------------------------
                                        Attorney for Debtor's

Debtor's Address and Phone Number:      Attorney's Address and Phone Number:

Friedman's Holding Corp.                INGLESBY, FALLIGANT, HORNE,
171 Crossroads Parkway                    COURINGTON & CHISHOLM, A Professional
Savannah, Georgia 31422                   Corporation
(912) 233-9333                          17 West McDonough Street, P.O. Box 1368
                                        Savannah, Georgia 31402-1368
                                        (912) 232-7000





Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 30th day of the following month.


Friedman's Holding Corp.

Statement of Cash Receipts and Disbursements

       Jan-05
                                                                                Friedman's
                                                                                 Holding
                                                                                  Corp.

Beginning Balance                                                                             0

              Cash deposits                                                                   0
              Credit card collections                                                         0
              Down payments/layaways                                                          0
              Sales tax                                                                       0
              Borrowings on line of credit                                                    0
              Interbank transfers                                                             0
              Intercompany allocations                                                        0
              Other deposits                                                                  0

                                                                           ---------------------
Total cash receipts                                                                           0

                                                                           ---------------------
Total cash available                                                                          0

              Merchandise payments                                                            0
              Rent                                                                            0
              Advertising                                                                     0
              Jewelry repair                                                                  0
              Customer refunds                                                                0
              Utilities and telephone                                                         0
              Employee travel                                                                 0
              Benefits and benefit administration                                             0
              Freight and inventory distribution                                              0
              Capital expenditures                                                            0
              Taxes and licenses                                                              0
              Ordinary course professionals                                                   0
              Credit and collection expenses                                                  0
              Payroll                                                                         0
              Professional fees                                                               0
              Banking, interest and loan fees                                                 0
              Income taxes                                                                    0
              Sales tax                                                                       0
              American Bankers Ins Group                                                      0
              ACH/Debits/Charges                                                              0
              Healthcare                                                                      0
              Line of credit paydowns                                                         0
              Intercompany transfers                                                          0
              Other disbursements                                                             0

                                                                           ---------------------
Total cash disbursements                                                                      0

                                                                           ---------------------
Ending cash balance                                                                           0
                                                                           =====================

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.



This 15th day of March, 2005                                   /S/ Ken Maher
                                                               ---------------------------------
                                                               Chief Financial Officer


Name of Debtor:  Friedman's Holding Corp.     Case Number: 05-40134

Reporting Period beginning January 14, 2005 and ending January 29, 2005


The following attachments are not applicable to this Debtor and are therefore not attached

Attachment 1
Attachment 2
Attachment 3
Attachment 4
Attachment 5
Attachment 6
Attachment 7
Attachment 8

                        UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF GEORGIA
                               SAVANNAH DIVISION



-------------------------------
In re:                         )          Case No.    05-40135
                               )
FRIEDMAN'S INVESTMENTS         )          Judge       Hon. Lamar W. Davis, Jr.
LLC, et al.                    )
                               )          Chapter     11
                               )
Debtor                         )
-------------------------------



                 DEBTOR'S MONTHLY OPERATING REPORT (BUSINESS)

                                FOR THE PERIOD

          FROM     January 14, 2005                TO     January 29, 2005

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.









                                         /s/ Kathleen Horne
                                        ---------------------------------------
                                        Attorney for Debtor's

Debtor's Address and Phone Number:      Attorney's Address and Phone Number:

Friedman's Investments LLC              INGLESBY, FALLIGANT, HORNE,
171 Crossroads Parkway                    COURINGTON & CHISHOLM, A Professional
Savannah, Georgia 31422                   Corporation
(912) 233-9333                          17 West McDonough Street, P.O. Box 1368
                                        Savannah, Georgia 31402-1368
                                        (912) 232-7000





Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 30th day of the following month.


Friedman's Investments LLC

Statement of Cash Receipts and Disbursements

       Jan-05
                                                                                Friedman's
                                                                               Investments
                                                                                   LLC

Beginning Balance                                                                             0

              Cash deposits                                                                   0
              Credit card collections                                                         0
              Down payments/layaways                                                          0
              Sales tax                                                                       0
              Borrowings on line of credit                                                    0
              Interbank transfers                                                             0
              Intercompany allocations                                                        0
              Other deposits                                                                  0

                                                                           ---------------------
Total cash receipts                                                                           0

                                                                           ---------------------
Total cash available                                                                          0

              Merchandise payments                                                            0
              Rent                                                                            0
              Advertising                                                                     0
              Jewelry repair                                                                  0
              Customer refunds                                                                0
              Utilities and telephone                                                         0
              Employee travel                                                                 0
              Benefits and benefit administration                                             0
              Freight and inventory distribution                                              0
              Capital expenditures                                                            0
              Taxes and licenses                                                              0
              Ordinary course professionals                                                   0
              Credit and collection expenses                                                  0
              Payroll                                                                         0
              Professional fees                                                               0
              Banking, interest and loan fees                                                 0
              Income taxes                                                                    0
              Sales tax                                                                       0
              American Bankers Ins Group                                                      0
              ACH/Debits/Charges                                                              0
              Healthcare                                                                      0
              Line of credit paydowns                                                         0
              Intercompany transfers                                                          0
              Other disbursements                                                             0

                                                                           ---------------------
Total cash disbursements                                                                      0

                                                                           ---------------------
Ending cash balance                                                                           0
                                                                           =====================

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.


This 15th day of March, 2005                            /s/ Ken Maher
                                                        ---------------------
                                                        Chief Financial Officer

Name of Debtor:  Friedman's Investments LLC      Case Number:  05-40135

Reporting Period beginning January 14, 2005 and ending January 29, 2005


The following attachments are not applicable to this Debtor and are therefore not attached

Attachment 1
Attachment 2
Attachment 3
Attachment 4
Attachment 5
Attachment 6
Attachment 7
Attachment 8

              UNITED STATES BANKRUPTCY COURT
               SOUTHERN DISTRICT OF GEORGIA
          SAVANNAH DIVISION



-----------------------------
In re:                       )        Case No.    05-40136
                             )
FRIEDMAN'S MANAGEMENT        )        Judge       Hon. Lamar W. Davis, Jr.
CORP., et al.                )
                             )        Chapter     11
                             )
Debtor                       )
-----------------------------



                 DEBTOR'S MONTHLY OPERATING REPORT (BUSINESS)

                                FOR THE PERIOD

        FROM     January 14, 2005                TO     January 29, 2005

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.









                                       /s/ Kathleen Horne
                                       ----------------------------------------
                                       Attorney for Debtor's

Debtor's Address and Phone Number:     Attorney's Address and Phone Number:

Friedman's Management Corp.            INGLESBY, FALLIGANT, HORNE,
171 Crossroads Parkway                   COURINGTON & CHISHOLM, A Professional
Savannah, Georgia 31422                  Corporation
(912) 233-9333                         17 West McDonough Street, P.O. Box 1368
                                       Savannah, Georgia 31402-1368
                                       (912) 232-7000





Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 30th day of the following month.


Friedman's Management Corp

Statement of Cash Receipts and Disbursements

       Jan-05
                                                                                            Friedman's
                                                                                            Management
                                                                                               Corp

Beginning Balance                                                                                       400

              Cash deposits                                                                               0
              Credit card collections                                                                     0
              Down payments/layaways                                                                      0
              Sales tax                                                                                   0
              Borrowings on line of credit                                                                0
              Interbank transfers                                                                         0
              Intercompany allocations                                                                    0
              Other deposits                                                                              0

                                                                                        --------------------
Total cash receipts                                                                                       0

                                                                                        --------------------
Total cash available                                                                                    400

              Merchandise payments                                                                        0
              Rent                                                                                        0
              Advertising                                                                                 0
              Jewelry repair                                                                              0
              Customer refunds                                                                            0
              Utilities and telephone                                                                 1,154
              Employee travel                                                                             0
              Benefits and benefit administration                                                    15,819
              Freight and inventory distribution                                                          0
              Capital expenditures                                                                        0
              Taxes and licenses                                                                          0
              Ordinary course professionals                                                               0
              Credit and collection expenses                                                              0
              Payroll                                                                               346,599
              Professional fees                                                                           0
              Banking, interest and loan fees                                                             0
              Income taxes                                                                                0
              Sales tax                                                                                   0
              American Bankers Ins Group                                                                  0
              ACH/Debits/Charges                                                                          0
              Healthcare                                                                                  0
              Line of credit paydowns                                                                     0
              Intercompany transfers                                                              (363,573)
              Other disbursements                                                                         0

                                                                                        --------------------
Total cash disbursements                                                                                  0

                                                                                        --------------------
Ending cash balance                                                                                     400
                                                                                        ====================

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.



This 15th day of March, 2005                                   /S/ Ken Maher
                                                               ---------------------------------------------
                                                               Chief Financial Officer


                                 ATTACHMENT 4
                                 ------------

          MONTHLY SUMMARY OF BANK ACTIVITY - FRIEDMAN'S MGMT ACCOUNT
          ----------------------------------------------------------

Name of Debtor:            Friedman's Inc.    Case Number:    05-40129

Reporting Period beginning January 14, 2005 and ending January 29, 2005

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.


====================================================================================================================
                                Friedman's Management Acct # 3275522334
                                      Friedman's Management Corp.
                                            Bank of America
                                          GL Acct # 5999.1012
                                            December 2004




                                              GL
                                                                       Ending
Beginning GL  Balance                                 400.00           Bank Balance                           400.00



                                   --------------------------                              --------------------------
Ending Balances                                       400.00                                                  400.00
                                   --------------------------                              ==========================

Reconciling items:



                                   --------------------------
                                                      400.00
                                   ==========================

=====================================================================================================================

** If Closing Balance is negative, provide explanation

Not applicable

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D ([ ] Check here if cash disbursements were authorized by United States Trustee)

               Date
               ----
None


                TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits" listed above, includes:

Not applicable - there were no transfers out of this account during the period.

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7)

                                 ATTACHMENT 5
                                 ------------

             CHECK REGISTER - FRIEDMAN'S MANAGEMENT ACCOUNT
             ----------------------------------------------

Name of Debtor:   Friedman's Management Corp.    Case Number:  05-40136

Reporting Period beginning January 14, 2005 and ending January 29, 2005



Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.


    Date      Check Number      Payee     Purpose     Amount
    ----      ------------      -----     -------     ------
None

Name of Debtor: Friedman's Management Corp.   Case Number:     05-40136

Reporting Period beginning January 14, 2005 and ending January 29, 2005


The following attachments are not applicable to this Debtor and are therefore not attached

Attachment 1
Attachment 2
Attachment 3
Attachment 6
Attachment 7
Attachment 8